                                                                   Exhibit 10ad

         AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 1, 1997 ("THIS AGREEMENT"), among the following:

                  (i) FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, a real estate investment trust organized under the laws of the State of Ohio (herein, together with its successors and assigns, the "BORROWER") ;

                  (ii) FIRST UNION MANAGEMENT, INC., a Delaware corporation (herein, together with its successors and assigns, the "MANAGEMENT COMPANY");

                  (iii) the lending institutions listed in Annex I hereto (each a "LENDER" and collectively, the "LENDERS");

                  (iv) KEYBANK NATIONAL ASSOCIATION, a national banking association, as documentation agent (the "DOCUMENTATION AGENT");

                  (v) BANKERS TRUST COMPANY, a New York corporation, as syndication agent (the "SYNDICATION AGENT"); and

                  (vi) NATIONAL CITY BANK, a national banking association, as administrative agent (the "ADMINISTRATIVE AGENT"):

         PRELIMINARY STATEMENTS:

         (1) Unless otherwise defined herein, all capitalized terms used herein and defined in section 10.1 are used herein as so defined.

         (2) This Agreement amends and restates in its entirety the Credit Agreement, dated as of September 19, 1996, as amended by Amendment No. 1 to Credit Agreement, dated as of April 15, 1997, among the Borrower, the Management Company, the Lenders named therein, and the Administrative Agent (as so amended, the "ORIGINAL CREDIT AGREEMENT").

         (3) The Borrower has applied to the Lenders for credit facilities in order to provide working capital and funds for acquisitions and other lawful purposes.

         (4) The Management Company acts as manager of the properties and investments of the Borrower.

         (5) Subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the Borrower the credit facilities provided for herein.

         NOW, THEREFORE, it is agreed:

         SECTION 1.  AMOUNT AND TERMS OF CREDIT.

         1.1. COMMITMENTS. Subject to and upon the terms and conditions herein set forth, each Lender severally agrees to make a loan or loans (each a "LOAN" and, collectively, the "LOANS") to the Borrower, which Loans shall be drawn, to the extent such Lender has a Commitment hereunder, as provided herein. Loans (i) may be made at any time and from time to time on and after the Initial Borrowing Date (as defined in the Original Credit Agreement) and prior to the Maturity Date; (ii) except as hereinafter provided, may, at the option of the Borrower, be incurred and maintained as, and/or converted into, Loans which are Base Rate Loans or Eurodollar Loans, PROVIDED that all Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Loans of the same Type; (iii) may be repaid and reborrowed in accordance with the provisions hereof; and(iv) shall not for any Lender at any time outstanding exceed that aggregate principal amount which, when added to the product at such time of (A) such Lender's Percentage and (B) the sum of the Letter of Credit Outstandings, equals the Commitment of such Lender at such time. In addition, no Loans shall be made at any time if after giving effect thereto the sum of the aggregate outstanding principal amount of the Loans, PLUS the Letter of Credit Outstandings, PLUS the Aggregate Measured Swap Credit Risk (if any) of all Designated Hedge Agreements, would exceed the lesser of (I) the sum of (x) 60% of the appraised fair market value of the Eligible Real Estate constituting a part of the Mortgaged Property hereunder on the Closing Date and which remains Mortgaged Property hereunder, as determined on the basis of the appraisals referred to in section 5.1(t), and (y) 60% of the Appraised Value of any Additional Property or Substitute Property, determined for any such Property as of the date such Property becomes a Mortgaged Property hereunder in compliance with section 7.17, as determined on the basis of the appraisal with respect thereto referred to in section 7.17, and (II) the Aggregate Borrowing Base as of the most recently completed fiscal quarter for which financial information necessary to determine the Aggregate Borrowing Base shall have been furnished by the Borrower as contemplated by this Agreement.

         1.2. MINIMUM BORROWING AMOUNTS, ETC. The aggregate principal amount of each Borrowing shall not be less than the Minimum Borrowing Amount for such Borrowing. More than one Borrowing may be incurred on any day, PROVIDED that at no time shall there be outstanding more than 7 Borrowings of Eurodollar Loans.

         1.3. NOTICE OF BORROWING. (a) Whenever the Borrower desires to incur Loans, it shall give the Administrative Agent at its Notice Office, prior to 1:00 P.M. (Cleveland, Ohio time), at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans and at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Base Rate Loans to be made hereunder. Each such notice (each such notice, a "NOTICE OF BORROWING") (or the written confirmation) shall be in the form of Exhibit A-1 and shall be irrevocable and shall specify: (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing; (ii) the date of Borrowing (which shall be a Business Day); and (iii) whether the respective Borrowing shall consist of Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall promptly give each Lender written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, of such Lender's proportionate share thereof and of the other matters covered by the Notice of Borrowing.

         (b) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower entitled to give telephonic notices under this Agreement on behalf of the Borrower. In each such case, the Administrative Agent's record of the terms of such telephonic notice shall be conclusive absent manifest error.

         1.4. DISBURSEMENT OF FUNDS. (a) No later than 1:00 P.M. (Cleveland, Ohio time) on the date specified in each Notice of Borrowing, each Lender will make available its PRO RATA share of each Borrowing requested to be made on such date in the manner provided below. All amounts shall be made available to the Administrative Agent in U.S. dollars and immediately available funds at the Payment Office and the Administrative Agent promptly will make available to the Borrower by depositing to its account at the Payment Office the aggregate of the amounts so made available in the type of funds received. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available same to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (x) if paid by such Lender, the overnight Federal Funds Effective Rate or (y) if paid by the Borrower, the then applicable rate of interest, calculated in accordance with section 1.8, for the respective Loans (but without any requirement to pay any amounts in respect thereof pursuant to section 1.11).

         (b) Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

         1.5. NOTES. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made to it by each Lender shall be evidenced by a promissory note substantially in the form of Exhibit B with blanks appropriately completed in conformity herewith (each a "NOTE" and, collectively, the "NOTES").

         (b) The Note issued to a Lender shall: (i) be executed by the Borrower;
(ii) be payable to the order of such Lender and be dated on or prior to the Closing Date; (iii) be in a stated principal amount equal to the Commitment of such Lender and be payable in the principal amount of Loans evidenced thereby;
(iv) mature on the Maturity Date; (v) bear interest as provided in the appropriate clause of section 1.8 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby; (vi) be subject to mandatory prepayment as provided in section 4.2: and (vii) be entitled to the benefits of this Agreement and the other Loan Documents.

         (c) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer of its Note, endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation shall not affect the Borrower's obligations in respect of such Loans.

         1.6. CONVERSIONS. The Borrower shall have the option to convert on any Business Day all or a portion at least equal to the applicable Minimum Borrowing Amount of the outstanding principal amount of the Loans into a Borrowing or Borrowings of the other Type of Loan, PROVIDED that: (i) no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto; (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default under section 9.1(a) or Event of Default is in existence on the date of the conversion unless the Required Lenders otherwise agree; and (iii) Borrowings of Eurodollar Loans resulting from this section 1.6 shall be limited in numbers as provided in section 1.2. Each such conversion shall be effected by the Borrower giving the Administrative Agent at its Notice Office, prior to 1:00 P.M. (Cleveland, Ohio time), at least three Business Days' (or one Business Day's, in the case of a conversion into Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each a "NOTICE OF CONVERSION") specifying the Loans to be so converted, the Type of Loans to be converted into and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans.

         1.7. PRO RATA BORROWINGS. All Borrowings of Loans shall be made by the Lenders PRO RATA on the basis of their Commitments. It is understood that no Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder.

         1.8. INTEREST. (a) The unpaid principal amount of each Loan which is a Base Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a fluctuating rate per annum equal to the Base Rate in effect from time to time.

         (b) The unpaid principal amount of each Loan which is a Eurodollar Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the relevant Eurodollar Rate PLUS 200 basis points per annum.

         (c) Notwithstanding the above provisions, if a Default under section 9.1(a) or Event of Default is in existence, all outstanding amounts of principal and, to the extent permitted by law, all overdue interest, in respect of each Loan shall bear interest at a rate per annum equal to the Base Rate in effect from time to time PLUS 2.25% per annum.

         (d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan, monthly in arrears on the last Business Day of each month, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on the dates which are successively three months after the commencement of such Interest Period, and (iii) in respect of each Loan, on any prepayment or conversion (on the amount prepaid or converted), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

         (e) All computations of interest hereunder shall be made in accordance with section 12.7(b).

         (f) The Administrative Agent upon determining the interest rate for any Borrowing shall promptly notify the Borrower and the Lenders thereof.

         1.9. INTEREST PERIODS. (a) At the time the Borrower gives a Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or prior to 1:00 P.M. (Cleveland, Ohio time) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans, it shall have the right to elect by giving the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Borrower, be a one, two, three, six, nine or twelve month period. Notwithstanding anything to the contrary contained above:

                  (i) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

                  (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, PROVIDED that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day; and

                  (iv) no Interest Period may be elected at any time when a Default under section 9.1(a) or an Event of Default is then in existence unless the Required Lenders otherwise agree.

         (b) If upon the expiration of any Interest Period the Borrower has failed to (or may not) elect a new Interest Period to be applicable to the respective Borrowing of Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Borrowing to Base Rate Loans effective as of the expiration date of such current Interest Period.

         1.10. INCREASED COSTS, ILLEGALITY, ETC. (a) In the event that (x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Lender, shall have determined on a reasonable basis (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

                  (i) on any date for determining the Eurodollar Rate for any Interest Period that, by reason of any changes arising after the Effective Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                  (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder in an amount which such Lender deems material with respect to any Eurodollar Loans (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges) because of (x) any change since the Effective Date in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves includable in the Eurodollar Rate pursuant to the definition thereof) and/or (y) other circumstances adversely affecting the interbank Eurodollar market or the position of such Lender in such market; or

                  (iii) at any time, that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Lender in good faith with any change since the Effective Date in any law, governmental rule, regulation, guideline or order, or the interpretation or application thereof, or would conflict with any thereof not having the force of law but with which such Lender customarily complies or has become impracticable as a result of a contingency occurring after the Effective Date which materially adversely affects the interbank Eurodollar market;

THEN, and in any such event, such Lender (or the Administrative Agent in the case of clause (i) above) shall (x) on such date and (y) within 10 Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to the Borrower and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred shall be deemed rescinded by the Borrower or, in the case of a Notice of Borrowing, shall, at the option of the Borrower, be deemed converted into a Notice of Borrowing for Base Rate Loans to be made on the date of Borrowing contained in such Notice of Borrowing, (y) in the case of clause (ii) above, the Borrower shall pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender shall determine) as shall be required to compensate such Lender, for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, which basis must be reasonable, submitted to the Borrower by such Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

         (b) At any time that any Eurodollar Loan is affected by the circumstances described in section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected pursuant to section 1.10(a)(iii) the Borrower shall) either (i) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower was notified by a Lender pursuant to section 1.10(a)(ii) or (iii), cancel said Borrowing, convert the related Notice of Borrowing into one requesting a Borrowing of Base Rate Loans or require the affected Lender to make its requested Loan as a Base Rate Loan, or (ii) if the affected Eurodollar Loan is then outstanding, upon at least one Business Day's notice to the Administrative Agent, require the affected Lender to convert each such Eurodollar Loan into a Base Rate Loan,

PROVIDED that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this section 1.10(b).

         (c) If any Lender shall have determined that after the Effective Date, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged by law with the interpretation or administration thereof, or compliance by such Lender or its parent corporation with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, in each case made subsequent to the Effective Date, has or would have the effect of reducing by an amount reasonably deemed by such Lender to be material the rate of return on such Lender's or its parent corporation's capital or assets as a consequence of such Lender's commitments or obligations hereunder to a level below that which such Lender or its parent corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or its parent corporation's policies with respect to capital adequacy), then from time to time, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent corporation for such reduction. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall set forth, in reasonable detail, the basis of the calculation of such additional amounts, which basis must be reasonable, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this section 1.10(c) upon the subsequent receipt of such notice.

         (d) Notwithstanding anything in this Agreement to the contrary, (i) no Lender shall be entitled to compensation or payment or reimbursement of other amounts under section 1.10, 2.5 or 4.4 for any amounts incurred or accruing more than 120 days prior to the giving of notice to the Borrower of additional costs or other amounts of the nature described in such sections, and (ii) no Lender shall demand compensation for any reduction referred to in section 1.10(c) or payment or reimbursement of other amounts under section 2.5 or 4.4 if it shall not at the time be the general policy or practice of such Lender to demand such compensation, payment or reimbursement in similar circumstances under comparable provisions of other credit agreements.

         1.11. COMPENSATION. The Borrower shall compensate each Lender, upon its written request (which request shall set forth the detailed basis for requesting and the method of calculating such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to section 1.10(a)); (ii) if any repayment, prepayment or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period applicable thereto (other than any repayment or prepayment pursuant to the last two sentences of section 1.4 hereof); (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Eurodollar Loans when required by the terms of this Agreement or (y) an election made pursuant to section 1.10(b).

         1.12. CHANGE OF LENDING OFFICE; REPLACEMENT OF LENDERS. (a) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of section 1.10(a)(ii) or (iii), 1.10(c), 2.5 or 4.4 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Commitment affected by such event, PROVIDED that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such section.

         (b) If any Lender requests any compensation, reimbursement or other payment under section 1.10(a)(ii) or (iii), 1.10(c) or 2.5 with respect to such Lender, or if the Borrower is required to pay any additional amount to any Lender or Governmental Authority pursuant to section 4.4, or if any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with the restrictions contained in section 12.4(b)),all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), and (iii) in the case of any such assignment resulting from a claim for compensation, reimbursement or other payments required to be made under section 1.10(a)(ii) or (iii), 1.10(c) or 2.5 with respect to such Lender, or resulting from any required payments to any Lender or Governmental Authority pursuant to section 4.4, such assignment will result in a reduction in such compensation, reimbursement or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

         (c) Nothing in this section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in section 1.10,
2.5 or 4.4.

         SECTION 2.        LETTERS OF CREDIT.

         2.1. LETTERS OF CREDIT. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request a Letter of Credit Issuer at any time and from time to time on or after the Closing Date and prior to the Maturity Date to issue, for the account of the Borrower and in support of (x) worker's compensation, insurance and other obligations of the Borrower incurred in the ordinary course of its business and/or (y) such other obligations of the Borrower to any other person that are acceptable to the Administrative Agent and such Letter of Credit Issuer, and subject to and upon the terms and conditions herein set forth such Letter of Credit Issuer agrees to issue from time to time, irrevocable standby letters of credit in such form as may be approved by such Letter of Credit Issuer and the Administrative Agent (each such letter of credit, and any Existing Letter of Credit described in section 2.1(d), a "LETTER OF CREDIT" and collectively, the "LETTERS OF CREDIT").

         (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings at such time, would exceed either (x) $10,000,000 or (y) when added to the aggregate principal amount of all Loans then outstanding, an amount equal to the lesser of (aa) the Total Commitment at such time, or (bb) the maximum principal amount of additional Loans which could then be incurred pursuant to section 1.1 hereof, (ii) each Letter of Credit shall have an expiry date occurring not later than one year after such Letter of Credit's date of issuance, although any Letter of Credit may be renewable for successive periods of up to 12 months, but not beyond the Business Day next preceding the Maturity Date, on terms acceptable to the Administrative Agent and the relevant Letter of Credit Issuer, and (iii) each Letter of Credit shall be denominated and payable in U.S. Dollars and shall be payable only on sight, accompanied by any required certificates, drafts or other documents..

         (c) Notwithstanding the foregoing, in the event a Lender Default exists, no Letter of Credit Issuer shall be required to issue any Letter of Credit unless such Letter of Credit Issuer has entered into arrangements satisfactory to it and the Borrower to eliminate such Letter of Credit Issuer's risk with respect to the participation in Letters of Credit of the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender's or Lenders' Percentage of the Letter of Credit Outstandings.

         (d) Annex IX hereto contains a description of all letters of credit outstanding on, and to continue in effect after, the Closing Date. Each such letter of credit issued by a bank that is or becomes a Lender under this Agreement on the Effective Date (each, an "EXISTING LETTER OF CREDIT") shall constitute a "Letter of Credit" for all purposes of this Agreement, issued, for purposes of section 2.4(a), on the Closing Date, and the Borrower, the Administrative Agent and the applicable Lenders hereby agree that, from and after such date, the terms of this Agreement shall apply to such Letters of Credit, superseding any other agreement theretofore applicable to them to the extent inconsistent with the terms hereof.

         2.2. LETTER OF CREDIT REQUESTS: NOTICES OF ISSUANCE. (a) Whenever it desires that a Letter of Credit be issued, the Borrower shall give the Administrative Agent and the Letter of Credit Issuer written notice (including by way of telecopier) in the form of Exhibit A-2 hereto prior to 1:00 P.M. (Cleveland, Ohio time) at least five Business Days (or such shorter period as may be acceptable to the relevant Letter of Credit Issuer) prior to the proposed date of issuance (which shall be a Business Day) (each a "LETTER OF CREDIT REQUEST"), which Letter of Credit Request shall include such supporting documents that such Letter of Credit Issuer customarily requires in connection therewith (including, in the case of a Letter of Credit for an account party other than the Borrower, an application for, and if applicable, a reimbursement agreement with respect to, such Letter of Credit). Any such documents executed in connection with the issuance of a Letter of Credit, including the Letter of Credit itself, are herein referred to as "LETTER OF CREDIT DOCUMENTS". In the event of any inconsistency between any of the terms or provisions of any Letter of Credit Document and the terms and provisions of this Agreement respecting Letters of Credit, the terms and provisions of this Agreement shall control. The Administrative Agent shall notify each Lender, on a monthly basis and in reasonable detail, of the Letters of Credit Outstandings for the previous month, and shall, if requested by any Lender, provide to such Lender a copy of any particular Letter of Credit Request which such Lender may specify.

         (b) Each Letter of Credit Issuer shall, on the date of each issuance of a Letter of Credit by it, give the Administrative Agent, each Lender and the Borrower written notice of the issuance of such Letter of Credit, accompanied by a copy to the Administrative Agent of the Letter of Credit or Letters of Credit issued by it. Each Letter of Credit Issuer shall provide to the Administrative Agent a monthly summary describing each Letter of Credit issued by such Letter of Credit Issuer and then outstanding.

         2.3. AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS. (a) The Borrower hereby agrees to reimburse each Letter of Credit Issuer, by making payment to the Administrative Agent in immediately available funds at the Payment Office, for any payment or disbursement made by such Letter of Credit Issuer under any Letter of Credit (each such amount so paid or disbursed until reimbursed, an "UNPAID DRAWING") immediately after, and in any event on the date on which, such Letter of Credit Issuer notifies the Administrative Agent and the Borrower of such payment or disbursement (which notice to the Borrower shall be delivered reasonably promptly after any such payment or disbursement), with interest on the amount so paid or disbursed by such Letter of Credit Issuer, to the extent not reimbursed prior to 1:00 P.M. (Cleveland, Ohio time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Letter of Credit Issuer is reimbursed therefor at a rate per annum which shall be the rate then applicable to Base Rate Loans (plus an additional 2.25% per annum if not reimbursed by the third Business Day after the date of such payment or disbursement), such interest also to be payable on demand.

         (b) The Borrower's obligation under this section 2.3 to reimburse each Letter of Credit Issuer with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against such Letter of Credit Issuer, the Administrative Agent, any other Letter of Credit Issuer or any Lender, including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing, PROVIDED, HOWEVER that the Borrower shall not be obligated to reimburse a Letter of Credit Issuer for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer.

         2.4. LETTER OF CREDIT PARTICIPATIONS. (a) Immediately upon the issuance by a Letter of Credit Issuer of any Letter of Credit, such Letter of Credit Issuer shall be deemed to have sold and transferred to each Lender, and each Lender (each a "PARTICIPANT") shall be deemed irrevocably and unconditionally to have purchased and received from such Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Percentage, in such Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto (although Letter of Credit Fees shall be payable directly to the Administrative Agent for the account of the Lenders as provided in section 3.1(b) and the Participants shall have no right to receive any portion of any Facing Fees) and any security therefor or guaranty pertaining thereto. Upon any change in the Commitments of the Lenders pursuant to section 12.4(b), it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this section 2.4 to reflect the new Percentages of the assigning and assignee Lender.

         (b) In determining whether to pay under any Letter of Credit, a Letter of Credit Issuer shall not have any obligation relative to the Participants other than to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by a Letter of Credit Issuer under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Letter of Credit Issuer any resulting liability.

         (c) In the event that a Letter of Credit Issuer makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to such Letter of Credit Issuer pursuant to section 2.3(a), such Letter of Credit Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Letter of Credit Issuer, the amount of such Participant's Percentage of such payment in U.S. dollars and in same day funds, PROVIDED, HOWEVER, that no Participant shall be obligated to pay to the Administrative Agent its Percentage of such unreimbursed amount for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer. If the Administrative Agent so notifies any Participant required to fund a payment under a Letter of Credit prior to 11:00 A.M. (Cleveland, Ohio time) on any Business Day, such Participant shall make available to the Administrative Agent for the account of the relevant Letter of Credit Issuer such Participant's Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Percentage of the amount of such payment available to the Administrative Agent for the account of the relevant Letter of Credit Issuer, such Participant agrees to pay to the Administrative Agent for the account of such Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such Letter of Credit Issuer at the Federal Funds Effective Rate. The failure of any Participant to make available to the Administrative Agent for the account of the relevant Letter of Credit Issuer its Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Letter of Credit Issuer its Percentage of any payment under any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent for the account of such Letter of Credit Issuer such other Participant's Percentage of any such payment.

         (d) Whenever a Letter of Credit Issuer receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Letter of Credit Issuer any payments from the Participants pursuant to section 2.4(c) above, such Letter of Credit Issuer shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Participant which has paid its Percentage thereof, in U.S. dollars and in same day funds, an amount equal to such Participant's Percentage of the principal amount thereof and interest thereon accruing after the purchase of the respective participations, as and to the extent so received.

         (e) The obligations of the Participants to make payments to the Administrative Agent for the account of each Letter of Credit Issuer with respect to Letters of Credit shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                   (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                  (ii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any person for whom any such transferee may be acting), the Administrative Agent, any Letter of Credit Issuer, any Lender, or other person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit), other than any claim which the Borrower (or any Subsidiary which is the account party with respect to a Letter of Credit) may have against any applicable Letter of Credit Issuer for gross negligence or wilful misconduct of such Letter of Credit Issuer in making payment under any applicable Letter of Credit;

                  (iii) any statement or any other document presented under or in connection with any Letter of Credit or other Loan Document proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, PROVIDED that payment by a Letter of Credit Issuer under such Letter of Credit against presentation of such statement or document shall not have constituted gross negligence or willful misconduct;

                  (iv) payment by a Letter of Credit Issuer under a Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the Letter or Credit, except any such payment resulting solely from the gross negligence or willful misconduct of the Letter of Credit Issuer;

                  (v) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan
         Documents: or

                  (vi) the occurrence of any Default or Event of Default.

         2.5. INCREASED COSTS. If after the Effective Date, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Letter of Credit Issuer or any Lender with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency (in each case made subsequent to the Effective Date) shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by such Letter of Credit Issuer or such Lender's participation therein, or (ii) shall impose on such Letter of Credit Issuer or any Lender any other conditions affecting this Agreement, any Letter of Credit or such Lender's participation therein; and the result of any of the foregoing is to increase the cost to such Letter of Credit Issuer or such Lender of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Letter of Credit Issuer or such Lender hereunder (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges), then, upon demand to the Borrower by such Letter of Credit Issuer or such Lender (a copy of which notice shall be sent by such Letter of Credit Issuer or such Lender to the Administrative Agent), the Borrower shall pay to such Letter of Credit Issuer or such Lender such additional amount or amounts as will compensate any such Letter of Credit Issuer or such Lender for such increased cost or reduction. A certificate submitted to the Borrower by any Letter of Credit Issuer or any Lender, as the case may be (a copy of which certificate shall be sent by such Letter of Credit Issuer or such Lender to the Administrative Agent), setting forth, in reasonable detail, the basis for the determination of such additional amount or amounts necessary to compensate any Letter of Credit Issuer or such Lender as aforesaid shall be conclusive and binding on the Borrower absent manifest error, although the failure to deliver any such certificate shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this section 2.5. Reference is hereby made to the provisions of section 1.10(d) for certain limitations upon the rights of a Letter of Credit Issuer or Lender under this section.

         2.6. OBLIGATIONS ABSOLUTE. The obligations of the Borrower under this Agreement in respect of any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement (as the same may be amended from time to time) under all circumstances, including, without limitation, to the extent permitted by law, the following circumstances:

                  (i) any lack of validity or enforceability of any agreement or instrument the obligations under which are supported by a Letter of Credit;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of the Letters of Credit or any other amendment or waiver of or any consent to departure from all or any of the Letter of Credit Documents or any other Loan Document;

                  (iii) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the obligations of the Borrower in respect of the Letters of Credit;

                  (iv) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any persons for whom any such beneficiary or any such transferee may be acting), the Letter of Credit Issuer, or any other person, whether in connection with the Loan Documents, the transactions contemplated hereby or by the Letter of Credit Documents or any unrelated transaction, other than any claim which the Borrower (or any Subsidiary which is the account party with respect to a Letter of Credit) may have against any applicable Letter of Credit Issuer for gross negligence or wilful misconduct of such Letter of Credit Issuer in making payment under any applicable Letter of Credit;

                  (v) any statement or any other document presented under or in connection with any Letter of Credit or other Loan Document proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, PROVIDED that payment by a Letter of Credit Issuer under such Letter of Credit against presentation of such statement or document shall not have constituted gross negligence or willful misconduct;

                  (vi) payment by a Letter of Credit Issuer under a Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the Letter or Credit, except any such payment resulting solely from the gross negligence or willful misconduct of the Letter of Credit Issuer; and

                  (vii) any other circumstance or happening whatsoever other than the payment in full of all obligations hereunder in respect of any Letter of Credit or any agreement or instrument relating to any Letter of Credit, whether or not similar to any of the foregoing, that might otherwise constitute a defense available to, or a discharge of, the Borrower, other than any claim which the Borrower (or any Subsidiary which is the account party with respect to a Letter of Credit) may have against any applicable Letter of Credit Issuer for gross negligence or wilful misconduct of such Letter of Credit Issuer in making payment under any applicable Letter of Credit.

         SECTION 3.        FEES; COMMITMENTS.

         3.1. FEES. (a) The Borrower agrees to pay to the Administrative Agent a Commitment Commission ("COMMITMENT COMMISSION") for the account of each Non-Defaulting Lender for the period from and including the Effective Date to but not including the date the Total Commitment has been terminated, computed at a rate equal to 3/8 of 1% per annum on the average daily Unutilized Commitment of such Lender. Such Commitment Commission shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December of each year, commencing December 1997, and on the date upon which the Total Commitment is terminated.

         (b) The Borrower agrees to pay to the Administrative Agent, for the account of each Non-Defaulting Lender, PRO RATA on the basis of its Percentage, a fee in respect of each Letter of Credit (the "LETTER OF CREDIT FEE") computed at the rate of 2.00% per annum on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December of each year, commencing December 1997, and on the date upon which the Total Commitment is terminated. Notwithstanding the above provisions, during any period in which a Default under section 9.1(a) or Event of Default is in existence, Letter of Credit Fees shall be computed and payable at 4.25% per annum.
         (c) The Borrower agrees to pay to the Administrative Agent for the account of each Letter of Credit Issuer a fee in respect of each Letter of Credit issued by it (the "FACING FEE") computed at the rate of 1/8 of 1% per annum on the daily Stated Amount of such Letter of Credit. Accrued Facing Fees shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December of each year, commencing December 1997, and on the date upon which the Total Commitment is terminated.

         (d) The Borrower agrees to pay directly to each Letter of Credit Issuer upon each issuance of, drawing under and/or amendment of, a Letter of Credit issued by it, such amount as shall at the time of such issuance, drawing or amendment be the administrative or processing charge which such Letter of Credit Issuer is customarily charging for issuances of, drawings under or amendments of, letters of credit issued by it.

         (e) The Borrower shall pay to the Administrative Agent on the Closing Date and thereafter for its own account and/or for distribution to the Lenders such fees as heretofore agreed by the Borrower and the Administrative Agent.

         (f) All computations of Fees shall be made in accordance with section 12.7(b).

         3.2. VOLUNTARY REDUCTION OF COMMITMENTS. Upon at least three Business Days' prior written notice (or telephonic notice confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, without premium or penalty, to terminate or partially reduce the Unutilized Total Commitment, PROVIDED that (i) any such termination shall apply to proportionately and permanently reduce the Commitment of each of the Lenders, and (ii) any partial reduction pursuant to this section 3.2 shall be in the amount of at least $5,000,000 (or, if greater, in increments which are integral multiples of $2,000,000).

         3.3. MANDATORY TERMINATION OF COMMITMENTS, ETC. (a) The Commitment of each Lender shall terminate on the Expiration Date unless the Closing Date has occurred on or before such date.

         (b) The Total Commitment (and the Commitment of each Lender) shall terminate on the earlier of (x) the Maturity Date or (y) the date on which a Change of Control occurs.

         3.4. EXTENSION OF MATURITY DATE. At any time during the 30 day period following delivery by the Borrower pursuant to section 7.1(b) of its combined financial statements for its fiscal year then most recently ended after the date hereof, and annually thereafter during the 30 day period following delivery by the Borrower of its combined financial statements pursuant to section 7.1(b), the Borrower may, by written notice to the Administrative Agent, request the Administrative Agent to determine if all of the Lenders are then willing to extend the Maturity Date for an additional year. If the Borrower so requests, the Administrative Agent will so advise the Lenders. If the Lenders in their sole discretion are all willing to so extend the Maturity Date, the Borrower, the Administrative Agent and all of the Lenders (including each Letter of Credit Issuer) shall execute and deliver a definitive written instrument so extending the Maturity Date. No such extension of the Maturity Date shall be valid or effective for any purpose unless such definitive written instrument is so signed and delivered within 60 days following the giving by the Administrative Agent of notice to the Lenders that the Borrower has requested such an extension.

         SECTION 4.        PAYMENTS.

         4.1. VOLUNTARY PREPAYMENTS. The Borrower shall have the right to prepay Loans, in whole or in part, without premium or penalty, from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent at the Payment Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, the amount of such prepayment and (in the case of Eurodollar Loans) the specific Borrowing(s) pursuant to which made, which notice shall be received by the Administrative Agent by 1:00 P.M. (Cleveland, Ohio time) one Business Day prior to the date of such prepayment (and which notice shall promptly be transmitted by the Administrative Agent to each of the Lenders); (ii) each partial prepayment of any Borrowing shall be in an aggregate principal of at least $5,000,000 or an integral multiple of $2,000,000 in excess thereof, in the case of a Borrowing consisting of Eurodollar Loans, and at least $500,000 or an integral multiple of $100,000 in excess thereof, in the case of a Borrowing consisting of Base Rate Loans, PROVIDED that no partial prepayment of Eurodollar Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of the Loans outstanding pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto; (iii) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans; and (iv) each prepayment of Eurodollar Loans pursuant to this section 4.1 on any date other than the last day of the Interest period applicable thereto shall be accompanied by any amounts payable in respect thereof under section 1.11.

         4.2. MANDATORY PREPAYMENTS. (a) If on any date (after giving effect to any other payments on such date) the sum of (i) the aggregate outstanding principal amount of Loans PLUS (ii) the aggregate amount of Letter of Credit Outstandings, exceeds the Total Commitment as then in effect, the Borrower shall prepay on such date that principal amount of Loans and, after Loans have been paid in full, Unpaid Drawings, in an aggregate amount equal to such excess. If, after giving effect to the prepayment of Loans and Unpaid Drawings, the aggregate amount of Letter of Credit Outstandings exceeds the Total Commitment as then in effect, the Borrower shall pay to the Administrative Agent an amount in cash and/or Cash Equivalents equal to such excess and the Administrative Agent shall hold such payment as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent and the Borrower (which shall permit certain investments in Cash Equivalents satisfactory to the Administrative Agent and the Borrower until the proceeds are applied to the secured obligations).

         (b) If on any date (after giving effect to any other payments on such date) the sum of (i) the aggregate outstanding principal amount of Loans, PLUS
(ii) the Letter of Credit Outstandings, PLUS (iii) the Aggregate Measured Swap Credit Risk (if any) of all Designated Hedge Agreements, EXCEEDS the lesser of
(A) the Aggregate Borrowing Base then in effect, or (B) the sum of (x) 60% of the appraised fair market value of the Eligible Real Estate constituting a part of the Mortgaged Property hereunder on the Closing Date and which remains Mortgaged Property hereunder, as determined on the basis of the appraisals referred to in section 5.1(t), and (y) 60% of the Appraised Value of any Additional Property or Substitute Property, determined for any such Property as of the date such Property becomes a Mortgaged Property hereunder in compliance with section 7.17, as determined on the basis of the appraisal with respect thereto referred to in section 7.17, the Borrower shall prepay on such date that principal amount of Loans and, after all Loans have been paid in full, Unpaid Drawings, in an aggregate amount equal to such excess.

         (c) On the date of which a Change of Control occurs the then outstanding principal amount of all Loans, if any, shall become due and payable and shall be prepaid in full, and the Borrower shall contemporaneously either
(i) cause all outstanding Letters of Credit to be surrendered for cancellation (any such Letters of Credit to be replaced by letters of credit issued by other financial institutions), or (ii) the Borrower shall pay to the Administrative Agent an amount in cash and/or Cash Equivalents equal to 100% of the Letter of Credit Outstandings and the Administrative Agent shall hold such payment as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent and the Borrower (which shall permit certain investments in Cash Equivalents satisfactory to the Administrative Agent and the Borrower until the proceeds are applied to the secured obligations).

         (d) With respect to each prepayment of Loans required by this section 4.2, the Borrower shall designate the Types of Loans which are to be prepaid and the specific Borrowing(s) pursuant to which such prepayment is to be made, PROVIDED that (i) the Borrower shall first so designate all Loans that are Base Rate Loans and Eurodollar Loans with Interest Periods ending on the date of prepayment prior to designating any other Eurodollar Loans for prepayment, (ii) if the outstanding principal amount of Eurodollar Loans made pursuant to a Borrowing is reduced below the applicable Minimum Borrowing Amount as a result of any such prepayment, then all the Loans outstanding pursuant to such Borrowing shall be converted into Base Rate Loans, and (iii) each prepayment of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under section 1.11.

         4.3. METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Administrative Agent for the ratable (based on its PRO RATA share) account of the Lenders entitled thereto, not later than 1:00 P.M. (Cleveland, Ohio time) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America at the Payment Office, it being understood that written notice by the Borrower to the Administrative Agent to make a payment from the funds in the Borrower's account at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Any payments under this Agreement which are made later than 1:00 P.M. (Cleveland, Ohio time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

         4.4. NET PAYMENTS. (a) All payments made by the Borrower hereunder, under any Note or any other Loan Document, will be made without setoff, counterclaim or other defense. Except as provided for in section 4.4(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax, imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction under which such Lender is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such nonexcluded taxes levies, imposts, duties, fees assessments or other charges being referred to collectively as "TAXES"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes and such additional amounts as may be necessary so that every payment of all amounts due hereunder, under any Note or under any other Loan Document, after withholding or deduction for or on account of any Taxes will not be less than the amount provided for herein or in such Note or in such other Loan Document. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Lender, upon the written request of such Lender for taxes imposed on or measured by the net income or profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Lender is located and for any withholding of income or similar taxes imposed by the United States of America as such Lender shall determine are payable by, or withheld from, such Lender in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence, which request shall be accompanied by a statement from such Lender setting forth, in reasonable detail, the computations used in determining such amounts. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes, or any withholding or deduction on account thereof, is due pursuant to applicable law certified copies of tax receipts, or other evidence satisfactory to the Lender, evidencing such payment by the Borrower. The Borrower will indemnify and hold harmless the Administrative Agent and each Lender, and reimburse the Administrative Agent or such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid or withheld by such Lender.

         (b) Each Lender that is not a United States person (as such term is defined in section 7701(a)(30) of the Code) for Federal income tax purposes agrees to provide to the Borrower and the Administrative Agent on or prior to the Effective Date, or in the cases of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to section 12.4 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer and such Lender is in compliance with the provisions of this section 4.4(b)), on the date of such assignment or transfer to such Lender,
(i) two accurate and complete original signed copies of Internal Revenue Service

Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement, any Note or any other Loan Document, or (ii) if the Lender is not a "bank" within the meaning of section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of
Exhibit I (any such certificate, a "SECTION 4.4(B)(II) CERTIFICATE") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement, any Note or any other Loan Document. In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a
section 4.4(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement, any Note or any other Loan Document, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this section 4.4(b). Notwithstanding anything to the contrary contained in section 4.4(a), but subject to section 12.4(b) and the immediately succeeding sentence,
(x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or other similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in section 7701(a)(30) of the Code) for United States federal income tax purposes and which has not provided to the Borrower such forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to section 4.4(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States or any additional amounts with respect thereto (I) if such Lender has not provided to the Borrower the Internal Revenue Service forms required to be provided to the Borrower pursuant to this section 4.4(b) or (II) in the case of a payment other than interest, to a Lender described in clause (ii) above, to the extent that such forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this section 4.4 and except as specifically provided for in section 12.4(b), the Borrower agrees to pay additional amounts and indemnify each Lender in the manner set forth in section 4.4(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the previous sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

         (c) If any Lender, in its sole opinion, determines that it has finally and irrevocably received or been granted a refund in respect of any Taxes paid as to which indemnification has been paid by the Borrower pursuant to this section, it shall promptly remit such refund (including any interest received in respect thereof), net of all out-of-pocket costs and expenses; provided, that the Borrower agrees to promptly return any such refund (plus interest) to such Lender in the event such Lender is required to repay such refund to the relevant taxing authority. Any such Lender shall provide the Borrower with a copy of any notice of assessment from the relevant taxing authority (redacting any unrelated confidential information contained therein) requiring repayment of such refund. Nothing contained herein shall impose an obligation on any Lender to apply for any such refund.

         (d) Reference is hereby made to the provisions of section 1.10(d) for certain limitations upon the rights of a Lender under this section.



         SECTION 5.        CONDITIONS PRECEDENT.

         5.1. CONDITIONS PRECEDENT AT CLOSING DATE. The obligation of the Lenders to make Loans, and of any Letter of Credit Issuer to issue Letters of Credit, is subject to the satisfaction of each of the following conditions on or prior to the Closing Date as indicated below:

                  (A) EFFECTIVENESS; NOTES. On or prior to the Closing Date, (i) the Effective Date shall have occurred, (ii) there shall have been delivered to the Administrative Agent for the account of each Lender the appropriate Note executed by the Borrower, in each case, in the amount, maturity and as otherwise provided herein, and (iii) the Notes previously issued under the Original Credit Agreement shall have been returned to the Borrower.

                  (B) OPINIONS OF COUNSEL. On or prior to the Closing Date, the Administrative Agent shall have received (i) an opinion, dated the Closing Date, addressed to the Administrative Agent and each of the Lenders, from Thompson Hine & Flory LLP, special counsel to the Borrower and the Management Company, substantially in the form of Exhibit C hereto and covering such other matters incident to the transactions contemplated hereby as the Administrative Agent may reasonably request, (ii) copies of the opinions from local counsel to the Borrower in Pennsylvania, Minnesota, Iowa, Georgia and North Carolina, dated on or about the Initial Borrowing Date under the Original Credit Agreement, which were delivered thereunder, and (iii) opinions, dated on or about the Closing Date, from local counsel to the Borrower in Oregon, West Virginia and Washington (such jurisdictions being jurisdictions in which Mortgaged Properties covered by the Mortgages specified in section 5.1(g) are located which are outside Ohio and not jurisdictions as to which opinions of local counsel were previously delivered in 1996 as referred to in clause (ii) above), covering such matters in such jurisdictions incident to the transactions contemplated hereby as the Administrative Agent may reasonably request, all such opinions to be in form and substance satisfactory to the Administrative Agent.

                  (C) CERTIFIED COPIES OF CHARTER DOCUMENTS AND BYLAWS. On or prior to the Closing Date the Administrative Agent shall have received from the Borrower, in sufficient quantities for the Lenders, (i) a copy, certified by a duly authorized officer of the Borrower to be true and complete on and as of the Closing Date, of the Borrower's Declaration of Trust and by-laws or code of regulations as in effect on the Closing Date (together with any and all amendments thereto); (ii) a copy, certified by a duly authorized officer of the Management Company, of the Management Company's Certificate of Incorporation and by-laws as in effect on the Closing Date (together with any and all amendments thereto); (iii) the charter or other organizational documents of the Management Company, certified by the Delaware Secretary of State, together with a certificate of good standing for the Management Company issued by the Delaware Secretary of State as of a recent date; (iv) the organizational documents of the Borrower, certified as of a recent date by the Ohio Secretary of State as being validly registered and in full force and effect; (v) a Certificate of Good Standing for each of the Borrower and the Management Company, each issued by the Ohio Secretary of State as of a recent date; and (vi) certificates, issued by the Secretary of State in each other jurisdiction in which a Mortgaged Property is located and the Borrower or the Management Company is qualified to do business (it being noted that the Borrower believes it is not required to be qualified to do business in any jurisdiction other than Ohio), each dated as of a recent date, confirming that the Borrower and the Management Company are duly qualified and in good standing in each such jurisdiction.

                  (D) AUTHORIZATION. On or prior to the Closing Date the Administrative Agent shall have received from the Borrower, in sufficient quantities for the Lenders, copies, certified by a duly authorized officer of each such party to be true and complete on and as of the date thereof, of records of all organizational action taken by the Borrower and the Management Company, respectively, to authorize (i) the execution and delivery of this Agreement and the other Loan Documents to which it is or is to become a party as contemplated or required by this Agreement; (ii) its performance of all of its obligations under each of such documents; and (iii) the making by the Borrower of the borrowings contemplated hereby.

                  (E) INCUMBENCY CERTIFICATES. On or prior to the Closing Date the Administrative Agent shall have received from each of the Borrower and the Management Company, in sufficient quantities for the Lenders, an incumbency certificate, dated the date of delivery thereof, signed by a duly authorized officer of such respective party and giving the name and bearing a specimen signature of each individual who shall be authorized (i) to sign, in the name and on behalf of each such party, each of the Loan Documents to which it is to become a party on or prior to the Closing Date; and (ii) to give notices and to take other action on behalf of the Borrower or the Management Company, as the case may be, under the Loan Documents.

                  (F) LOAN DOCUMENTS. The Notes and all of the other Loan Documents and Security Documents shall have been duly and properly authorized, executed and delivered by the Borrower and, where appropriate, by the Management Company, and all such documents shall be in full force and effect on and as of the Closing Date. Executed originals of this Agreement and executed or photocopies of originals of each of the other Loan Documents (other than the Notes, which shall have been delivered as provided above) shall have been delivered to the Administrative Agent in sufficient quantities for the Lenders.

                  (G) ADDITIONAL MORTGAGED PROPERTIES. Either (x) the Borrower and the Management Company shall have taken and completed all of the following actions with respect to each of the last five locations described on Annex III hereto which is a Mortgaged Property as of the Closing Date, or (y) the Borrower shall have failed to complete any of the actions specified in clause (ii) or (iii) below, but otherwise shall have completed all of the other actions specified below, in which event the provisions of section 5.2 shall become effective:

                           (i) duly executed and caused to be filed for record
                  in the real property records of the county in which the affected real property encumbered thereby is located its Mortgage, its Lease Assignment and such Uniform Commercial Code financing statements as the Administrative Agent may deem necessary or appropriate to create and/or to perfect the first and paramount lien and security interest in favor of the Administrative Agent in the real and personal property described therein;

                           (ii) furnished to the Administrative Agent an
                  original loan policy of title insurance (ALTA 1970 Form B) issued by a title insurance company satisfactory to the Administrative Agent (the "TITLE COMPANY"), insuring, in amounts (taking into account the Appraised Values of the respective Mortgaged Properties), on terms and with such affirmative coverages or endorsements as the Administrative Agent may require (including but not limited to the so-called "revolving credit" and "variable rate" endorsements and such facultative direct-access reinsurance treaties as the Administrative Agent may require), that each such Mortgage is a valid first lien upon the real property encumbered thereby, subject only to such exceptions or matters affecting title as the Administrative Agent may approve in writing;

                           (iii) furnished to the Administrative Agent a current
                  as-built survey showing such matters as may be required by the Administrative Agent, which survey shall be: (A) acceptable in form and content to the Administrative Agent; (B) certified to the Administrative Agent and the Title Company; and (C) prepared by a registered surveyor acceptable to the Administrative Agent in accordance with the minimum standard detail requirements for ALTA/ACSM Title Surveys, so as to eliminate any and all "survey exceptions" from the title insurance policies described above, and containing (1) a note as to the zoning classification of the subject property; and
                  (2) a statement of whether the subject property is located in a flood hazard zone and, if applicable, the Flood Map panel number, suffix, map date and zone for the subject property; and

                           (iv) provided to the Administrative Agent a current
                  rent-roll for each Mortgaged Property.

         In addition, the Borrower shall have paid all costs and expenses payable in connection with all of the actions taken pursuant to this section 5.1(g), including but not limited to (x) all mortgage, intangibles or similar taxes or fees, however characterized, payable in respect of this Agreement, the execution and delivery of the Notes, any of the Mortgages or any of the other Loan Documents or the recording of any of the same; and (y) all expenses and premiums of the Title Company in connection with the issuance of such policies of title insurance and to all costs and expenses required for the recording of the Mortgages or any other Loan Documents in the appropriate public records.

                  (H) PREVIOUSLY MORTGAGED PROPERTIES. Each of the Mortgages and Lease Assignments executed and delivered by the Borrower and the Management Company pursuant to the Original Credit Agreement shall be in full force and effect, and as of the Closing Date either (x) the Borrower and the Management Company shall have taken and completed all of the following actions with respect to each location which was a Mortgaged Property under the Original Credit Agreement as of the Closing Date, or (y) the Borrower shall have failed to complete any of the actions specified in clause (i), (iii) or (iv) below, but otherwise shall have completed all of the other actions specified below, in which event the provisions of section 5.2 shall become effective:

                           (i) duly caused to be executed by all parties thereto
                  and caused to be filed for record in the real property records of the county in which the affected real property encumbered thereby is located amendments to its Mortgage and its Lease Assignment, relating to the Kandi Mall, substantially in the forms attached as Exhibits D-3 and E-3 hereto;

                           (ii) duly executed and caused to be filed for record
                  in the real property records of the county in which the affected real property encumbered thereby is located amendments to its Mortgage and its Lease Assignment, relating to the other Mortgaged Properties under the Original Credit Agreement, substantially in the forms attached as Exhibits D-1, D-2 and D-4 through D-6 and E-1, E-2 and E-4 through E-6 hereto;

                           (iii) furnished to the Administrative Agent an
                  original endorsement to the previously issued loan policy of title insurance (ALTA 1970 Form B) issued by the Title Company with respect thereto as contemplated by the Original Credit Agreement, satisfactory to the Administrative Agent, insuring, in amounts (taking into account the Appraised Values of the respective Mortgaged Properties and the terms of the Mortgage covering the Kandi Mall), and on terms as the Administrative Agent may require, that each such Mortgage is a valid first lien upon the real property encumbered thereby, subject only to such exceptions or matters affecting title as the Administrative Agent may approve in writing, and that such lien extends to the increased Obligations contemplated by this Agreement;

                           (iv) furnished to the Administrative Agent the
                  as-built survey with respect thereto which was required to be furnished pursuant to the Original Credit Agreement, updated and recertified in such manner as may be required in order for the Title Company to continue to delete the "survey exception" in connection with the endorsement to the Title Policy referred to above; and

                           (v) provided to the Administrative Agent a current
                  rent-roll for each Mortgaged Property.

         In addition, the Borrower shall have paid all costs and expenses payable in connection with all of the actions taken pursuant to this section 5.1(h), including but not limited to (x) all mortgage, intangibles or similar taxes or fees, however characterized, payable in respect of this Agreement, the execution and delivery of the Notes, any of the Mortgages or any of the other Loan Documents or the recording of any of the same; and (y) all expenses and premiums of the Title Company in connection with the issuance of such policies of title insurance (and endorsements thereto) and to all costs and expenses required for the recording of the Mortgages or any other Loan Documents (including in each case the amendments thereto referred to above) in the appropriate public records.

                  (I) LEGALITY OF TRANSACTIONS. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for the Administrative Agent or any Lender to perform any of its agreements or obligations under any of the Loan Documents to which it is a party on the Closing Date; or (ii) for the Borrower or the Management Company to perform any of its agreements or obligations under any of the Loan Documents to which it is a party on the Closing Date.

                  (J) COMPLIANCE WITH LAWS. All of the borrowings made or to be made, and the other financial accommodations to be provided, under this Agreement are and shall be in compliance with the requirements of all applicable laws, regulations, rules and orders, including without limitation the Environmental Laws and the requirements imposed by the SEC or by the Board of Governors of the Federal Reserve System under Regulations U, G and X.

                  (K) FEES AND EXPENSES. The Borrower shall have (i) paid all agency, syndication, up front, closing and similar fees required under this Agreement to be paid by the Borrower on or prior to the Closing Date; (ii) reimbursed the Administrative Agent for all reasonable out-of-pocket fees and expenses of its special counsel, and all title and survey companies, appraisers, environmental consultants and other consultants retained or used by it connection with this Agreement, to the extent invoiced on or prior to the Closing Date; and (iii) reimbursed the Administrative Agent for any additional reasonable out-of-pocket costs and expenses incurred in connection with this Agreement up to an aggregate maximum of $20,000, to the extent invoiced on or prior to the Closing Date.

                  (L) CHANGES; NONE ADVERSE. From the date of the most recent balance sheets referred to in section 6.5 of this Agreement to the Closing Date, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole which, individually or in the aggregate, are materially adverse to the Borrower or the Borrower and its Subsidiaries taken as a whole.

                  (M) OFFICER'S CERTIFICATES. The Administrative Agent shall have received from each of the Borrower and the Management Company, in sufficient quantities for the Lenders, a certificate, dated the date of delivery thereof, signed by such party's respective duly authorized officers and certifying, on terms acceptable to the Administrative Agent and the Lenders, that each of the representations and warranties of such party in this Agreement and in the other Loan Documents was true and correct when made, and is true and correct on and as of the date thereof.

                  (N) COMPLIANCE CERTIFICATE. The Administrative Agent shall have received, in sufficient quantities for the Lenders, a Compliance Certificate, dated as of a recent date on or prior to the Closing Date, the required calculations under which shall demonstrate the compliance by the Borrower with the covenants of this Agreement required to be measured in such Certificate.

                  (O) FINANCIAL STATEMENTS. The Administrative Agent and the Lenders shall have received the financial statements referred to in section 6.5, certified by an officer of the Borrower, and shall have been satisfied that such financial statements accurately reflect the financial status and condition of the Borrower and its Subsidiaries and the Management Company.

                  (P) OTHER APPROVALS, ETC. The Administrative Agent shall have received, in sufficient quantities for the Lenders, copies of such other approvals, opinions, certificates, instruments and documents with respect to the Mortgaged Properties or the transactions described herein as it may reasonably request.

                  (Q) INSURANCE POLICIES. The Administrative Agent shall have received evidence of insurance complying with the requirements of the Mortgages, in form and substance satisfactory to the Administrative Agent and with respect to all casualty insurance, naming the Administrative Agent as an additional insured and loss payee.

                  (R) SOLVENCY. The Administrative Agent shall have received from the chief financial officer of the Borrower a certificate in the form of Exhibit H hereto, expressing opinions of value and other appropriate facts or information regarding the solvency of the Borrower and its Subsidiaries taken as a whole.

                  (S) ENVIRONMENTAL REPORTS. The Administrative Agent and each Lender shall have received (i) the environmental reports with respect to the Mortgaged Properties referred to in section 5.1(h) which were delivered pursuant to the Original Credit Agreement, and (ii) Phase I environmental assessments from PSI (or such other firm as may be satisfactory to the Administrative Agent and each of the Lenders) and in form and substance satisfactory to the Administrative Agent and each of the Lenders, and covering each of the Mortgaged Properties referred to in section 5.1(g).

                  (T) APPRAISALS. The Administrative Agent and each Lender shall have received appraisals, satisfactory in form and substance to the Administrative Agent and each Lender, dated not more than 60 days prior to the Closing Date, from one or more nationally recognized appraisal firms, satisfactory to the Administrative Agent and each of the Lenders, covering each of the Mortgaged Properties referred to in section 5.1(g) and (h), which appraisals shall set forth for each such Mortgaged Property the "fair market value" thereof (i.e., the amount at which such Mortgaged Property would equitably exchange between a willing buyer and a willing seller, neither being under a compulsion and both having reasonable knowledge of all relevant facts on the premise that such Mortgaged Property will continue in its present use as part of an ongoing business enterprise), in each case as determined in accordance with sound appraisal standards.

                  (U) ORIGINAL CREDIT AGREEMENT, ETC. Immediately prior to the closing on the Closing Date, (i) the Borrower shall have prepaid, to the Closing Date hereunder, all accrued interest on the Loans outstanding under the Original Credit Agreement, and all accrued Commitment Commission and Letter of Credit Fees under the Original Credit Agreement; and (ii) the Loans and Commitments of the Lenders under the Original Credit Agreement shall have been assigned to NCB, and re-assigned by NCB to the Lenders hereunder, so that after giving effect thereto the Loans and Commitments of the Lenders hereunder are in proportion to the Commitments of the Lenders as indicated in Annex I.

                  (V) PROCEEDINGS AND DOCUMENTS. All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all certificates, documents, and papers, including good standing certificates and any other records of corporate proceedings and governmental approvals, if any, which the Administrative Agent or any Lender may have reasonably requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or Governmental Authorities.

         5.2. CONDITIONS PRECEDENT TO CERTAIN CREDIT EVENTS. If as of the Closing Date, any of the conditions specified in clause (ii) or (iii) of section 5.1(g), or in clause (i), (iii) or (iv) of section 5.1(h), is not satisfied, this section 5.2 shall become effective and

                  (a) the Borrower covenants to satisfy such conditions within 60 days following the Closing Date;

and

                  (b) until such conditions are satisfied and the Administrative Agent gives written notice to the Borrower and the Lenders that such conditions are satisfied, the obligations of the Lenders to make each Loan and/or of a Letter of Credit Issuer to issue each Letter of Credit is subject, at the time thereof, to the satisfaction of the following conditions:

                           (i) if the condition specified in clause (ii) of
                  section 5.1(g) or clause (iii) of section 5.1(h) has not yet been satisfied because of the refusal of the Title Company to insure over any pre-existing mortgage, deed of trust or deed to secure debt created by a prior owner and encumbering any particular Mortgaged Property which might have priority over the Mortgage covering such Mortgaged Property if the indebtedness secured thereby were still outstanding, despite assurances from the Borrower that it believes such indebtedness is no longer outstanding, then even though the Borrower may have advised the Administrative Agent that it believes such indebtedness is no longer outstanding, the aggregate outstanding Loans and Letter of Credit Outstandings shall not exceed such amount as the Administrative Agent establishes, in its reasonable discretion, taking into account the principal amount of and accrued interest on the indebtedness which is or may be secured by such pre-existing mortgage, deed of trust or deed to secure debt, to reflect a reasonable "hold-back" for all such conditions which are not satisfied;

                           (ii) if any of the conditions specified in clause
                  (ii) or (iii) of section 5.1(g) or in clause (i), (iii) or
                  (iv) of section 5.1(h) has not yet been satisfied because of the failure to deliver a survey described therein, the failure of the Title Company to provide an endorsement to a Title Policy which deletes the so-called "survey exception", or the failure of the Borrower to deliver the documents referred to in clause (i) of section 5.1(h) because of delays in obtaining signatures of parties who are not Affiliates of the Borrower, the aggregate outstanding Loans and Letter of Credit Outstandings shall not exceed the lesser of (x) 60% of the aggregate appraised values of the Mortgaged Properties, or (y) the Aggregate Borrowing Base, in each case computed only with respect to (1) those Mortgaged Properties (or distinct portions thereof) referred to in section 5.1(g), and (2) those Mortgaged Properties (or distinct portions thereof) referred to in section 5.1(h), in each case as to which all of the conditions specified in such clauses of section 5.1(g) or section 5.1(h), as applicable, have been satisfied; and

                           (iii) if any of the other conditions specified in
                  clause (ii) or (iii) of section 5.1(g) or clause (iii) or (iv) of section 5.1(h) has not yet been satisfied, the aggregate outstanding Loans and Letter of Credit Outstandings shall not exceed such amount as the Administrative Agent establishes, in its reasonable discretion, as appropriate to reflect a reasonable "hold-back" for all such conditions which are not satisfied.

         5.3. CONDITIONS PRECEDENT TO ALL CREDIT EVENTS. The obligations of the Lenders to make each Loan and/or of a Letter of Credit Issuer to issue each Letter of Credit is subject, at the time thereof, to the satisfaction of the following conditions:

                  (A) NOTICE OF BORROWING, ETC. The Administrative Agent shall have received a Notice of Borrowing meeting the requirements of section
         1.3 with respect to the incurrence of Loans or a Letter of Credit Request meeting the requirement of section 2.2 with respect to the issuance of a Letter of Credit.

                  (B) NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time of each Credit Event and also after giving effect thereto, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties of the Credit Parties contained herein or in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.

                  (C) BORROWING BASE LIMIT MATTERS. At the time of such Credit Event, the Administrative Agent shall have received such Compliance Certificates and rent rolls referred to in section 7.1(e) as are required to be delivered to the Administrative Agent on or prior to the date of such Credit Event, and such other evidence as the Administrative Agent may reasonably require, in order for the Administrative Agent to establish that such Credit Event complies with the Aggregate Borrowing Base limitations contained herein.

The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Borrower to each of the Lenders that all of the applicable conditions specified in section 5.1, 5.2 and/or 5.3, as the case may be, are satisfied as of that time. All of the certificates, legal opinions and other documents and papers referred to in this section 5, unless otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Lenders and, except for the Notes, in sufficient counterparts for each of the Lenders.

         SECTION 6.        REPRESENTATIONS AND WARRANTIES.

         In order to induce the Lenders to enter into this Agreement and to make the Loans, and/or to issue and/or to participate in the Letters of Credit provided for herein, the Borrower and the Management Company, each as to itself, each makes the following representations and warranties to, and agreements with, the Lenders, all of which shall survive the execution and delivery of this Agreement and each Credit Event:

         6.1. ORGANIZATION, EXISTENCE. (a) The Borrower is duly organized, validly existing and in good standing as a real estate investment trust organized under Chapter 1747 of the Ohio Revised Code, has full power and authority and full legal right to own or to hold under lease its Property and to carry on its businesses and is qualified and self-administered as a REIT under sections 856 through 860 of the Code. The Management Company is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, and has full corporate power and authority and full legal right to own or hold under lease its Property and to carry on its business. Each of the Borrower and the Management Company is qualified and licensed, admitted or approved to do business in each jurisdiction wherein the character of its Property or the nature of its business make such qualification necessary or advisable and where the failure so to qualify would have a material and adverse effect on the Borrower.

         (b) Each of the Borrower and the Management Company has the requisite power and authority, and full legal right, to enter into this Agreement and each of the other Loan Documents to which it is a party, and to perform, observe and comply with all of its agreements and obligations hereunder and under each and all of the Loan Documents to which it is a party.

         (c) Except as set forth on Annex II, the Borrower does not, as of the date hereof, own or hold of record (whether directly or indirectly) more than one percent (1.0%) of any shares of any class in the capital of any corporation, nor does the Borrower own or hold (whether directly or indirectly) more than one percent (1.0%) of any legal and/or beneficial equity interest in any partnership, business trust or joint venture or in any other unincorporated trade or business enterprise. The representation and warranty set forth in this section 6.1(c) is made upon and as of the date hereof, and shall not (notwithstanding any other provision of this Agreement to the contrary) be deemed to be repeated on any other date.

         (d) The Borrower is duly qualified as a REIT under the Code, and has not incurred any liability for excise taxes pursuant to section 4981 of the Code.

         6.2. DUE AUTHORIZATION. (a) The execution and delivery by the Borrower of each of the Loan Documents, the performance by the Borrower of all of its agreements and obligations under such Loan Documents, and the making by the Borrower of the borrowings contemplated by this Agreement have been duly authorized by all appropriate action on the part of the Borrower and do not and will not (i) contravene any provision of its Declaration of Trust or any other organizational or constituent document of the Borrower as in effect from time to time; (ii) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or (except as expressly contemplated by the terms of this Agreement with respect to the liens and interests to be created in favor of the Administrative Agent under the Security Documents) result in the creation of any Lien upon any of the Property of the Borrower under any agreement, trust deed, indenture, mortgage or other instrument to which the Borrower is a party or by which the Borrower or any other Property of the Borrower is bound or affected; (iii) violate or contravene any provision of any law, rule or regulation (including, without limitation, Regulations G, T, U or X of the Board of Governors of the Federal Reserve System) or any order, ruling or interpretation thereunder or any decree, order or judgment of any court or governmental or regulatory authority, bureau, agency or official (all as from time to time in effect and applicable to the Borrower); or (iv) require any waivers, consents or approvals by any of the creditors or trustees for creditors of the Borrower or any other person.

         (b) The execution and delivery by the Management Company of each of the Loan Documents to which it is a party and the performance by the Management Company of all of its agreements and obligations under such Loan Documents has been duly authorized by all corporate action on the part of the Management Company, and do not and will not (i) contravene the Articles of Incorporation or any other organizational or constituent document of the Management Company as in effect from time to time; (ii) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or (except as contemplated by this Agreement) result in the creation of a Lien upon any Property of the Management Company under any agreement, trust deed, indenture, mortgage or other instrument to which the Management Company is a party or by which its Property is bound or affected; (iii) violate or contravene any provision of any law, rule or regulation or any order, ruling or interpretation thereunder or any decree, order or judgment of any court or governmental or regulatory authority, bureau, agency or official (all from time to time in effect and applicable to the Management Company); or (iv) require any waivers, consents or approvals of any other person.

         (c) Except as to matters which the Borrower has procured, obtained or performed prior to or concurrently with its execution and delivery of this Agreement, no approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency is required under any provision of any applicable law:

                  (i) for the execution and delivery by the Borrower or the Management Company, as the case may be, of this Agreement, the Notes, and the other Loan Documents, for the performance by the Borrower or the Management Company of any of the agreements and obligations hereunder or thereunder or for the making by the Borrower of the borrowings contemplated by this Agreement, or for the conduct by the Borrower of its business; or

                  (ii) to ensure the continuing legality, validity, binding effect, enforceability or admissibility in evidence of this Agreement, the Notes and the other Loan Documents;

other than the filings and recordings to which reference is made in sections 5.1(g) and (h).

         6.3. ENFORCEABILITY OF DOCUMENTS. (a) On or before the Closing Date, the Borrower and the Management Company will have duly executed and delivered each of the Loan Documents required of it by this Agreement, and each such Loan Document will be in full force and effect. Each Loan Document shall constitute the legal, valid and binding obligation of the Borrower and/or the Management Company, as the case may be, enforceable against the Borrower or the Management Company, as the case may be, in accordance with its respective terms.

         (b) The representations and warranties made by the Borrower and the Management Company in this section 6.3 are subject to the following qualifications: (i) the enforceability of any rights and remedies provided in any of the Loan Documents or against any particular party thereto is subject to applicable bankruptcy, reorganization, moratorium or other similar laws affecting generally the enforcement of creditors' rights; and (ii) the availability of equitable remedies for the enforcement of any provision of any of the Loan Documents may be subject to the discretion of the court before which any proceeding for the enforcement of any provision may be brought.

         6.4. NO DEFAULT. (a) No event has occurred and is continuing, and no condition exists, which constitutes a Default or an Event of Default.

         (b) No default by the Borrower or the Management Company and no accrued right of rescission, cancellation or termination on the part of the Borrower or the Management Company, exists under this Agreement or any of the other Loan Documents.

         6.5. FINANCIAL STATEMENTS. The Borrower has furnished the Lenders with true, correct and complete copies of (a) the combined annual financial statements for the Borrower and the Management Company for the most recent fiscal year of the Borrower, including the combined balance sheet of the Borrower and the Management Company as of the end of such fiscal year and combined statements of income and changes in cash for the Borrower and the Management Company and a statement of shareholder's equity, prepared on a consistent basis in accordance with GAAP (except as specifically disclosed therein) and in the form included with the Borrower's Form 10-K as filed with the SEC for such fiscal year, certified without qualification by the Borrower's Accountants; (b) the combined quarterly financial statements for the Borrower and the Management Company for each fiscal quarter elapsed since the expiration of the Borrower's most recent fiscal year, including a combined balance sheet and combined statements of income and change in cash of the Borrower and the Management Company, prepared on a consistent basis with the prior fiscal year's financial statements in accordance with GAAP (except as specifically disclosed therein), and in the form included with the Borrower's Form 10-Q, as filed with the SEC for any such fiscal quarter; and (c) a certificate of the chief financial officer, principal accounting officer or chief executive officer of the Borrower, stating that to his best knowledge after due inquiry the foregoing statements present fairly in all material respects the combined financial position of the Borrower and the Management Company and the results of their combined operations, subject, solely with respect to the materials described in clause (b), to routine year-end audit adjustments.

         6.6. NO ADVERSE CHANGES. No changes have occurred in the assets, liabilities or financial condition of the Borrower or the Management Company from those reflected in the most recent balance sheets referred to in section
6.5 which, individually or in the aggregate, have been materially adverse. Since the date of such most recent balance sheet, there has been no material and adverse development in the business or in the operations or prospects of the Borrower or the Management Company.

         6.7. TITLE TO ASSETS. Except as set forth in Annex IV, the Borrower and its Subsidiaries have good, sufficient and legal title to, or a valid and subsisting ground leasehold interest in, all the Property and assets reflected in the most recent balance sheet referred to in section 6.5, except for assets disposed of since the date of such balance sheet in the ordinary course of business.

         6.8. LITIGATION. Except as disclosed in Annex V, or (with respect to subsequent reiterations of this warranty and representation) as disclosed in documents filed with the SEC and provided to the Lenders as required by this Agreement, there is no pending action, suit, proceeding or investigation pending, or, to Borrower's knowledge, threatened, before any court, governmental or regulatory authority, agency, commission or official, board of arbitration or arbitrator against the Borrower or the Management Company in which Borrower or the Management Company is a participant which could, if determined adversely to the Borrower or the Management Company, reasonably be expected to affect, in any material or adverse way, the financial position, assets, business, operations or prospects of the Borrower. There are no proceedings pending or, to the Borrower's knowledge, threatened against the Borrower or the Management Company which call into question the validity or enforceability of any of the Loan Documents.

         6.9. NO MATERIALLY ADVERSE CONTRACTS. The Borrower is not a party to or bound by any contracts, agreements or instruments (whether written or oral) which, either individually or in the aggregate, materially and adversely affect the financial position, business, operations or prospects of the Borrower.

         6.10. TAX RETURNS. The Borrower has filed all federal, state and other tax returns required to be filed by it and has made reasonable provisions, in accordance with GAAP, for the payment of all taxes (if any) which have or may become due and payable pursuant to any of the said returns, pursuant to any matters raised by audits or for other reasons. In addition, the Borrower has paid or caused to be paid all real and personal property taxes and assessments and other governmental charges lawfully levied or imposed on or against it or its Property, other than those presently payable without payment of interest or penalty and those which are subject to contests initiated by the Borrower in good faith and diligently prosecuted, in each case as permitted by and subject to the requirements of, section 7.10 below.

         6.11. CONTRACTS WITH AFFILIATES OR SUBSIDIARIES. (a) Except as permitted by section 8.6 hereof and as otherwise set forth on Annex VII hereto, the Borrower is not a party to or otherwise bound by any material agreements, instruments or contracts (whether written or oral) with any Affiliate or Subsidiary.

         (b) Except as permitted by section 8.6 below, and as otherwise set forth on Annex VIII hereto, there is no Indebtedness for Borrowed Money owing by the Borrower to any Affiliate nor is there Indebtedness for Borrowed Money owing by any Affiliate to the Borrower.

         (c) The Management Company has furnished the Lenders with true, correct and complete copies of the Canco Credit Agreement and the Canco Put Agreement as in effect on the date hereof.

         6.12. EMPLOYEE BENEFIT PLANS. Except as shown on Annex VI hereto, the Borrower does not maintain any Employee Benefit Plans or Guaranteed Pension Plans.

         6.13. GOVERNMENTAL REGULATION. The Borrower is not a "public utility company", a "holding company" or a "subsidiary" or an "affiliate" of a "holding company," as such terms are defined in the federal Public Utility Holding Company Act of 1935, as amended. The Borrower is not an "investment company" or a company "controlled" by an "investment company," as such terms are defined in the federal Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any federal or state statute or regulation limiting its ability to incur Indebtedness for Borrowed Money.

         6.14. MARGIN STOCK; USE OF PROCEEDS. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. At no time would more than 25% of the value of the assets of the Borrower or of the Borrower and its combined Subsidiaries that are subject to any "arrangement" (as such term is used in section 221.2(g) of such Regulation
U) hereunder be represented by Margin Stock. The proceeds of all Loans shall be utilized (i) to finance acquisitions and investments, (ii) to retire the Indebtedness referred to in section 5.1(l) of the Original Credit Agreement, and
(iii) for general corporate purposes, in each case in a manner not inconsistent with the requirements of this Agreement.

         6.15. DISCLOSURE. Neither this Agreement nor any other Loan Document, or any other document, certificate or written statement furnished to the Lenders by or on behalf of the Borrower for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading as of the date of such document, certificate or other statement.

         6.16. NO MATERIAL DEFAULT. The Borrower is not in default under any order, writ, judgment, injunction, decree, statute or governmental rule, indenture, agreement, contract, lease or other instrument or contract applicable to it, which default would have a material and adverse effect on the business, assets, Properties or conditions, financial or otherwise, of the Borrower or in the performance of any covenants or conditions respecting any of its Indebtedness, and no holder of any Indebtedness of the Borrower has given notice of any asserted default thereunder, and no liquidation or dissolution of Borrower and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Borrower or its Property is pending or threatened.

         6.17. ENVIRONMENTAL CONDITIONS. (a) The Borrower has obtained all necessary permits, licenses, variances, satisfactory clearances and all other necessary approvals (collectively the "EPA PERMITS") in respect of its Property and for the operation and conduct of the Borrower's business, from all applicable federal, state, and local Governmental Authorities, utility companies or development-related entities including, but not limited to, any and all appropriate Federal or State environmental protection agencies and other departments, public water works and public utilities in regard to the use of all such real property and the operation and conduct of its business, and for any handling, transporting, treating, storage, disposal, discharge, or Release (as defined in CERCLA) of Hazardous Substances or any wastes, liquids or other emissions, if any, into, on or from the environment (including, but not limited to, any air, water, or soil). All EPA Permits are in full force and effect; no such EPA Permit has expired or been suspended, denied or revoked, or is under challenge by any person. The Borrower is in compliance with each EPA Permit, and has no knowledge or information concerning any condition or fact which might or could cause a suspension, denial or revocation of any of the Borrower's EPA Permits.

         (b) Neither the Borrower, the Mortgaged Property, nor any other Property owned by or leased to the Borrower is (i) subject to any material private or governmental litigation, Lien or judicial or administrative notice, order or action, or, to the Borrower's knowledge, threatened litigation or administration action, relating to Hazardous Substances or environmental problems, impairments or liabilities; or (ii) with any applicable notice or lapse of time (or both), and/or failure to take certain curative or remedial actions, in direct or indirect violation of any Environmental Laws.

         (c) To the best of the Borrower's knowledge, there has been no Release (as defined in CERCLA) into, on or from any Mortgaged Property or any other Property owned by or leased to the Borrower, and no Hazardous Substances (except for (x) "Household Waste" as that term is defined at 40 C.F.R. 261.4(b)(l)
(1990), and (y) DE MINIMIS amounts of Hazardous Substances which neither violate any Environmental Laws nor require any affirmative remediation or corrective action) are located on or have been treated, stored, processed, disposed of, handled, transported to or from, disposed of upon or into, upon or from any such Property including, but not limited to, any air, water, or soil. The Borrower shall not allow any Hazardous Substance to exist or be treated, stored, disposed, Released, located, discharged, possessed, managed, processed, or otherwise handled on any Mortgaged Property or any other Property owned by or leased to the Borrower except in compliance with all applicable requirements of all or in the operation or conduct of its business Environmental Laws, and shall comply with all Environmental Laws affecting all of the Borrower's Property.

         (d) The Borrower and its Affiliates do not and shall not transport or engage in the business of transporting, in any manner, any Hazardous Substances.

         (e) The Borrower is not aware of any circumstances which would result in any material obligation under any Environmental Law to investigate or remediate any Hazardous Substances in, on or under the Mortgaged Properties or in, on or under any other Property owned by or leased to the Borrower.

         (f) Reference is hereby made to the Environmental Indemnity Agreement, dated of even date herewith, executed and delivered by the Borrower to the Administrative Agent as one of the Loan Documents. The parties acknowledge and agree that it is their intention that this section 6.17 and the Environmental Indemnity Agreement be interpreted as being consistent and harmonious. Nevertheless, the parties further agree that, solely with respect to matters which are covered both by this section 6.17 and by the Environmental Indemnity Agreement, the latter shall govern in the event of any inconsistency.

         6.18. LICENSES AND PERMITS. The Borrower owns or possesses all material Licenses and Permits and rights with respect thereto necessary for the lawful and proper conduct of its business as presently conducted and proposed to be conducted, without any known conflict with the rights of others, free of any Lien not permitted by this Agreement. All such Licenses and Permits are in full force and effect, and the Borrower is in compliance with the requirements imposed by, or in respect of, all such Licenses and Permits without any known conflict with the valid rights of others which could affect or impair in any material manner the business, assets or condition, financial or otherwise, of the Borrower or the Collateral. No event has occurred and is continuing which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such License or Permit, or would adversely affect the rights of the Borrower thereunder. There is no litigation or other proceeding or dispute with respect to any such Licenses and Permits which has, or is reasonably likely to have, any material adverse effect on the validity or continued availability of any such Licenses and Permits.

         SECTION 7.        AFFIRMATIVE COVENANTS.

         The Borrower and the Management Company each hereby covenants and agrees that so long as this Agreement is in effect and until such time as the Total Commitment has been terminated, no Notes are outstanding and the Loans, together with interest, Fees and all other Obligations hereunder, have been paid in full, it shall comply with, observe, perform or fulfill all of the covenants set forth below in this section 7 which are to be performed by the Borrower or the Management Company, as the case may be, as follows:

         7.1. REPORTS AND OTHER INFORMATION. (a) The Borrower shall provide to the Lenders, as soon as the same are available, and in any event within 45 days after the close of each of the first three quarters of each fiscal year of the Borrower, a combined balance sheet of the Borrower and the Management Company and any Subsidiaries of the Borrower as of the end of such quarter, together with combined statements of income, changes in cash and shareholders' equity for the Borrower and the Management Company and such Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter. All such statements shall be prepared on a consistent basis with the prior year's statements, in accordance with GAAP (except as may be expressly disclosed therein) in the form included in the Borrower's Form 10-Q as filed with the SEC, shall be certified by the Borrower's chief financial officer, principal accounting officer or chief executive officer, and shall be accompanied by a certificate of such officer stating that as of the date of such certificate and to the best of his knowledge, after reasonable inquiry: (i) such financial statements present fairly, in all material respects, the combined financial position of the Borrower and the Management Company and the results of their combined operations for such quarter and for the Borrower's fiscal year-to-date in accordance with GAAP, subject to routine year-end audit adjustments; and (ii) no event has occurred which constitutes an Event of Default or would constitute an Event of Default with the giving of notice or the lapse of time or both, or, if an Event of Default or such an event has occurred and is continuing, a statement as to the nature thereof and the action which the Borrower has taken or proposes to take with respect thereto. Concurrently with the delivery of the foregoing materials, the Borrower shall furnish, in such detail as is reasonably required by the Administrative Agent (x) a Compliance Certificate, documenting the Borrower's compliance with the requirements of sections 7.16 and section 8 of this Agreement, (y) a borrowing report, certified by an Authorized Officer of the Borrower, and (z) such other information as may reasonably be requested by the Administrative Agent with respect to the Borrower or the Borrower's business or Property.

         (b) The Borrower shall provide to the Lenders, as soon as the same are available and in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the combined annual financial statements of the Borrower and the Management Company and any Subsidiaries of the Borrower for such year, including therein a copy of the combined balance sheet of the Borrower and the Management Company and any such Subsidiaries as of the end of such fiscal year and combined statements of income and changes in cash and statements of shareholders' equity. All of the foregoing shall be prepared on a consistent basis with the prior year's statements, in accordance with GAAP (except as may be expressly disclosed therein) in the form included in the Borrower's Form 10-K as filed with the SEC. The foregoing statements shall be certified without qualification by Borrower's Accountants, and shall be accompanied by a certificate of the chief financial officer, principal accounting officer or chief executive officer of the Borrower stating that, as of the date of such certificate, to the best of his knowledge, after reasonable inquiry: (i) such financial statements reflect all adjustments (consisting of normal, recurring accruals) necessary to present fairly the combined financial position of the Borrower and the Management Company for such fiscal year in accordance with GAAP, and (ii) no event has occurred which constitutes an Event of Default or would constitute an Event of Default with the giving of notice or the lapse of time or both, or, if an Event of Default or such an event has occurred and is continuing, a statement as to the nature thereof and the action which the Borrower has taken or proposes to take with respect thereto. Concurrently with the delivery of the foregoing materials, the Borrower shall furnish, in such detail as is reasonably required by the Administrative Agent (x) a Compliance Certificate, (y) a borrowing report, certified by an Authorized Officer of the Borrower, and (z) such other information as may be reasonably requested by the Administrative Agent with respect to the Borrower or the Borrower's business or Property.

         (c) The Borrower shall provide to the Lenders, promptly after sending or filing thereof, copies of all reports which the Borrower sends to holders of beneficial interests in the Borrower, and copies of all reports and registration statements which the Borrower files with the SEC.

         (d) The Borrower shall provide to the Lenders, concurrently with its delivery to the Lenders of the Borrower's quarterly financial reports in accordance with section 7.1(a), above, and in any event within 45 days after the end of each calendar quarter of the Borrower, a report as to each Mortgaged Property setting forth for such Mortgaged Property a statement showing, in such detail as the Administrative Agent may reasonably request, the Property NOI for such Mortgaged Property for such quarter.

         (e) The Borrower shall provide the Lenders, semi-annually, within 45 days after the end of the second and fourth fiscal quarters of the Borrower in each fiscal year during the pendency of this Agreement, a current rentroll for each Mortgaged Property.

         (f) Promptly after the preparation thereof, and in any event not later than 90 days after the commencement of any fiscal year of the Borrower, the Borrower shall deliver to the Administrative Agent and the Lenders a combined budget of the Borrower, the Management Company and their respective Subsidiaries, in reasonable detail for the four fiscal quarters of such fiscal year, and (if and to the extent prepared by management of the Borrower or the Management Company) for any subsequent fiscal years, as customarily prepared by management for its internal use, setting forth, with appropriate discussion or identification, the forecasted combined balance sheet, income statement, funds from operations and capital expenditures of the Borrower, the Management Company and their respective Subsidiaries for the period covered thereby, and the principal assumptions upon which such budget and forecasts are based.

         (g) The Borrower shall furnish to the Administrative Agent and the Lenders, promptly following receipt thereof, a copy of each letter or memorandum which comments on internal accounting controls or which questions any accounting policies followed by the Borrower, the Management Company or any of their respective Subsidiaries, which is submitted to the Borrower or the Management Company by its Accountants in connection with any annual or interim audit of the books of the Borrower, the Management Company and/or their respective Subsidiaries.

         (h) The Borrower shall also provide the Lenders with such other information relating to the Borrower (including, without limitation, any business plan of the Borrower) as any Lender may from time to time reasonably request.

         7.2. MAINTENANCE OF PROPERTY; INSURANCE. (a) The Borrower covenants and agrees to keep and maintain all of its Property in good repair, working order and condition, reasonable wear and tear excepted, and from time to time to make, or use all reasonable legal remedies to cause to be made, all proper repairs, renewals or replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         (b) The Borrower covenants and agrees to keep all of its Property insured against loss or damage by theft, fire, smoke, sprinklers, riot and explosion, such insurance (the "INSURANCE") to be in such form, in such amounts and against such other risks and hazards as are currently carried by the Borrower or are customarily maintained by other persons operating similar businesses and having similar properties in the same general areas, including but not limited to liability coverage and to flood insurance for real property or real property interests located in an area designated as flood-prone, with an insurer or insurers which are financially sound and reputable and which have been accorded a rating by A.M. Best Company, Inc. (or any successor rating agency) of A-/X (or any replacement rating of equivalent stature) or better (or A-/VII or better in the case of insurers whose parent companies are rated A-/X or better); insurance companies satisfying the foregoing requirements are referred to herein as "QUALIFIED INSURERS". In the event that an insurer ceases to be a Qualified Insurer during the term of any Insurance policy, the Borrower shall replace such coverage, at the end of the then current policy term, by a policy issued by a Qualified Insurer. The specific requirements for the insurance to be maintained in respect of the Mortgaged Properties shall be set forth in the respective Mortgages; to the extent that the requirements set forth in the respective Mortgages shall conflict with those which are contained in this Agreement, the requirements of the respective Mortgages shall govern. The Borrower shall, in addition, require that the insurer with respect to each such Insurance policy provide for at least 30 days' advance written notice to the Administrative Agent of any cancellation or termination of, or other change of any nature whatsoever in, the coverage provided under any such policy, PROVIDED, that if the Borrower's insurers will not provide more than 10 days' prior notice of cancellation for nonpayment of premiums, such notice will be adequate in such event.

         7.3. PRIORITY OF MORTGAGES. The Borrower shall at all times maintain and preserve the first and best priority of the Mortgages with respect to each of the Mortgaged Properties, and shall not at any time create or suffer to be created any other Lien or security interest in any of the Collateral, excepting only Liens securing the payment of current and non-delinquent taxes and assessments, both general and special, the effect of building, land use and zoning laws, Permitted Encumbrances and other matters affecting title to the Mortgaged Properties or any of the other Collateral as may be approved or accepted by the Administrative Agent.

         7.4. SECURITY INTERESTS. The Borrower will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein. The Borrower shall comply with the requirements of all applicable laws and regulations in order to grant to the Administrative Agent valid and perfected first mortgage liens encumbering all of the Mortgaged Properties and first priority, perfected security interests in the balance of the Collateral. The Administrative Agent is hereby authorized by the Borrower (and the Management Company, as appropriate) to file any financing statements covering the Collateral, whether or not the Borrower's (or the Management Company's) signature appears thereon. The Borrower and the Management Company each agrees to do whatever the Administrative Agent may reasonably request, from time to time, by way of: (i) filing notices of liens, financing statements, fixture filings and amendments, renewals and continuations thereof; (ii) cooperating with the Administrative Agent's representatives; (iii) keeping stock records; (iv) obtaining waivers from landlords and mortgagees and from warehousemen and their landlords and mortgagees; (v) paying claims which might, if unpaid, become a Lien on the Collateral or any portion or component thereof; and (vi) performing such further acts as the Administrative Agent may reasonably require in order to effect the purposes of this Agreement and the other Loan Documents (excluding, however, any such matters as to which the Borrower or the Management Company shall have caused to be bonded or otherwise discharged, or shall have properly initiated and duly prosecuted a dispute with the claimant or the party seeking to compel the Borrower's or the Management Company's performance, all subject to and in compliance with the provisions of the applicable Mortgage relative to the prosecution of the contests and disputes permitted thereunder). Any and all fees, costs and expenses (including any taxes, reasonable attorneys' fees, or costs for insurance of any kind), which the

Administrative Agent may incur with respect to the Collateral or the Obligations; in filing public notices; in preparing or filing documents; making title examinations or rendering opinions; in protecting, maintaining, or preserving the Collateral or its interest therein; in enforcing or foreclosing the Liens under any of the Loan Documents, whether through judicial procedures or otherwise; or in defending or prosecuting any actions or proceedings arising out of or relating to its transactions with the Borrower and/or the Management Company under this Agreement or any other Loan Document, shall be borne and paid by the Borrower promptly after the Administrative Agent's written demand therefor. If any such costs or expenses are not promptly paid by the Borrower, the Administrative Agent may pay the same on the Borrower's behalf, and the amount so paid shall thereupon comprise Obligations hereunder, evidenced by the Notes and secured by the other Loan Documents, and shall bear interest from the date of such payment until the date the same are paid in full, at the interest rate provided in section 1.8(c).

         7.5. MAINTENANCE OF EXISTENCE. (a) The Borrower shall make all filings under the Code necessary to preserve and maintain (i) its qualifications as a REIT under the Code and (ii) the applicability to the Borrower and its shareholders of the method of taxation provided for in section 857(b) of the Code (and any successor provision thereto).

         (b) The Borrower shall preserve and maintain its existence and all of its rights, franchises and privileges as an Ohio real estate investment trust, and its qualification to do business in each jurisdiction in which the character of the Borrower's Property or the nature of the Borrower's business makes such qualification necessary.

         (c) The Management Company will preserve and maintain its existence and all of its rights, franchises and privileges as a Delaware corporation, and its qualification to do business in any other jurisdiction in which the character of its Property or the nature of its business makes such qualification necessary.

         7.6. COMPLIANCE WITH LAWS. (a) The Borrower and the Management Company shall, and each hereby covenants and agrees to, comply with all acts, rules, regulations, orders, directions and ordinances of any legislative, administrative or judicial body or official (including, without limitation, all Environmental Laws and the Americans with Disabilities Act (the "ADA")) applicable to the Borrower's Property or any part thereof, or to the operation of the Borrower's business.

         (b) The Borrower will promptly notify the Lenders in the event that the Borrower receives any notice, claim or demand from any governmental agency which alleges that the Borrower or the Management Company is in violation of any of the terms of, or has failed to comply with any applicable order issued pursuant to any Federal, state or local statute regulating its operation and business with respect to any Mortgaged Property, including, but not limited to, the Occupational Safety and Health Act, the ADA and all Environmental Laws.

         7.7. NOTICE OF LITIGATION; JUDGMENTS. The Borrower shall furnish or cause to be furnished to the Lenders, promptly (and, in any event, within five Business Days) after the Borrower shall have first become aware of the same, a written notice describing, in detail acceptable to the Required Lenders: (a) any final judgment in an amount exceeding $500,000 rendered against the Borrower or any Affiliate of the Borrower; (b) the commencement or institution of any legal or administrative action, suit, proceeding or investigation by or against the Borrower or any Affiliate of the Borrower in or before any court, governmental or regulatory body, agency, commission or official, board of arbitration or arbitrator, the outcome of which could materially and adversely affect the Borrower's current or future financial position, assets, business, operations or prospects, or could prevent or impede the implementation or completion, observance or performance of any of the arrangements or transactions contemplated by any of the Loan Documents; or (c) the occurrence of any adverse development, not previously disclosed by the Borrower to the Lenders in writing, in any such action, suit, proceeding or investigation. In addition, as promptly as possible after sending the notice of any such event or events, the Borrower shall provide the Lenders with a supplemental notice relating to the event described in such initial notice. Such supplemental notice shall include the Borrower's description of the action that the Borrower has taken or proposed to take with respect to such event.

         7.8. NOTICE OF OTHER EVENTS. (a) If (and on each occasion that) any event shall occur or any condition shall develop which constitutes a Default or an Event of Default, then, promptly (and, in any event, within five Business
Days) after the Borrower shall have first become aware of the same, the Borrower will furnish or cause to be furnished to the Lenders a written notice specifying the nature and the date of the occurrence of such event or (as the case may

be), the nature and the period of existence of such condition and what action the Borrower is taking or proposes to take with respect thereto.

         (b) Immediately upon the Borrower's or the Management Company's first becoming aware of any of the following occurrences, the Borrower or the Management Company, as applicable, will furnish or cause to be furnished to the Lenders written notice with full particulars of (i) the business failure, insolvency or bankruptcy of the Borrower or the Management Company; and (ii) any defaults or events of default under any material agreement of the Borrower or the Management Company or any material violations of any laws, regulations, rules or ordinances of any governmental or regulatory body by the Borrower or the Management Company with respect to any Mortgaged Property.

         (c) If (and on each occasion that) any of the following events shall occur:

                  (i) the Declaration of Trust or other organizational documents of the Borrower shall at any time be modified or amended in any respect whatever; or

                  (ii) the by-laws or code of regulations of the Borrower shall at any time be modified or amended in any respect whatever;

then promptly (and, in any event, within five Business Days) after the occurrence of any such event, the Borrower shall furnish the Lenders with a true and complete copy of each such modification, amendment or supplement.

         (d) Immediately upon (i) the Borrower's first becoming aware of the occurrence of a Collateralization Event (as defined in the Canco Put Agreement), and (ii) the Borrower's receipt of a Collateralization Notice (as defined in the Canco Put Agreement), the Borrower will notify the Administrative Agent thereof in writing (providing copies of any correspondence relating thereto), and the Administrative Agent, in turn, will promptly furnish a copy of the Borrower's notice to the Lenders.

         7.9. INSPECTIONS. The Borrower and the Management Company shall permit any officer, employee, consultant or other representative or agent of the Administrative Agent or any Lender to visit and inspect, from time to time and at any reasonable time, after prior notice to the Borrower, any of the assets or Property owned or held under lease by the Borrower or the Management Company and to examine the books of account, records, reports and the papers (and to make copies thereof and to take extracts therefrom) of the Borrower and the Management Company and to discuss the affairs, finances and accounts of the Borrower with the trustees and executive officers of the Borrower and the executive officers of the Management Company, and with the Borrower's independent accountants.

         7.10. PAYMENT OF TAXES AND OTHER CLAIMS. The Borrower and the Management Company shall pay and discharge promptly all taxes, assessments and other governmental charges or levies at any time imposed upon it or upon its income, revenues or Property, as well as all claims of any kind (including claims for labor, material or supplies) which, if unpaid, might by law become a Lien or charge upon all or any part of its income, revenues or Property. Notwithstanding the foregoing to the contrary, the Borrower or the Management Company may, PROVIDED that there is not then an Event of Default hereunder, contest the propriety or amount of any such taxes, assessments or governmental charges, or of any such claims, if (a) such contest is instituted in good faith and prosecuted with reasonable diligence; (b) such contest shall preclude the sale or forfeiture of the affected Property (or the Borrower or the Management Company shall discharge, by bonding or otherwise, the claim giving rise to the contest or shall provide the Administrative Agent with such reasonable security or other assurances as may be requested by the Administrative Agent in connection with such contest); and (c) the Borrower shall indemnify the Administrative Agent and the Lenders of and from any and all liability, loss, cost or expense incurred by or asserted against the Administrative Agent or any of the Lenders in connection with, or in consequence of, any such contest.

         7.11. PAYMENT OF INDEBTEDNESS. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans, all draws and disbursements under the Letters of Credit and all fees and other amounts payable hereunder or under the Loan Documents promptly as and when required by this Agreement and/or the other Loan Documents. The Borrower shall pay all other Indebtedness (whether existing on the date hereof or arising at any time thereafter) promptly as and when the same is due and payable.

         7.12. PERFORMANCE OF OBLIGATIONS UNDER THE LOAN DOCUMENTS. The Borrower and the Management Company each will duly and properly perform, observe and comply with all of its agreements, covenants and obligations under this Agreement and each of the other Loan Documents.

         7.13. GOVERNMENTAL CONSENTS AND APPROVALS. (a) The Borrower or the Management Company, as the case may be, will obtain or cause to be obtained all such approvals, consents, orders, authorizations and licenses from, give all such notices promptly to, register, enroll or file all such agreements, instruments or documents promptly with, and promptly take all such other action with respect to, any governmental or regulatory authority, agency or official, or any central bank or other fiscal or monetary authority, agency or official, as may be required from time to time under any provision of any applicable law:

                  (i) for the performance by the Borrower or the Management Company of any of its agreements or obligations under the Notes, this Agreement or any of the other Loan Documents or for the payment by the Borrower to the Administrative Agent or any Lender or Letter of Credit Issuer of any sums which shall become due and payable by the Borrower hereunder or thereunder;

                  (ii) to ensure the continuing legality, validity, binding effect or enforceability of the Notes or any of the other Loan Documents or of any of the agreements or obligations thereunder of the Borrower or the Management Company; or

                  (iii) to continue the proper operation of the business and operations of the Borrower or the Management Company, as the case may be.

         (b) The Borrower or the Management Company, as the case may be, shall duly perform and comply with the terms and conditions of all such approvals, consents, orders, authorizations and Licenses and Permits from time to time granted to or made upon the Borrower or the Management Company, as the case may be.

         7.14. EMPLOYEE BENEFIT PLANS AND GUARANTEED PENSION PLANS. The Borrower
(a) will not establish any Guaranteed Pension Plans or Employee Benefit Plans without the prior written consent of the Required Lenders (which will not be unreasonably withheld or delayed), (b) will make full payment when due of all amounts which, under the provisions of Employee Benefit Plans or under applicable law, are required to be paid as contributions thereto, (c) will not permit to exist any accumulated funding deficiency, whether or not waived, (d) will file on a timely basis all reports, notices and other filings required by any governmental agency with respect to any of its Employee Benefit Plans, (e) will make any payments to Multiemployer Plans required to be made under any agreement relating to such Multiemployer Plans, or under any law pertaining thereto, (f) will not permit any amount of unfunded guarantied benefits to occur with respect to any Guaranteed Pension Plan, (g) will furnish to all participants, beneficiaries and employees under any of the Employee Benefit Plans, within the periods prescribed by law, all reports, notices and other information to which they are entitled under applicable law, and (h) will take no action which would cause any of the Employee Benefit Plans to fail to meet any qualification requirement imposed by the Code, as amended. As used in this section, the term "ACCUMULATED FUNDING DEFICIENCY" has the meaning specified in section 302 of ERISA and section 412 of the Code, and the term "UNFUNDED GUARANTIED BENEFITS" has the meaning specified in section 4001 of ERISA.

         7.15. FURTHER ASSURANCES. The Borrower and the Management Company, as the case may be, will each execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any and all such further assurances and other agreements or instruments, and take or cause to be taken all such other action, as shall be reasonably requested by the Administrative Agent from time to time in order to give full effect to any of the Loan Documents.

         7.16. FINANCIAL COVENANTS. The Borrower will at all times comply with the following financial covenants:

                  (a) LEVERAGE RATIO. The Borrower shall at all times maintain a ratio, on a combined basis for the Borrower, the Management Company and their Subsidiaries, determined as of the most recently ended fiscal quarter of the Borrower, of (i) Total Liabilities TO (ii) EBITDA for the four consecutive fiscal quarters of the Borrower ended with such fiscal quarter, of not more than 7.50 to 1.00.

                  (b) DEBT SERVICE COVERAGE RATIO. The Borrower shall at all times maintain a ratio, on a combined basis for the Borrower, the Management Company and their Subsidiaries, determined as of the most recently ended fiscal quarter of the Borrower, of (i) EBITDA for the four consecutive fiscal quarters ended with such fiscal quarter TO (ii) the aggregate amount of all regularly scheduled payments of principal (other than balloon payments) and interest on Indebtedness for Borrowed Money for such four consecutive fiscal quarter period, of not less than
         1.50 to 1.00 for any period ending on or after September 30, 1997.

                  (c) INTEREST COVERAGE RATIO. The Borrower shall at all times maintain a ratio, on a combined basis for the Borrower, the Management Company and their Subsidiaries, determined as of the most recently ended fiscal quarter of the Borrower, of (i) EBITDA for the four consecutive fiscal quarters ended with such fiscal quarter TO (ii) the aggregate amount of all interest for such period on Indebtedness for Borrowed Money, of not less than 1.60 to 1.00 for any period ending on or after September 30, 1997.

                  (d) ADJUSTED NET WORTH. The Borrower shall at all times maintain an Adjusted Net Worth of at least $168,000,000; PROVIDED that the foregoing amount (as it may be increased from time to time as provided herein) shall be increased by (i) an amount equal to 100% of the net cash proceeds (i.e., net of underwriting discounts and commissions, placement and advisory fees, and other customary fees, costs and expenses associated therewith) from the sale or issuance by the Borrower, the Management Company or any of their Subsidiaries of its equity securities to any person other than an Affiliate in an underwritten public offering or private placement with investors which is completed after June 30, 1997 (specifically excluding from this clause (i) any sale or issuance to management or employees pursuant to a stock option plan, stock savings plan or similar employee benefit arrangement); (ii) an amount equal to 100% of the increase in shareholders' equity attributable to other issuances of equity by the Borrower, any of its Subsidiaries or the Management Company (specifically excluding from this clause (ii) any sale or issuance to management or employees pursuant to a stock option plan, stock savings plan or similar employee benefit arrangement); and (iii) all capital gains recognized by the Borrower, its Subsidiaries and the Management Company, on a combined basis, for financial reporting purposes, subsequent to June 30, 1997, on any transaction involving the sale or other disposition of assets or investments (other than dispositions of obsolete or surplus equipment, made in the ordinary course of business), net of any capital losses on any items comprising a portion of any such transaction, except to the extent such capital gains are distributed by the Borrower to the holders of shares of beneficial interest in the Borrower.

                  (e) FUNDS FROM OPERATIONS. The Borrower shall at all times maintain its Funds from Operations, determined as of the most recently ended fiscal quarter of the Borrower, of not less than (i) $15,000,000 for any four consecutive fiscal quarter period ending on or prior to September 30, 1997, and (ii) $19,000,000 as determined for a full fiscal year (or as determined on an annualized basis in the case of the first, second and third fiscal quarter of any fiscal year based on the portion of the current fiscal year elapsed to date), in the case of any fiscal quarter period ending thereafter.

                  (f) MINIMUM AGGREGATE BORROWING BASE. The Borrower shall at all times maintain an Aggregate Borrowing Base not less than the sum of the aggregate outstanding principal amount of Loans, PLUS the Letter of Credit Outstandings, PLUS the Aggregate Measured Swap Credit Risk (if any) of all Designated Hedge Agreements.

                  (g) TOTAL COMMITMENT TO APPRAISED LOAN VALUE RATIO. The Borrower shall at all times maintain a ratio of (i) the Total Commitment, PLUS the Aggregate Measured Swap Credit Risk (if any) of all Designated Hedge Agreements, TO (ii) the Appraised Loan Value of the Eligible Real Estate, expressed as a percentage, of not more than 60%. As used herein, the term "APPRAISED LOAN VALUE OF THE ELIGIBLE REAL ESTATE" means the sum of (A) the fair market value of the Eligible Real Estate constituting a part of the

         Mortgaged Property hereunder on the Closing Date which remains part of the Mortgaged Property hereunder, as determined on the basis of the appraisals referred to in section 5.1(t), and (B) the Appraised Value of any Additional Property or Substitute Property, determined for any such Property as of the date such Property becomes a Mortgaged Property hereunder in compliance with section 7.17.

Notwithstanding anything to the contrary contained in this Agreement, for the purpose of determining compliance with the foregoing financial covenants, the appropriate financial items for each person and business, and their Subsidiaries, acquired by the Borrower pursuant to the Marathon Transaction shall be included (without duplication) in such computation for any applicable period prior to the completion by the Borrower of the Marathon Transaction.

         7.17. ADDITIONAL MORTGAGED PROPERTIES; SUBSTITUTE MORTGAGED PROPERTIES. Subject to the terms and conditions set forth in this section 7.17, the Borrower may, from time to time, supplement the collateral for the Loans by causing certain real property owned by the Borrower to become additional Mortgaged Properties, in accordance with the following provisions:

                  (a) If the Borrower shall desire to cause certain real property owned by the Borrower to become a Mortgaged Property hereunder, the Borrower shall so notify the Administrative Agent and the Lenders. Such notice shall include: (i) a description of the property which the Borrower would propose to become a Mortgaged Property (the "ADDITIONAL PROPERTY"), including historical operating results and occupancy levels of such Additional Property; (ii) an appraisal establishing the fair market value of such Additional Property, prepared by an appraiser who is a Member of the American Institute of Real Estate Appraisers (or has a corresponding professional designation acceptable to the Administrative Agent), conforming to all requirements applicable to the Lenders with respect to real estate collateral, and otherwise acceptable to the Administrative Agent and the Required 80% Lenders; (iii) a commitment for the issuance of a loan policy of title insurance (ALTA Form B, 1970
         Form), issued by a title insurer acceptable to the Administrative Agent and showing that (A) such Additional Property is owned by the Borrower (or will be, prior to the execution and delivery of the Mortgage encumbering such Additional Property), and (B) that, if such Additional Property were to become a Mortgaged Property, the Mortgage encumbering such Additional Property would be the first and best lien upon such property, subject only to Permitted Encumbrances and the Lien of taxes and assessments, both general and special, which are a Lien but are not then delinquent or due and payable; (iv) a survey, prepared and certified to the Administrative Agent (and the title company providing the loan policy referred to below) in accordance with ALTA/ACSM standards, showing the boundaries of the Additional Property, the location of all improvements, required set-backs and such other information as may be required pursuant to the foregoing standards, acceptable to the Administrative Agent and sufficient to permit the issuance of a loan policy of title insurance without exception for any matter which would be revealed by a survey and physical inspection of the Additional Property; (v) a Phase I environmental report, addressed to the Administrative Agent and the Lenders (or accompanied by a letter of reliance for their benefit) and acceptable to the Administrative Agent and the Required 80% Lenders, showing that such Additional Property is free of Hazardous Substances and from violations of Environmental Laws, and otherwise in compliance with the requirements set forth in this Agreement with respect to the Mortgaged Properties and (vi) a statement, showing in detail and with substantiating information reasonably acceptable to the Required 80% Lenders, the Property NOI for the Additional Property for not less than one full calendar year prior to the date of the notice with which such information is furnished.

                  If the Administrative Agent and the Required 80% Lenders shall approve the addition of the Additional Property as a Mortgaged Property, the Administrative Agent shall so notify the Borrower, shall assign a Coverage Factor and an initial Market Constant to such Additional Property and shall, on the basis of the same, determine the Borrowing Base for such property. If the Administrative Agent does not so notify the Borrower that the addition of the Additional Property as a Mortgaged Property has been so approved, such Additional Property shall not become a Mortgaged Property.

                  Promptly after its receipt of such notice, the Borrower will execute a Mortgage and such other Security Documents with respect to such Additional Property as the Administrative Agent may require in order to cause such Additional Property to comply with the requirements of this Agreement and the other Loan

         Documents as Collateral for the Obligations, shall cause all such Security Documents to be duly delivered to the Administrative Agent and recorded in the appropriate public records, and will cause the title company which issued the title commitment described above to issue a loan policy of title insurance to the Administrative Agent, containing such coverages and endorsements as the Administrative Agent may require. Concurrently therewith, the Borrower and the Management Company will, if so required by the Administrative Agent or the Required 80% Lenders, enter into an amendment or supplement to this Agreement to reflect inclusion of such Additional Property as a Mortgaged Property and a component of the Eligible Real Estate, to reflect the resulting changes in the Borrowing Base and to make such other changes to this Agreement as may be necessary or appropriate in view of the addition of such Additional Property to the Collateral.

                  (b) If the Borrower shall desire to cause certain real property owned by the Borrower to become a Mortgaged Property in substitution for a property which is then a Mortgaged Property hereunder, the Borrower shall so notify the Administrative Agent and the Lenders. Such notice shall include: (i) the identity of the Mortgaged Property for which the Borrower intends to make such substitution, and a description of the property which the Borrower would propose to become a Mortgaged Property (the "SUBSTITUTE PROPERTY"), including historical operating results and occupancy levels of such Substitute Property; (ii) an appraisal establishing the fair market value of such Substitute Property, prepared by an appraiser who is a Member of the American Institute of Real Estate Appraisers (or has a corresponding professional designation acceptable to the Administrative Agent), conforming to all requirements applicable to the Lenders with respect to real estate collateral and otherwise acceptable to the Administrative Agent and the Required 80% Lenders; (iii) a commitment for the issuance of a loan policy of title insurance (ALTA Form B, 1970 Form), issued by a title insurer acceptable to the Administrative Agent and showing that (A) the Substitute Property is owned by the Borrower (or will be, prior to the execution and delivery of the Mortgage encumbering such Substitute Property), and (B) that, if such Substitute Property were to become a Substitute Property, the Mortgage encumbering such Substitute Property would be the first and best lien upon such property, subject only to Permitted Encumbrances and the Lien of taxes and assessments, both general and special, which are a Lien but are not then delinquent or due and payable; (iv) a survey, prepared and certified to the Administrative Agent (and the title company providing the loan policy referred to below) in accordance with ALTA/ACSM standards, showing the boundaries of the Substitute Property, the location of all improvements, required set-backs and such other information as may be required pursuant to the foregoing standards, acceptable to the Administrative Agent and sufficient to permit the issuance of a loan policy of title insurance without exception for any matter which would be revealed by a survey and physical inspection of the Substitute Property; (v) a Phase I environmental report, addressed to the Administrative Agent and the Lenders (or accompanied by a letter of reliance for their benefit) and acceptable to the Administrative Agent and the Required 80% Lenders, showing that such Substitute Property is free of Hazardous Substances and from violations of Environmental Laws, and is otherwise in compliance with the requirements set forth in this Agreement with respect to the Mortgaged Properties and (vi) a statement, showing in detail and with substantiating information reasonably acceptable to the Required 80% Lenders, the Property NOI for the Substitute Property for not less than one full calendar year prior to the date of the notice with which such information is furnished.

                  If the Administrative Agent and the Required 80% Lenders shall approve the proposed substitution of the Substitute Property as a Mortgaged Property, the Administrative Agent shall so notify the Borrower, shall assign a Coverage Factor and an initial Market Constant to such Substitute Property and shall, on the basis of the same, determine the Borrowing Base for such property. If the Administrative Agent does not so notify the Borrower that the proposed substitution of the Substitute Property as a Mortgaged Property has been so approved, such Substitute Property shall not become a Mortgaged Property and the property for which it was to be substituted shall remain a Mortgaged Property.

                  Promptly after its receipt of such notice, the Borrower shall execute a Mortgage and such other Security Documents with respect to such Substitute Property as the Administrative Agent may require in order to cause such property to comply with the requirements of this Agreement and the other Loan Documents as Collateral for the Obligations, shall cause all such Security Documents to be duly delivered to the Administrative Agent and or recorded in the appropriate public records, and will cause the title company which issued the title commitment described above to issue a loan policy of title insurance to the Administrative

         Agent, containing such coverages and endorsements as the Administrative Agent may require. Concurrently therewith, (x) or at such later date as may be requested by the Borrower or as may be necessary in order to avoid requiring the Borrower to make a prepayment of the Loans pursuant to section 4.2(b) which the Borrower does not desire to become obligated to make, the Administrative Agent shall execute and deliver to the Borrower a release of the Mortgage encumbering the Mortgaged Property for which such substitution was made, together with a release of all other Security Documents in favor of the Administrative Agent which pertain to such property (without thereby releasing or affecting any Mortgage or Security Document affecting any other Mortgaged Property), and (y) the Borrower and the Management Company will, if so required by the Administrative Agent or the Required 80% Lenders, enter into an amendment or supplement to this Agreement to reflect the inclusion of such Substitute Property as a Mortgaged Property and a component of the Eligible Real Estate, to reflect the resulting changes in the Aggregate Borrowing Base and to make such other changes to this Agreement as may be necessary or appropriate to reflect the transactions effected pursuant to this section 7.17(b).

                  (c) All costs and expenses incurred or payable by the Administrative Agent or any Lender with respect to or in connection with the Borrower's exercise of its options under this section 7.17 (including, without limitation, reasonable attorney's fees and further including any and all taxes, costs, fees and recording expenses in connection with the implementation of the rights set forth in this provision) shall be paid by the Borrower on demand.

         7.18. INTEREST RATE AND CURRENCY HEDGING. Within 60 days following the Initial Borrowing Date under the Original Credit Agreement, the Borrower will enter into one or more Hedge Agreements which shall, collectively, have the effect of fixing or "capping" the rate of interest on a notional amount of debt of at least $45,000,000 for a period of at least two years, and which, collectively, shall not under any circumstances involve an actual or potential Aggregate Measured Swap Credit Risk in excess of $3,000,000. In addition, the Borrower may from time to time enter into additional Hedge Agreements for the purpose of protecting against changes in interest rate or currency exchange risks, PROVIDED that no such Hedge Agreement shall contain any unusual speculative features. Each Hedge Agreement entered into as contemplated hereby shall (i) be embodied in a standard ISDA form of agreement which is acceptable to the Administrative Agent with respect to any intercreditor issues, and (ii) involve a counterparty who is a Lender or another financial institution acceptable to the Administrative Agent. The Borrower will promptly provide to the Administrative Agent a true and complete copy of each Hedge Agreement entered into as contemplated hereby. At or following the effective date of any such Hedge Agreement which involves any Aggregate Measured Swap Credit Risk, the Administrative Agent may, upon written notification to the Borrower, the Lenders and the counterparty, designate the credit exposure of such counterparty under such Hedge Agreement as an obligation entitled to share, PARI PASSU with the Obligations, in respect of the benefits provided by the Collateral under the Security Documents, in accordance with the applicable provisions of this Agreement and the Security Documents, and if the Administrative Agent so designates such credit exposure, the applicable Hedge Agreement of such counterparty shall be considered a "DESIGNATED HEDGE AGREEMENT"; PROVIDED that the Administrative Agent shall not so designate any Hedge Agreement except pursuant to instructions from, or with the consent of, the Required Lenders, unless the counterparty is a Lender or an Affiliate of a Lender.

         7.19. TENANT ESTOPPEL CERTIFICATES AND SUBORDINATION AGREEMENTS FOR INITIALLY MORTGAGED PROPERTIES. The Borrower will use commercially reasonable efforts to obtain and deliver to the Administrative Agent, within 60 days following the Closing Date, such tenant estoppel certificates and tenant subordination and nondisturbance agreements, acceptable in form and content to the Administrative Agent, as the Administrative Agent may require with respect to any tenant whose lease of any portion of any of the Mortgaged Properties exceeded 40,000 square feet as of the Closing Date.

         7.20. CERTAIN SUBSIDIARIES TO JOIN IN SUBSIDIARY GUARANTY. (a) In the event that at any time after the Closing Date

                  (x) the Borrower has any Subsidiary (other than a Foreign Subsidiary as to which section 7.20(b) applies) which (1) is not a party to the Subsidiary Guaranty, and (2) has real property assets and/or tangible personal property assets which are not encumbered by a mortgage, security agreement or similar document and which have an aggregate fair value in excess of $2,000,000,

                  (y) an Event of Default shall have occurred and be continuing and the Borrower has any Subsidiary which is not a party to the Subsidiary Guaranty,

the Borrower will promptly notify the Administrative Agent in writing of such event, identifying the Subsidiary in question and referring specifically to the rights of the Administrative Agent and the Lenders under this section 7.20. The Borrower will, within 30 days following request therefor from the Administrative Agent (who may give such request on its own initiative or upon request by any of the Lenders), cause such Subsidiary to deliver to the Administrative Agent, in sufficient quantities for the Lenders, (i) a duly executed counterpart of the Subsidiary Guaranty (herein, as amended or supplemented, the "SUBSIDIARY GUARANTY"), substantially in the form attached as Exhibit K hereto, or if the Subsidiary Guaranty has previously been executed and delivered, a joinder supplement, satisfactory in form and substance to the Administrative Agent and the Required Lenders, duly executed by such Subsidiary, pursuant to which such Subsidiary joins in the Subsidiary Guaranty as a guarantor thereunder, and (ii) if such Subsidiary is a corporation, resolutions of the Board of Directors of such Subsidiary, certified by the Secretary or an Assistant Secretary of such Subsidiary as duly adopted and in full force and effect, authorizing the execution and delivery of the Subsidiary Guaranty or such joinder supplement, as the case may be, or if such Subsidiary is not a corporation, such other evidence of the authority of such Subsidiary to execute the Subsidiary Guaranty or such joinder supplement, as the case may be, as the Administrative Agent may reasonably request.

         (b) Notwithstanding the foregoing provisions of this section 7.20, the Borrower shall not, unless an Event of Default shall have occurred and be continuing, be required to cause a Foreign Subsidiary to execute and deliver or otherwise join in the Subsidiary Guaranty if (i) to do so would subject the Borrower to liability for additional United States income taxes by virtue of section 956 (or other applicable provisions) of the Code in an amount the Borrower considers material, and (ii) the Borrower provides the Administrative Agent, within the 30-day period referred to in section 7.20(a), with documentation, including computations prepared by the Borrower's internal tax officer, its independent accountants or tax counsel, acceptable to the Required Lenders, in support thereof.

         (c) For the avoidance of doubt, it is noted that, based on the representation (which the Borrower hereby makes) that at and as of the Closing Date the Borrower will have no Subsidiary which meets the requirements of clause
(x) of section 7.20(a), the Subsidiary Guaranty is not being executed and delivered at the Closing Date by any of the Subsidiaries of the Borrower.


         SECTION 8.        NEGATIVE COVENANTS.

         The Borrower and the Management Company each hereby covenants and agrees that so long as this Agreement is in effect and until such time as the Total Commitment has been terminated, no Notes are outstanding and the Loans, together with interest, Fees and all other Obligations hereunder, have been paid in full, it shall comply with, observe, perform or fulfill all of the covenants set forth below in this section 8 which are to be performed by the Borrower or the Management Company, as the case may be, as follows:

         8.1. LIMITATION ON NATURE OF BUSINESS. Neither the Borrower nor the Management Company nor any Subsidiary of the Borrower will at any time make any material alterations in the nature or character of the business of the Borrower, the Management Company and any such Subsidiaries, taken as a whole, as carried on at the date hereof, or undertake, conduct or transact any business in a manner prohibited by applicable law.

         8.2. LIMITATION ON CONSOLIDATION AND MERGER. The Borrower shall not merge or consolidate with any other person, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any other person, or permit any of its Subsidiaries to do so, and the Management Company will not do so, EXCEPT THAT, if no Change of Control would result therefrom, (i) any person may merge with and into the Borrower if the Borrower is the surviving entity of such merger , (ii) the Management Company or any Subsidiary of the Borrower may merge into the Borrower if the Borrower is the surviving entity of such merger, (iii) any Subsidiary of the Borrower may merge with or into any other Subsidiary of the Borrower or (exclusive of the Borrower, except as permitted above) any other person, and (iv) any Subsidiary of the Borrower may sell or otherwise dispose of all or substantially all of its assets, PROVIDED that (A) immediately after giving effect to any such merger or sale or other disposition of assets referred to in clause (i), (ii), (iii) or
(iv), no Default (including, without limitation, any Default under section 8.8) would exist, (B) the surviving corporation of any such merger referred to in clause (i) is, immediately after giving effect to such merger, the Borrower, (C) if the surviving corporation of any merger referred to in clause (iii) is not, immediately after giving effect to such merger, a Subsidiary of the Borrower, the Borrower and/or its Subsidiaries shall have received as consideration for such merger cash, property or securities representing the fair market value of the Borrower's and its Subsidiaries' interest in such Subsidiary immediately prior to such merger (as determined by the trustees of the Borrower), and (D) in the case of any sale or other disposition referred to in clause (iv), the Borrower and/or its Subsidiaries shall have (except as otherwise permitted under section 8.8 hereof) received as consideration for such sale or other disposition cash, property or securities representing the fair market value of such assets immediately prior to such sale or other disposition (as determined by the trustees of the Borrower).

         8.3. LIMITATION ON DISTRIBUTIONS, DIVIDENDS AND RETURN OF CAPITAL. (a) The Borrower shall not, after the occurrence and during the continuance of an Event of Default hereunder or under any Loan Document, or if after giving effect thereto there would exist any Default or Event of Default involving section 7.16(d) hereof: (i) declare or pay any Distribution or cash dividends of any kind on any Securities of any class in its capital; or (ii) make any payments on account of the purchase or other acquisition or redemption or other retirement of any Securities of any class in its capital.

         (b) The Borrower shall not, directly or indirectly, at any time while any Default or Event of Default exists hereunder, make any voluntary prepayment or voluntary redemption of any kind on any Indebtedness for Borrowed Money (other than the Obligations), or purchase or otherwise acquire any such Indebtedness for Borrowed Money.

         (c) The Borrower shall not at any time make (whether directly or indirectly) any payments or other distributions of any kind to any Affiliate, or transfer or assign (whether directly or indirectly) any Property or assets of any kind to any Affiliate; EXCLUDING, HOWEVER, from the operation of the foregoing provisions of this provision:

                  (i)   capital contributions or payments to any Subsidiary;

                  (ii) payments on other transactions or contracts which are not prohibited by section 8.6;

                  (iii) remuneration payable by the Borrower to its employees, trustees or officers in amounts approved by its board of trustees;

                  (iv) reimbursements by the Borrower of the reasonable business expenses of its employees, trustees and officers incurred in the ordinary course of business; and

                  (v) payments, distributions or transfers which are consolidated or combined on the Borrower's financial statements and are not prohibited by any other provision of this Agreement.

         (d) Notwithstanding any provision of this section 8.3 to the contrary, the Borrower may make such Distributions as may be necessary to preserve the Borrower's status and qualification as a REIT, PROVIDED that if, but for this section 8.3(d) such Distribution would otherwise be prohibited by the terms of this Agreement, the Borrower shall, prior to making any such Distribution, provide the Administrative Agent with an opinion of counsel or other evidence acceptable to the Administrative Agent confirming the necessity of such Distribution to the preservation of the Borrower's status and qualification as a REIT. The making of any Distribution under the circumstances described in this section 8.3(d) shall not excuse any Default or Event of Default hereunder, or constitute a waiver by the Administrative Agent or any Lender of any rights or remedies which may be available to it hereunder or under any of the Loan Documents in the event of a Default or an Event of Default hereunder.

         8.4. ACQUISITION OF MARGIN SECURITIES. The Borrower shall not own, purchase or acquire (or enter into any contract to purchase or acquire) any "margin security" as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect UNLESS, prior to any such purchase or acquisition, the Administrative Agent shall have received a satisfactory opinion of counsel to the effect that such purchase or acquisition will not cause this Agreement or the Notes to be in violation of Regulations G, T, U, X or any other regulation of the Federal Reserve Board then in effect.

         8.5. LIMITATION ON INDEBTEDNESS. (a) The Borrower will not, and will not permit any Subsidiary of the Borrower to, and the Management Company will not, create, assume or have outstanding at any time any Indebtedness for Borrowed Money, OTHER THAN:

                  (i)   Indebtedness under the Loan Documents;

                  (ii) the existing Indebtedness described on Annex VIII hereto, and any refinancing, extension, renewal or refunding of any such existing Indebtedness not involving an increase in the aggregate outstanding principal amount of the Indebtedness so refinanced, extended, renewed or refunded;

                  (iii) if at the time of the creation or assumption thereof no Event of Default shall have occurred and be continuing, or would result therefrom, additional Indebtedness of the Borrower not otherwise permitted pursuant to the other clauses of this section 8.5(a), consisting of short term unsecured borrowings obtained by the Borrower from a bank or other institutional lender, or in the commercial paper market, PROVIDED that (A) the outstanding principal balance of all such borrowings shall not exceed $100,000,000 at any time, and (B) the aggregate outstanding balance of the Borrower's borrowings in the commercial paper market shall not exceed at any time the aggregate unused portions of lines of credit made available to the Borrower for the purpose of supporting such commercial paper borrowings by banks and other institutional lenders, together with the amount of any unused balance of the Total Commitment available hereunder and any unused portion of any other credit facility otherwise permitted hereunder which may then be available to the Borrower;

                  (iv) if at the time of the creation or assumption thereof no Event of Default shall have occurred and be continuing, or would result therefrom, additional Indebtedness of the Borrower, any Subsidiary or the Management Company not otherwise permitted pursuant to the other clauses of this section 8.5(a), consisting of Indebtedness ("NON-RECOURSE DEBT"), without limitation as to aggregate principal amount, incurred to finance or refinance the ownership or acquisition of real property or interests in real property; PROVIDED (A) such Non-Recourse Debt is secured by mortgages, deeds of trust or deeds to secure debt encumbering only the real property or real property interests financed or refinanced thereby, (B) such NonRecourse Debt is not guaranteed or otherwise supported, directly or indirectly by the Borrower or any Subsidiary of the Borrower or the Management Company (subject to customary guaranties and indemnities for fraud, misuse of proceeds and environmental matters or such other matters as are reasonably acceptable to the Administrative Agent under the circumstances), and (C) the recourse of the applicable lender or lenders in connection with any such Non-Recourse Debt is limited to the real property or interests in real property financed or refinanced thereby (subject to customary exceptions for fraud, misuse of proceeds and environmental matters or such other matters as are reasonably acceptable to the Administrative Agent under the circumstances);

                  (v) if at the time of the creation or assumption thereof no Event of Default shall have occurred and be continuing, or would result therefrom, additional Indebtedness of the Borrower not otherwise permitted pursuant to the other clauses of this section 8.5(a), consisting of Indebtedness incurred to finance or refinance the ownership or acquisition of real property or interests in real property; PROVIDED (A) such Indebtedness is secured by mortgages, deeds of trust or deeds to secure debt encumbering only the real property or interests in real property interests so financed or refinanced, (B) the Indebtedness secured by any such real property or real property interests does not exceed 100% of the fair value thereof (as determined by the Borrower in good faith), and (C) the aggregate principal amount of all Indebtedness referred to in this clause (v) outstanding at any time does not exceed $40,000,000;

                  (vi) the Indebtedness of each person which becomes a Subsidiary of the Borrower as a result of the completion of the Marathon Transaction, to the extent outstanding at the time it becomes a Subsidiary of the Borrower, and any refinancing, extension, renewal or refunding of any such Indebtedness not involving an increase in the aggregate outstanding principal amount of the Indebtedness so refinanced, extended, renewed or refunded, PROVIDED that such Indebtedness is not guaranteed or otherwise supported, directly or indirectly by the Borrower or any other Subsidiary of the Borrower or the Management Company (subject to customary guaranties and indemnities for fraud, misuse of proceeds and environmental matters or such other matters as are reasonably acceptable to the Administrative Agent under the circumstances);

                  (vii) Indebtedness of any Subsidiary of the Borrower owed to the Borrower or to another Subsidiary of the Borrower; any Indebtedness owed by the Management Company to the Borrower and its Subsidiaries and arising out of normal working capital requirements of the Management Company incident to its management activities relating to Property of the Borrower and its Subsidiaries; and Indebtedness of the Borrower owed to its Subsidiaries and the management Company, PROVIDED such Indebtedness has been subordinated to the Obligations pursuant to subordination provisions satisfactory in form and substance to the Required Lenders;

                  (viii) Indebtedness under Hedge Agreements not constituting Loan Documents, entered into as contemplated by section 7.18 hereof;

                  (ix) if at the time of the creation or assumption thereof no Event of Default shall have occurred and be continuing, or would result therefrom, additional Indebtedness of the Borrower not otherwise permitted pursuant to the other clauses of this section 8.5(a), consisting of Indebtedness secured by Liens permitted by clause (k) of section 8.7 hereof, PROVIDED that the aggregate outstanding principal amount thereof does not exceed $1,000,000 at any time;

                  (x) if approved in writing by the Required Lenders prior to the time of the creation or assumption thereof, additional Indebtedness of the Borrower and its Subsidiaries not otherwise permitted pursuant to the other clauses of this section 8.5(a), consisting of Capitalized Lease Obligations or other Contingent Obligations; and

                  (xi) if at the time of the creation or assumption thereof no Event of Default shall have occurred and be continuing, or would result therefrom, additional unsecured Indebtedness of the Borrower not otherwise permitted pursuant to the foregoing clauses of this section 8.5(a), consisting of Subordinated Indebtedness;

PROVIDED, that if any such Indebtedness referred to in clause (iv), (v) or (vi) above is incurred, created, assumed or becomes outstanding in connection with the acquisition of any Property having a fair value in excess of $10,000,000, the Borrower shall have delivered to the Administrative Agent at least two Business Days prior to such incurrence, creation or assumption a certificate of a responsible financial officer of the Borrower demonstrating that the Borrower's PRO FORMA projected ratios to which reference is made in section 7.16(a), (b) and (c), for the succeeding four fiscal quarters and giving effect to such acquisition and such Indebtedness and assuming an occupancy rate with respect to rental property equal to the lesser of 90% occupancy or the actual rate of occupancy, will, based on the assumptions contained in such PRO FORMA projections (which shall in all events be reasonable), meet the requirements of such section 7.16(a), (b) and (c) as of the end of each of such fiscal quarters.

         (b) The Borrower shall provide the Lenders with written notice, quarterly within 45 days after the end of each fiscal quarter of the Borrower during the pendency of this Agreement, showing in detail acceptable to the Required Lenders the amount, nature, purpose and material terms of the Borrower's Indebtedness for Borrowed Money (other than the Indebtedness represented by the Loan Documents). Such notice shall be accompanied by a statement in detail and content acceptable to the Required Lenders demonstrating compliance with all of the requirements established by this Agreement, including without limitation those which are contained in section 8.5(a), and in section 7.16.

         8.6. GUARANTEES. The Borrower shall not, or permit any of its Subsidiaries to, and the Management Company shall not, guarantee, directly or indirectly, any Indebtedness for Borrowed Money of any other person, except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and except for (i) the Contingent Obligations represented by the Canco Put Agreement, (ii) any Contingent Obligations of any Subsidiary of Canco in respect of the Canco Credit Agreement, and (iii) indemnity obligations not to exceed $10 million in the aggregate to permit the Borrower's Affiliates and Subsidiaries to obtain bid, performance, completion and similar bonds; PROVIDED that nothing in this covenant shall be deemed to restrict the Borrower, any Subsidiary or the Management Company from entering into any customary guaranty or indemnity for fraud, misuse of proceeds or environmental or other matters of the nature referred to in clause (iv) of section 8.5(a) hereof.

         8.7. LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, and the Management Company will not, create, incur, assume or suffer to exist any Lien upon or with respect to any Property or assets of any kind (real or personal, tangible or intangible) of the Borrower or any such Subsidiary or the Management Company whether now owned or hereafter acquired, or sell any such Property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such Property or assets (including sales of accounts or rents receivable or notes with recourse to the Borrower or any of its Subsidiaries or the Management Company, other than for purposes of collection in the ordinary course of business) or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute,
EXCEPT:

                  (a) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Borrower) have been established;

                  (b) Liens in respect of Property or assets imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's, materialmen's and mechanics' Liens and other similar Liens arising in the ordinary course of business, which do not in the aggregate materially detract from the value of such Property or assets or materially impair the use thereof in the operation of the business of the Borrower or any Subsidiary or the Management Company;

                  (c) Liens created by this Agreement or the other Loan
         Documents;

                  (d) Liens securing Indebtedness permitted by clause (ii),
         (iv), (v) or (vi) of section 8.5(a), PROVIDED any such Lien attaches only to the Property or assets financed or refinanced by such Indebtedness;

                  (e) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under section 9.1(j);

                  (f) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money);

                  (g) Leases or subleases granted to others not interfering in any material respect with the business of the Borrower or any of its Subsidiaries and not otherwise prohibited by the terms of any Loan Document;

                  (h) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

                  (i) Liens arising from financing statements regarding leases not in violation of this Agreement;

                  (j) Liens created by virtue of Capitalized Lease Obligations or other lease obligations not prohibited by the terms of this Agreement, PROVIDED that such Liens are only in respect of the Property or assets subject to, and secure only, the respective Capital Lease or other lease obligation;

                  (k) Liens (i) placed upon equipment or machinery used in the ordinary course of business of the Borrower or any Subsidiary at the time of (or within 180 days after) the acquisition thereof by the Borrower or any such Subsidiary to secure Indebtedness incurred to pay all or a portion of the purchase price thereof, PROVIDED that the Lien encumbering the equipment or machinery so acquired does not encumber any other asset of the Borrower or any Subsidiary; or (ii) existing on specific tangible assets at the time acquired by the Borrower or any such Subsidiary or on assets of a person at the time such person first becomes a Subsidiary of the Borrower, PROVIDED that (A) any such Liens were not created at the time of or in contemplation of the acquisition of such assets or person by the Borrower or any of its Subsidiaries,
         (B) in the case of any such acquisition of a person, any such Lien attaches only to specific tangible assets of such person and not assets of such person generally, (C) the Indebtedness secured by any such Lien does not exceed 100% of the fair market value of the asset to which such lien attaches, determined at the time of the acquisition of such asset or the time at which such person becomes a Subsidiary of the Borrower (except in the circumstances described in clause (ii) above to the extent such Liens constituted customary purchase money Liens at the time of incurrence entered into in the ordinary course of business), and (D) the Indebtedness secured thereby is permitted by section 8.5(a);

                  (l) Liens on the Property of any person at the time such person becomes a Subsidiary of the Borrower, PROVIDED that no such Lien is created in anticipation of such person becoming a Subsidiary of the Borrower; and Liens securing any Indebtedness incurred to refinance any Indebtedness secured by any such Lien, PROVIDED any such Lien attaches only to the Property or assets secured by the Indebtedness which is so refinanced;

                  (m) Liens, not securing Indebtedness for Borrowed Money, granted to (i) partners or participants in joint venture arrangements (or any of their Affiliates), securing performance by the Borrower or a Subsidiary of obligations to make capital contributions or perform other obligations associated with participation in such partnership or joint venture, or (ii) persons with whom the Borrower or a Subsidiary has agreed to exchange any Property, to secure the Borrower's or such Subsidiary's obligations in connection therewith;

                  (n) Liens on cash and Cash Equivalents with an aggregate valuation not in excess of 110% of the outstanding obligations under the Canco Credit Agreement, securing obligations of the Borrower under the Canco Put Agreement;

                  (o) Liens on cash and Cash Equivalents in such amounts as are required by the Put-Call Agreement (as defined in Annex VII) as in effect on the Effective Date; and

                  (p) Permitted Encumbrances.

         8.8. SALES OF ASSETS, ETC. The Borrower shall not sell or otherwise transfer, or permit any Subsidiary to sell or otherwise transfer, directly or indirectly (by merger or otherwise), any assets or other Property (including, without limitation, any shares of capital stock of any Subsidiary) outside of the ordinary course of business, EXCEPT THAT (i) the foregoing restriction shall not apply to transfers by a Subsidiary of the Borrower to the Borrower or to a Wholly-Owned Subsidiary of the Borrower, or by the Borrower to a Wholly-Owned Subsidiary of the Borrower; (ii) if no Event of Default shall have occurred and be continuing or would result therefrom, the Borrower or any Subsidiary may sell or otherwise transfer, outside of the ordinary course of business, any Mortgaged Property for consideration consisting of cash, stock, securities or other Property having a fair value at least equal to the Mortgaged Property so sold or otherwise transferred, in connection with the addition or substitution of an Additional Property or Substitute Property in compliance with the requirements of section 7.17; and (iii) if no Event of Default shall have occurred and be continuing or would result therefrom, the Borrower or any Subsidiary may sell or otherwise transfer, outside of the ordinary course of business, assets or other Property, other than any Mortgaged Property, for consideration consisting of cash, stock, securities or other Property having a fair value at least equal to the assets or other Property so sold or otherwise transferred (as determined by the Borrower in good faith), PROVIDED that the net cash proceeds of any such sale or transfer are (A) reinvested in the business of the Borrower and its Subsidiaries within six months following receipt thereof, or (B) applied to the repayment, prepayment or other retirement of Indebtedness for Borrowed Money, or (C) to the extent not so reinvested or applied, are paid as a Distribution in accordance with section 8.3 hereof.

         8.9. LEASING OF ELIGIBLE REAL ESTATE. Neither the Borrower nor the Management Company will enter into, or permit to exist, any lease of all or any portion of any of the Eligible Real Estate, OTHER THAN:

                  (a) presently existing occupancy leases of portions of any Property constituting a Mortgaged Property, and renewals of any thereof entered into in the ordinary course of business at lease rates and other terms which are consistent with prevailing market conditions in the area at the time of execution or renewal thereof, PROVIDED any such lease which covers more than 40,000 square feet is subject and subordinate to the Lien of the Mortgage covering such Mortgaged Property or the tenant has entered into a subordination and non-disturbance agreement with respect thereto which is satisfactory in form and substance to the Administrative Agent;

                  (b) occupancy leases of portions of any Property constituting a Mortgaged Property, entered into or renewed after the Closing Date in the ordinary course of business at lease rates and other terms which are consistent with prevailing market conditions in the area at the time of execution or renewal thereof, PROVIDED any such lease is subject and subordinate to the Lien of the Mortgage covering such Mortgaged Property or the tenant has entered into a subordination and non-disturbance agreement with respect thereto which is satisfactory in form and substance to the Administrative Agent, and, PROVIDED, FURTHER, that in the case of any such lease which (i) covers more than 40,000 square feet of space, or (ii) has a basic term, including any renewals at the option of the tenant at fixed rental rates, in excess of 15 years, the Borrower shall have provided to the Administrative Agent at least 10 days prior to the execution of any commitment therefor a notice describing in reasonable detail the principal terms thereof.

         8.10. TRANSACTIONS WITH AFFILIATES. The Borrower shall not enter into or participate in any agreements or transactions of any kind with any Affiliates of the Borrower, EXCEPT: (i) agreements or transactions that individually produce annual payments of less than $50,000; (ii) agreements or transactions entered into in the ordinary course of business on an arms-length basis; (iii) agreements, including but not limited to net-lease arrangements with the Management Company, which are permitted pursuant to section 8.3(c)(v); or (iv) those transactions set forth on Annex VII hereto.

         8.11. LIMITATION ON CERTAIN ACTIONS. In the event of any conflict between the provisions of this section 8 and the financial covenants set forth in section 7.16, the latter shall control. The Borrower shall not take any action otherwise permitted by any provision of this section 8 if such action would result in a violation of any one or more, or all, of the financial covenants set forth in section 7.16.


         SECTION 9.        EVENTS OF DEFAULT; REMEDIES.

         9.1. EVENTS OF DEFAULT. The occurrence of any of the following specified events (each an "EVENT OF DEFAULT") shall constitute an Event of
Default:

                  (a) PRINCIPAL AND INTEREST: any principal, interest or any other sum payable under this Agreement or the Notes shall not be paid within five days of when due;

                  (b) REPRESENTATION AND WARRANTIES: any representation or warranty at any time made by or on behalf of the Borrower or the Management Company in this Agreement, any Loan Document or in any certificate, written report or statement furnished to the Administrative Agent or the Lenders in connection therewith shall prove to have been untrue, incorrect or breached in any material respect on or as of the date on which the same was made or was deemed to have been made or repeated;

                  (c) CERTAIN COVENANTS: the Borrower or the Management Company shall fail to comply with any of the covenants set forth in sections 7.2(b), 7.5(a), 7.8(a), 7.16, 8.2, 8.3, 8.5, 8.6, 8.7, 8.8 or 8.9;

                  (d) OTHER COVENANTS: the Borrower or the Management Company shall fail to perform, comply with or observe any other covenant or agreement contained in this Agreement and such failure or breach shall continue for more than 30 days after the earlier of the date on which the Borrower shall have first become aware of such failure or breach or the Administrative Agent or any Lender shall have first notified the Borrower of such failure or breach (PROVIDED, HOWEVER, that solely with respect to defaults of the nature described in this section 9.1(d) which cannot be cured by the payment of money and cannot using appropriate diligence be cured within such 30-day period, the Borrower shall not be deemed to have defaulted hereunder, PROVIDED that the Borrower shall commence reasonable curative action with respect to such matter within such 30-day period and shall thereafter diligently and continuously prosecute the same to a timely completion);

                  (e) LOAN DOCUMENTS: the Borrower or the Management Company shall fail to observe or perform in any material fashion any of its obligations or undertakings under any Loan Document other than this Agreement, and such failure shall continue beyond the applicable period of grace (if any) provided therein, or any Loan Document shall cease, except as specifically provided herein, to be legal, valid, binding or enforceable in accordance with its terms;

                  (f) LITIGATION: any action at law, suit in equity or other legal or administrative proceeding to amend, cancel, revoke or rescind any Loan Document shall be commenced by or on behalf of the Borrower or the Management Company or by any court or any other Governmental Authority, or any court or any other Governmental Authority shall make a determination, or issue a judgment, order, decree or ruling to the effect that, any one or more of the covenants, agreements or obligations of the Borrower or the Management Company hereunder or under any one or more of the other Loan Documents are illegal, invalid or unenforceable in accordance with the terms thereof;

                  (g) ACCELERATION OF OTHER INDEBTEDNESS; COLLATERALIZATION EVENT UNDER CANCO CREDIT AGREEMENT: the Borrower or any Subsidiary shall default under any agreement, instrument or contract relating to any Indebtedness of the Borrower or any such Subsidiary or by which any of its assets or Property is bound, other than any Non-Recourse Debt, and such default shall result in any such Indebtedness of the Borrower or any such Subsidiary having an outstanding principal balance, immediately prior to the occurrence of such default, of $1,000,000 or more becoming or being declared due and payable prior to the date on which such Indebtedness or any part thereof would otherwise have become due and payable; or any Collateralization Event (as defined in the Canco Put Agreement) shall occur and the consequences thereof shall not be waived as provided in the Canco Put Agreement, and the Required Lenders shall have determined in their reasonable judgment that as a result thereof the Borrower's ability to refinance the Obligations is materially adversely affected;

                  (h) INSOLVENCY-VOLUNTARY: if the Borrower or the Management Company shall: (1) take any action for the termination, winding up, liquidation or dissolution of the Borrower or the Management Company, as the case may be; (2) make a general assignment for the benefit of creditors, become insolvent or be unable to pay its debts as they mature; (3) file a petition in voluntary liquidation or bankruptcy; (4) file a petition or answer or consent seeking the reorganization of the Borrower or the Management Company, as the case may be, or the readjustment of any of the Indebtedness of the Borrower or the Management Company, as the case may be; (5) commence any case or proceeding under applicable insolvency or bankruptcy laws now or hereafter existing; (6) consent to the appointment of any receiver, administrator, custodian, liquidator or trustee of all or any part of its assets or Property; (7) take any corporate or other organizational action for the purpose of effecting any of the foregoing; or (8) be adjudicated as bankrupt or insolvent;

                  (i) INSOLVENCY-INVOLUNTARY: if any petition for any proceedings in bankruptcy or liquidation or for the reorganization or readjustment of Indebtedness of the Borrower or the Management Company, as the case may be, shall be filed, or any case or proceeding shall be commenced, under any applicable bankruptcy or insolvency laws now or hereafter existing, against the Borrower or the Management Company, as the case may be, or any receiver, administrator, custodian, liquidator or trustee shall be appointed for the Borrower or the Management Company, as the case may be, or for all or any part of the Borrower's or the Management Company's, as the case may be, assets or Property, or any order for relief shall be entered in a proceeding with respect to the Borrower or the Management Company, as the case may be, under the provisions of the United States Bankruptcy Code, as amended, and such proceeding or such appointment shall not be dismissed or discharged, as the case may be, within 45 days after the filing or appointment thereof;

                  (j) JUDGMENTS, ETC.: any final and non-appealable judgment, order or decree for the payment of money in excess of $500,000 shall be rendered against the Borrower or the Management Company, as the case may be, and shall not be discharged within 30 days after the date of the entry thereof;

                  (k) ERISA: any Reportable Event shall occur and, as of the date thereof or any subsequent date, the sum of the various liabilities of the Borrower and its ERISA Affiliates including, without limitation, any liability to the Pension Benefit Guaranty Corporation or its successor or to any other party under sections 4062, 4063, or 4064 of ERISA or any other provision of law resulting from or otherwise associated with such event exceeds $50,000; or the Borrower or any of its ERISA Affiliates as an employer under any Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plans and the plan sponsors of such Multiemployer Plans shall have notified such withdrawing employer that such employer has incurred a withdrawal liability requiring a payment in an amount exceeding $50,000; or

                  (l) LOSS OF LICENSES OR PERMITS: any of the Licenses and Permits now held or hereafter acquired by the Borrower shall be revoked or terminated and not renewed and the absence of any such Licenses and Permits would have a material adverse impact on the business, Property, prospects, profits or condition (financial or otherwise) of the Borrower.

         9.2. ACCELERATION, ETC. Upon the occurrence of any Event of Default, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Lenders, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrower, except as otherwise specifically provided for in this Agreement (PROVIDED that, if an Event of Default specified in section 9.1(h) or (i) shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans, all Unpaid Drawings and all obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iii) enforce, as Administrative Agent (or direct the Administrative Agent to enforce), any or all of the Liens and security interests created pursuant to the Security Documents; (iv) terminate any Letter of Credit which may be terminated in accordance with its terms; and (v) direct the Borrower to pay (and the Borrower hereby agrees that on receipt of such notice or upon the occurrence of an Event of Default with respect to the Borrower under section 9.1(e), it will pay) to the Administrative Agent an amount of cash equal to the aggregate Stated Amount of all Letters of Credit then outstanding (such amount to be held as security after the Borrower's reimbursement obligations in respect thereof).

         9.3. REMEDIES. Upon and during the continuance of an Event of Default, the Administrative Agent and each Lender may proceed to protect and enforce all or any of its rights, remedies, powers and privileges under this Agreement, the Notes or any of the other Loan Documents by action at law, suit in equity or other appropriate proceedings, whether for specific performance of any covenant contained in this Agreement, the Notes or any of the other Loan Documents, or in aid of the exercise of any power granted to the Administrative Agent or any Lender herein or therein.

         9.4. APPLICATION OF LIQUIDATION PROCEEDS. All monies received by the Administrative Agent or any Lender from the exercise of remedies hereunder or under the Security Documents, the other Loan Documents or under any other documents relating to this Agreement shall, unless otherwise required by the terms of the Security Documents, the other Loan Documents or by applicable law, be applied as follows:

                  (i) FIRST, to the payment of all expenses (to the extent not paid by the Borrower) incurred by the Administrative Agent and the Lenders in connection with the exercise of such remedies, including, without limitation, all costs and expenses of collection, reasonable attorneys' fees, court costs and foreclosure expenses;

                  (ii) SECOND, to the payment PRO RATA of interest then accrued on the outstanding Loans;

                  (iii) THIRD, to the payment PRO RATA of any fees then accrued and payable to the Administrative Agent, any Letter of Credit Issuer or any Lender under this Agreement in respect of the Loans or the Letter of Credit Outstandings;

                  (iv) FOURTH, to the payment PRO RATA of (A) the principal balance then owing on the outstanding Loans, (B) the Stated Amount of the Letter of Credit Outstandings (to be held and applied by the Administrative Agent as security for the reimbursement obligations in respect thereof), and (C) the amounts owing in respect of any termination of any of the Designated Hedge Agreements;

                  (v) FIFTH, to the payment to the Lenders of any amounts then accrued and unpaid under sections 1.10, 1.11, 2.5 and 4.4 hereof, and if such proceeds are insufficient to pay such amounts in full, to the payment of such amounts PRO RATA;

                  (vi) SIXTH, to the payment PRO RATA of all other amounts owed by the Borrower or the Management Company to the Administrative Agent, to any Letter of Credit Issuer or any Lender under this Agreement, any Security Document, or any other Loan Document, and if such proceeds are insufficient to pay such amounts in full, to the payment of such amounts PRO RATA; and

                  (vii) FINALLY, any remaining surplus after all of the Obligations have been paid in full, to the Borrower or to whomsoever shall be entitled thereto.

         SECTION 10.  DEFINITIONS AND TERMS.

         10.1. CERTAIN DEFINED TERMS. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires:

         "ACCOUNTANTS" means Arthur Andersen LLP, or another "Big Six" firm of certified public accountants selected by the Borrower from time to time as its auditing and accounting firm.

         "ADMINISTRATIVE AGENT" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to section 11.9.

         "ADJUSTED NET WORTH" means combined shareholders' equity, as determined for the Borrower, the Management Company and their Subsidiaries on a combined basis in accordance with GAAP, REDUCED by the sum of (i) any revaluation in the book value of any asset resulting in the write-up thereof which is reflected in the financial statements of the Borrower subsequent to June 30, 1997, other than write-ups permitted under GAAP, (ii) goodwill, (iii) all unamortized debt discount and expense, (iv) the aggregate amount of all deferred charges, and
(iv) organizational expenses and other items treated as intangibles in accordance with GAAP.

         "AFFILIATE" means, in relation to any person (herein, an "AFFILIATED PERSON"), any person (other than a Subsidiary) which (directly or indirectly) controls or is controlled by or is under common control with such Affiliated Person. For the purposes of this definition, the term "control" shall mean the possession (directly or indirectly) of the power to direct or to cause the direction of the management or the policies of a person, whether through the ownership of shares of any class in the capital or any other voting securities of such person, by contract or otherwise.

         "AGGREGATE BORROWING BASE" means, as at any time during the pendency of this Agreement, the sum of the Borrowing Bases for each Mortgaged Property then included in the Eligible Real Estate.

         "AGGREGATE MEASURED SWAP CREDIT RISK" means, as at any time during the pendency of this Agreement that an Hedge Agreement is in effect, the amount determined by the Administrative Agent in accordance with the terms of such Hedge Agreement as being the Borrower's measured credit risk thereunder to the counterparty at such time.

         "AGREEMENT" shall mean this Amended and Restated Credit Agreement, including all the Annexes and Exhibits hereto, as the same may be from time to time further modified, amended and/or supplemented.

         "APPRAISED VALUE" means, as to each Additional Property or Substitute Property, the fair market value of such property as determined by an appraiser who is a member of the American Institute of Real Estate Appraisers (or has a corresponding professional designation acceptable to the Administrative Agent), pursuant to an appraisal acceptable to the Administrative Agent and the Required Lenders prepared and delivered in conformity with any and all regulations and legal requirements applicable to the Lenders with respect to real property collateral.

         "ASSIGNMENT AGREEMENT" shall mean an Assignment Agreement substantially in the form of Exhibit G hereto.

         "AUTHORIZED OFFICER" shall mean any executive officer or employee of the Borrower or the Management Company designated as such in writing to the Administrative Agent by the Borrower or the Management Company.

         "BASE RATE" shall mean, for any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the greater of (i) the rate of interest established by National City Bank in Cleveland, Ohio, from time to time, as its prime rate, whether or not publicly announced, which interest rate may or may not be the lowest rate charged by it for commercial loans or other extensions of credit; and (ii) the Federal Funds Effective Rate in effect from time to time PLUS 1/2 of 1% per annum.

         "BASE RATE LOAN" shall mean each Loan bearing interest at the rates provided in section 1.8(a).

         "BORROWER" shall have the meaning provided in the first paragraph of this Agreement.

         "BORROWING" shall mean the incurrence of Loans, consisting of one Type of Loan, by the Borrower from all of the Lenders having Commitments, on a PRO RATA basis on a given date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period.

         "BORROWING BASE" shall mean, with respect to each Mortgaged Property comprised within the Eligible Real Estate, the value ascribed to such Mortgaged Property for certain purposes in respect of the transactions contemplated by this Agreement, and shall be calculated and reported, quarterly, by dividing such Mortgaged Property's Property NOI by the product resulting from the multiplication of such Mortgaged Property's Coverage Factor by its Market Constant, to-wit:

                                        Property NOI
                                     -----------------------
                  Borrowing Base =     (Coverage Factor) x (Market Constant)

As of the date hereof, the initial Aggregate Borrowing Base has been determined to be $147,171,100, computed as described in Annex III.

         "BUSINESS DAY" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in Cleveland, Ohio a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in U.S. dollar deposits in the interbank Eurodollar market.

         "CANCO" shall mean 3357392 Canada Inc., a Canadian company into which Imperial Parking Limited, a Canadian company has been amalgamated, and its successors and assigns.

         "CANCO CREDIT AGREEMENT" shall mean a credit agreement providing credit facilities of up to Cdn.$50,000,000 to Canco and its Subsidiaries.

         "CANCO PUT AGREEMENT" shall mean an agreement of the Borrower, for the benefit of the lenders under the Canco Credit Agreement, containing terms and provisions substantially to the effect provided in the form of Put Agreement supplied by the Borrower immediately prior to the execution and delivery of this Agreement by the Administrative Agent and the Lenders, providing, among other things, for (i) the purchase by the Borrower, in certain events, for cash of any or all of the outstanding loans, commitments and other obligations of any or all of the lenders under the Canco Credit Agreement, and/or (ii) in certain circumstances, the Borrower to provide collateral security for its obligations under the Canco Put Agreement.

         "CAPITAL LEASE" as applied to any person shall mean any lease of any property (whether real, personal or mixed) by that person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that person.

         "CAPITALIZED LEASE OBLIGATIONS" shall mean all obligations under Capital Leases of the Borrower or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

         "CASH EQUIVALENTS" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of (x) any Lender or
(y) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank, an "APPROVED LENDER"), in each case with maturities of not more than one year from the date of acquisition, (iii) commercial paper issued by any Lender or Approved Lender or by the parent company of any Lender or Approved Lender and commercial paper issued by, or guaranteed by, any industrial or financial company with a short- term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within one year after the date of acquisition, (iv) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iii) above, (v) investments in money market funds associated with "sweep accounts" maintained with a Lender or Approved Lender, (vi) deposits and investments made in accordance with the security requirements of the Canco Put Agreement referred to in section 6.11(c) hereof and/or any of the Put-Call Agreement, the Security Trust Indenture, the Deposit Agreement and/or the Ancillary Agreement, each as referred to in Annex VII hereto, in any case without giving effect to any future modifications thereof contractually increasing the security required to be provided thereunder, and
(vii) without limitation of the preceding clause, in the case of any Foreign Subsidiary, aggregate deposits not in excess of $5,000,000 (or the equivalent in any applicable foreign currency) with any financial institution or institutions, each of which has undivided capital and surplus of at least $250,000,000 (or the equivalent in any foreign currency).

         "CHANGE OF CONTROL" shall mean and include any of the following:

                  (i) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Borrower's trustees (together with any new trustees whose election by the Borrower's trustees or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the trustees then still in office who either were trustees at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the trustees then in office;

                  (ii) any person or group (as such term is defined in section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 ACT")), shall acquire, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 and 13d-5 of the 1934 Act) of more than 35%, on a fully diluted basis, of the economic or voting interest in the Borrower's shares of beneficial interest (or other equity securities equivalent thereto);

                  (iii) the full time active employment of James C. Mastandrea as chief executive officer of the Borrower shall be voluntarily terminated by the Borrower or Mr. Mastandrea, or shall otherwise cease, other than by reason of death or disability, unless a successor acceptable to the Required Lenders shall have been appointed or elected and actually taken office within three months following any such termination or cessation, in which case the name of such successor shall be substituted for the name of the person he or she replaces for purposes of this clause (iii);

                  (iv) the shareholders of the Borrower approve a merger or consolidation of the Borrower with any other person, other than a merger or consolidation which would result in the voting securities of the Borrower outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted or exchanged for voting securities of the surviving or resulting entity) more than 75% of the combined voting power of the voting securities of the Borrower or such surviving or resulting entity outstanding after such merger or consolidation;

                  (v) the shareholders of the Borrower approve a plan of complete liquidation of the Borrower or an agreement or agreements for the sale or disposition by the Borrower of all or substantially all of the Borrower's assets; and/or

                  (vi) any "change in control" or any similar term as defined in any of the indentures, credit agreements or other instruments governing any Indebtedness of the Borrower or any of its Subsidiaries, in circumstances where the holders of such securities or indebtedness (or an agent or trustee therefor) exercise rights upon the occurrence of a "change in control" to require prepayment, redemption or repurchase by the Borrower involving an aggregate payment by the Borrower in excess of $1,000,000, or the Borrower otherwise becomes obligated upon the occurrence of such a "change in control" to make any such payment.

         "CLOSING DATE" shall mean the date, on or after the Effective Date, upon which the conditions specified in section 5.1 are satisfied, which date is December 16, 1997.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the Effective Date and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

         "COLLATERAL" means any and all rights and interests in or to property now or hereafter pledged, given or granted as security for the Obligations pursuant to any of the Loan Documents, including, without limitation, those Mortgaged Properties which are more particularly described in the forms of Mortgages attached as Exhibits D-7 through D-10 hereto and in the Mortgages being amended by the amendments to Mortgages in the forms of the amendments attached as Exhibits D-1 through D-6 hereto.

         "COMMITMENT" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name in Annex I as its "Commitment" as the same may be reduced from time to time pursuant to section 3.2 and/or 9 or adjusted from time to time as a result of assignments to or from such Lender pursuant to section 12.4.

         "COMMITMENT COMMISSION" shall have the meaning provided in section 3.1(a).

         "COMPLIANCE CERTIFICATE" means a certificate, substantially in the form of Exhibit J, evidencing the Borrower's compliance with the requirements imposed upon it by this Agreement, to be furnished to the Lenders quarterly.

         "CONTINGENT OBLIGATION" means any direct or indirect liability, contingent or otherwise, with respect to any Indebtedness, lease, dividend, letter of credit, banker's acceptance or other obligation of another person incurred to provide assurance to the obligee of such obligation that such obligation will be paid or discharged, that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. Contingent Obligations shall include, without limitation, (i) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), comaking, discounting with recourse or sale with recourse by any person of the obligation of another person; (ii) any liability for the obligations of another person through any agreement (contingent or otherwise) (A) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise),
(B) to maintain the solvency of any balance sheet item, level of income or financial condition of another, or (C) to make take-or-pay, pay-or-play or similar payments if required regardless of nonperformance by any other party or parties to an agreement, if in the case of any agreement described under subclauses (A), (B) or (C) of this sentence the purpose or intent thereof is to provide the assurance described above. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

         "COVERAGE FACTOR" shall mean the factor, determined by the Administrative Agent from time to time on not less than 30 days' prior written notice to the Borrower and the Lenders, with respect to each respective Mortgaged Property included as Eligible Real Estate, by which the Market Constant for such Mortgaged Property shall be multiplied to determine the denominator used to calculate the Borrowing Base attributable to such Mortgaged Property. In determining any Coverage Factor for any Mortgaged Property or any changes therein (i) the Administrative Agent shall make such determinations (other than the initial determinations set forth on Annex III) only pursuant to instructions from, or with the consent of, the Required Lenders, and (ii) no Coverage Factor shall ever be less than 1.2X nor greater than 1.3X. The initial Coverage Factor for each initial Mortgaged Property is set forth on Annex III.

         "CREDIT EVENT" shall mean the making of any Loans and/or the issuance of any Letter of Credit.

         "CREDIT PARTY" means the Borrower, the Management Company and any Affiliate of either which shall have executed and delivered any Loan Document.

         "DECLARATION OF TRUST" means the Borrower's Amended Declaration of Trust, dated July 25, 1986, as the same may hereafter be amended from time to time.

         "DEFAULT" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "DEFAULTING LENDER" shall mean any Lender with respect to which a Lender Default is in effect.

         "DESIGNATED HEDGE AGREEMENT" shall have the meaning provided in section 7.18.

         "DISTRIBUTION" means: (i) the declaration or payment of any dividends or other distributions on or in respect of capital stock or other equity interests, including but not limited to certificates of beneficial interest (except distributions in such equity interests); or (ii) the redemption, acquisition or other retirement of Securities, except such redemptions, acquisitions or other retirements made as a part of the same transaction from the net proceeds of the sale of such Securities.

         "EBITDA" means, for any fiscal quarter or other fiscal period of the Borrower, on a combined basis for the Borrower, the Management Company and their Subsidiaries, the Borrower's Net Income for such fiscal quarter or other fiscal period, increased by the sum for such quarter or period of interest expense, income and franchise tax expense, and amortization and depreciation (in each case as determined in accordance with GAAP) deducted in determining Net Income for such quarter or period.

         "EFFECTIVE DATE" shall have the meaning provided in section 12.10.

         "ELIGIBLE REAL ESTATE" means all of the Mortgaged Properties.

         "ELIGIBLE TRANSFEREE" shall mean and include a commercial bank, financial institution or other "accredited investor" (as defined in SEC Regulation D), in each case which is not a direct competitor of the Borrower or engaged in the same or similar business as the Borrower, or any of its respective Subsidiaries or is not an Affiliate of any such competitors of the Borrower or any of its respective Subsidiaries.

         "EMPLOYEE BENEFIT PLAN" means an "employee benefit plan" as defined in
Section 3(3) of ERISA.

         "ENVIRONMENTAL INDEMNITY AGREEMENTS" means the environmental indemnity agreements now or hereafter executed and delivered by the Borrower to the Administrative Agent, substantially in the form of Exhibit F hereto.

         "ENVIRONMENTAL LAWS" means all present and future laws, statutes, ordinances, rules, regulations, orders, and determinations of any Federal, state or local governmental authority pertaining to health, protection of the environment, natural resources, conservation, wildlife, waste management, regulation of activities involving Hazardous Substances, and pollution, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act ("SUPERFUND" or "CERCLA"), 42 U.S.C. Section 9601 ET SEQ., the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), 42 U.S.C. Section 9601(20)(D), the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Section 6901 ET SEQ., the Federal Water Pollution Control Act, as amended by the Clean Water Act (the "CLEAN WATER ACT"), 33 U.S.C.
Section 1251 ET SEQ., the Clean Air Act ("CAA"), 42 U.S.C. Section 7401 ET SEQ., and the Toxic Substances Control Act, 15 U.S.C. Section 2601 ET SEQ., together with any and all applicable licenses, permits or governmental approvals pertaining to, or establishing standards with respect to, any of the foregoing matters, as any of the foregoing may be amended or supplemented.

         "ENVIRONMENTAL CLAIMS" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, Liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued under any such law (hereafter "CLAIMS"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the storage, treatment or Release (as defined in CERCLA) of any Hazardous Substances or arising from alleged injury or threat of injury to health, safety or the environment.

         "ERISA" means the Employee Retirement Income Security Act of 1974 and the rules and regulations issued thereunder, as the same may be amended from time to time, and including any successor statute.

         "ERISA AFFILIATE" means, in relation to any person, any trade or business (whether or not incorporated) which is a member of a group of which that person is a member and which is under common control with such person within the meaning of the regulations promulgated under Section 414 of the Code, as amended.

         "ERISA LIABILITIES" means the aggregate of all unfunded vested benefits under any plan of the Borrower or any ERISA Affiliate of the Borrower under any Plan covered by ERISA that is not a Multi-employer Plan, and all potential withdrawal liabilities of any thereof under all Multiemployer Plans.

         "EURODOLLAR LOANS" shall mean each Loan bearing interest at the rates provided in section 1.8(b).

         "EURODOLLAR RATE" shall mean with respect to each Interest Period for a Eurodollar Loan, (A) the offered quotation to first-class banks in the interbank Eurodollar market, as determined by the Administrative Agent for dollar deposits of amounts in same day funds comparable to the outstanding principal amount of the Eurodollar Loan of the Administrative Agent for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurodollar Loan, determined as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period, in each case divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (B) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

         "EVENT OF DEFAULT" shall have the meaning provided in section 9.1.

         "EXISTING LETTER OF CREDIT" shall have the meaning provided in section 2.1(d).

         "EXPIRATION DATE" shall mean December 15, 1997.

         "FACING FEE" shall have the meaning provided in section 3.1(c)

         "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

         "FEES" shall mean all amounts payable pursuant to, or referred to in, section 3.1.

         "FOREIGN SUBSIDIARY" shall mean any Subsidiary (i) which is not incorporated under the laws of one of the States of the United States, or under the laws of the District of Columbia, and substantially all of whose assets and properties are located, or substantially all of whose business is carried on, outside the United States, or (ii) substantially all of whose assets consist of Subsidiaries that are Foreign Subsidiaries as defined in clause (i) of this definition.

         "FUNDS FROM OPERATIONS" means, for any fiscal period of the Borrower, on a combined basis for the Borrower, the Management Company and their Subsidiaries, the Borrower's Net Income PLUS depreciation and amortization expenses for such period.

         "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" or "GAAP" means generally accepted accounting principles in effect from time to time in the United States, consistently applied as regards any specific fiscal period.

         "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GUARANTEED PENSION PLAN" means any pension plan maintained by the Borrower or any ERISA Affiliate of the Borrower, or to which the Borrower or any ERISA Affiliate contributes, some or all of the benefits under which are guaranteed by the Pension Benefit Guaranty Corporation within the U.S. Department of Labor.

         "HAZARDOUS SUBSTANCES" means (i) any hazardous wastes and/or toxic chemicals, materials, substances or wastes as defined by or for the purposes of any of the Environmental Laws; (ii) any "oil", as defined by the Clean Water Act, as amended from time to time, and regulations promulgated thereunder (including crude oil or any fraction thereof and any petroleum products or derivatives thereof); (iii) any substance, the presence of which is prohibited, regulated or controlled by any other applicable federal or state or local laws, regulations, statutes or ordinances now in force or hereafter enacted relating to waste disposal or environmental protection with respect to the exposure to, or manufacture, possession, presence, use, generation, storage, transportation, treatment, release, emission, discharge, disposal, abatement, cleanup, removal, remediation or handling of any such substances; (iv) any asbestos or asbestos-containing materials, polychlorinated biphenyls ("PCBS") in the form of electrical equipment, fluorescent light fixtures with ballasts, cooling oils or any other form, urea formaldehyde, atmospheric radon at levels over four picocuries per cubic liter; (v) any solid, liquid, gaseous or thermal irritant or contaminant, such as smoke, vapor, soot, fumes, alkalis, acids, chemicals, pesticides, herbicides, sewage, industrial sludge or other similar wastes; (iv) industrial, nuclear or medical by-products; and (vii) any underground storage tank(s).

         "HEDGE AGREEMENT" shall mean any swap, cap, collar, forward purchase or other similar agreement or arrangement designed to protect against fluctuations in interest rates or currency exchange rates, and all amendments, extensions, renewals and modifications thereof and any agreements in replacement thereof or in substitution therefor.

         "INDEBTEDNESS" means, in relation to any person, at any particular time, all of the obligations of such person which, in accordance with GAAP, would be classified as indebtedness upon a balance sheet (including any footnote thereto) of such person prepared at such time, and in any event shall include, without limitation:

                  (i) all indebtedness of such person arising or incurred under or in respect of (A) any guaranties (whether direct or indirect) by such person of the indebtedness, obligations or liabilities of any other person, or (B) any endorsement by such person of any of the indebtedness, obligations or liabilities of any other person (otherwise than as an endorser of negotiable instruments received in the ordinary course of business and presented to commercial banks for collection of deposit), or (C) the discount by such person, with recourse to such person, of any of the indebtedness, obligations or liabilities of any other person;

                  (ii) all indebtedness of such person arising or incurred under or in respect of any agreement, contingent or otherwise made by such person (A) to purchase any indebtedness of any other person or to advance or supply funds for the payment or purchase of any indebtedness of any other person or (B) to purchase, sell or lease (as lessee or lessor) any property, products, materials or supplies or to purchase or sell transportation or services, primarily for the purpose of enabling any other person to make payment of any indebtedness of such other person or to assure the owner or holder of such other person's indebtedness against loss, regardless of the delivery or non-delivery of the property, products, materials or supplies or the furnishing or non-furnishing of the transportation or services, or (C) to make any loan, advance, capital contribution or other investment in any other person for the purpose of assuring a minimum equity, asset base, working capital or other balance sheet condition for or as at any date, or to provide funds for the payment of any liability, dividend or stock liquidation payment, or otherwise to supply funds to or in any manner invest in any other person;

                  (iii) all indebtedness, obligations and liabilities secured by or arising under or in respect of any Lien, upon or in Property owned by such person, even though such person has not assumed or become liable for the payment of such indebtedness, obligations and liabilities;

                  (iv) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such person, even though the rights and remedies of the seller or lender (or lessor) under such agreement in the event of default are limited to repossession or sale of such Property; and

                  (v) all indebtedness arising or incurred under or in respect of any Contingent Obligation.

         "INDEBTEDNESS FOR BORROWED MONEY" means at any particular time, all Indebtedness (i) in respect of any money borrowed (including pursuant to this Agreement); (ii) under or in respect of any Contingent Obligation (whether direct or indirect) of any money borrowed; (iii) evidenced by any loan or credit agreement, promissory note, debenture, bond, guaranty or other similar written obligation to pay money; or (iv) arising under leases which, in accordance with GAAP, should be reflected as indebtedness on a balance sheet.

         "INTEREST PERIOD" with respect to any Loan shall mean the interest period applicable thereto, as determined pursuant to section 1.9.

         "INVESTMENT" means any investment in any other person by stock purchase, capital contribution, loan, advance, guaranty of any Indebtedness or creation or assumption of any other liability in respect of any Indebtedness of such person (including, without limitation, any liability of any kind described in clause (i) or (ii) of the definition of the term "Indebtedness" set forth in this section), or the transfer or sale of Property (otherwise than in the ordinary course of the business) to any other person for less than payment in full in cash of the transfer or sale price or the fair value thereof (whichever of such price or value is higher).

         "LEASE ASSIGNMENTS" mean, collectively, the Assignments of Rents and Leases now or hereafter executed and delivered by the Borrower and the Management Company to the Administrative Agent pursuant to the Original Credit Agreement or this Agreement, substantially in the form of Exhibits E-7 through E-11 hereto. The Lease Assignments include the amendments to previously executed Lease Assignments substantially in the form of Exhibits E-1 through E-6 hereto.

         "LEGAL REQUIREMENTS" means all applicable laws, rules, regulations, ordinances, judgments, orders, decrees, injunctions, arbitral awards, permits, licenses, authorizations, directions and requirements of all governments, departments, commissions, boards, courts, authorities, agencies, and officials and officers thereof, that are in effect now or at any time in the future.

         "LENDER" shall have the meaning provided in the first paragraph of this Agreement.

         "LENDER DEFAULT" shall mean (i) the refusal (which has not been retracted) of a Lender, in violation of the requirements of this Agreement, to make available its portion of any incurrence of Loans or to fund its portion of any unreimbursed payment under section 2.4(c) or (ii) a Lender having notified the Administrative Agent and/or the Borrower that it does not intend to comply with the obligations under section 1.1 and/or section 2.4(c), in the case of either (i) or (ii) as a result of the appointment of a receiver or conservator with respect to such Lender, at the direction or request of any regulatory agency or authority.

         "LETTER OF CREDIT" shall have the meaning provided in section 2.1(a).

         "LETTER OF CREDIT FEE" shall have the meaning provided in section
3.1(b).

         "LETTER OF CREDIT ISSUER" shall mean (i) NCB and/or (ii) such other Lender that is requested, and agrees, to so act by the Borrower and is acceptable to the Administrative Agent; PROVIDED, that without the approval of the Administrative Agent, no Lender other than the Administrative Agent shall be a Letter of Credit Issuer.

         "LETTER OF CREDIT OUTSTANDINGS" shall mean, at anytime, the sum, without duplication, of (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings.

         "LETTER OF CREDIT REQUEST" shall have the meaning provided in section 2.2(a).

         "LICENSES AND PERMITS" means all licenses, permits, registrations and recordings thereof and all applications for such licenses, permits and registrations now owned or hereafter acquired by the Borrower and required or necessary for the business operations of the Borrower.

         "LIEN" means any lien, mortgage, pledge, security interest, charge or other encumbrance of any kind, including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest.

         "LOAN" shall have the meaning provided in section 1.1. Loans may be Base Rate Loans or Eurodollar Loans.

         "LOAN DOCUMENTS" mean this Agreement, the Notes, the Lease Assignments, the Mortgages, the Environmental Indemnity Agreement, any Designated Hedge Agreement and any other agreement, instrument, certificate or document now or hereafter executed in connection with or pursuant to this Agreement.

         "MARATHON TRANSACTION" shall mean collectively (i) the Borrower's acquisition in 1996 of a minority interest in a joint venture formed to acquire nine regional shopping malls from Marathon U. S. Realties, Inc., and (ii) the Borrower's acquisition in September 1997 of the entire remaining equity interests in such joint venture.

         "MARGIN STOCK" shall have the meaning provided in Regulation U.

         "MARKET CONSTANT" means the factor, determined by the Administrative Agent from time to time on not less than 30 days' prior written notice to the Borrower and the Lenders, by reference to a standard level constant payment table for a fully amortizing loan with a maturity of at least 20 years' (but not more than 25 years') duration, for use in calculating the Borrowing Base with reference to Eligible Real Estate. In determining any Market Constant for any Mortgaged Property or any changes therein (i) the Administrative Agent shall make such determinations (other than the initial determinations set forth on Annex III) only pursuant to instructions from, or with the consent of, the Required Lenders, and (ii) no Market Constant shall ever be less than 8% nor greater than 12%. The initial Market Constant factors for the respective Mortgaged Properties comprising the Eligible Real Estate as of the date hereof are set forth on Annex III. Market Constant factors for the respective Mortgaged Properties comprising Eligible Real Estate may be redetermined as of May 1 and as of November 1 of each subsequent full or partial calendar year during the pendency of this Agreement.

         "MATURITY DATE" means the second anniversary of the Closing Date, unless extended as provided in section 3.4, or sooner terminated as herein provided.

         "MINIMUM BORROWING AMOUNT" shall mean (i) for Base Rate Loans, $500,000, with minimum increments thereafter of $100,000 and (ii) for Eurodollar Loans, $5,000,000, with minimum increments thereafter of $1,000,000.

         "MOODY'S" shall mean Moody's Investors Service, Inc. and its successors.

         "MORTGAGE" means (i) each of the Mortgages delivered pursuant to the Original Credit Agreement; (ii) each of the mortgages, deeds of trust, deeds to secure debt and other similar instruments in the form of Exhibit D-7 through D-11 hereto, dated as of a date on or before the date hereof or such later date as the property subject thereto becomes a Mortgaged Property and part of the Collateral, granted by the Borrower and the Management Company to the Administrative Agent or to a trustee selected by the Administrative Agent, as security for the Obligations; and (iii) any other mortgages, deed of trust, deeds to secure debt and other similar instruments which may hereafter be granted to the Administrative Agent, or to a trustee selected by the Administrative Agent, to secure the Obligations, in each case together with the amendments the forms of which are attached as Exhibits D-1 through D-6 hereto and any and all other amendments, modifications or supplements thereto.

         "MORTGAGED PROPERTIES" means those properties which are now or hereafter encumbered by Mortgages, but only during the period in which such properties are so encumbered. The Mortgaged Properties which exist as of the date of this Agreement are identified on Annex III.

         "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a) (3) of ERISA which is maintained for employees of the Borrower, or any ERISA Affiliate of the Borrower.

         "NCB" means National City Bank, a national banking association, and its successors and assigns.

         "NET INCOME" or the "BORROWER'S NET INCOME" means the net income of the Borrower, the Management Company and their Subsidiaries, as computed on a combined basis in accordance with GAAP, as reported in the Borrower's most recent combined financial statements included in the report on Form 10-Q or 10-K, as filed with the SEC; PROVIDED that there shall be excluded from such net income (i) all items of gain or loss which are properly classified as extraordinary in accordance with GAAP; and (ii) all earnings attributable to minority interests accounted for by the equity method of accounting, except to the extent such earnings are actually distributed to the Borrower, the Management Company and their Subsidiaries.

         "NON-DEFAULTING LENDER" shall mean each Lender other than a Defaulting Lender.

         "NON-RECOURSE DEBT" shall have the meaning provided in section 8.5(a)(iv).

         "NOTE" shall have the meaning provided in section 1.5(a).

         "NOTICE OF BORROWING" shall have the meaning provided in section
1.3(a).

         "NOTICE OF CONVERSION" shall have the meaning provided in section 1.6.

         "NOTICE OFFICE" shall mean the office of the Administrative Agent at National City Center, 1900 East Ninth Street, Cleveland, Ohio 44114, or such other office as the Administrative Agent may designate to the Borrower from time to time.

         "OBLIGATIONS" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Administrative Agent or any Lender pursuant to the terms of this Agreement or any other Loan Document.

         "PARTICIPANT" shall have the meaning provided in section 2.4(a).

         "PAYMENT OFFICE" shall mean the office of the Administrative Agent at National City Center, 1900 East Ninth Street, Cleveland, Ohio 44114, or such other office as the Administrative Agent may designate to the Borrower from time to time.

         "PERCENTAGE" shall mean, at any time for each Lender with a Commitment, the percentage obtained by dividing such Lender's Commitment by the Total Commitment, PROVIDED that if the Total Commitment has been terminated, the Percentage of each Lender shall be determined by dividing such Lender's Commitment immediately prior to such termination by the Total Commitment immediately prior to such termination.

         "PERMITTED ENCUMBRANCES" means those encumbrances affecting any Mortgaged Property which are permitted by the Mortgage pertaining thereto.

         "PERSON" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

         "PROPERTY" means all types of real, personal, tangible, intangible or mixed property.

         "PROPERTY NOI" means, as to each Mortgaged Property included within the Eligible Real Estate, the income produced by the operation of such Mortgaged Property for the most recent period of four consecutive fiscal quarters (whether or not in the same fiscal year) for which financial information is available, LESS normal operating expenses for such Mortgaged Property for such period. For the purposes of calculating Property NOI, amortization, depreciation and capital expenditures for property improvements or tenant alterations for any Mortgaged Property shall not be considered to be "normal operating expenses" in respect of such Mortgaged Property.

         "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

         "REGULATION U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

         "REIT" means a qualified real estate investment trust, as defined in the Code.

         "REPORTABLE EVENT" shall mean an event described in section 4043(c) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under subsection .13, .14, .16, .18, .19 or .20 of PBGC Regulation section 2615.

         "REQUIRED 80% LENDERS" shall mean Non-Defaulting Lenders whose outstanding Loans and Unutilized Commitments constitute more than 80% of the sum of the total outstanding Loans and Unutilized Commitments of Non-Defaulting Lenders.

         "REQUIRED LENDERS" shall mean Non-Defaulting Lenders whose outstanding Loans and Unutilized Commitments constitute at least 66+2/3% of the sum of the total outstanding Loans and Unutilized Commitments of Non-Defaulting Lenders.

         "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., and its successors.

         "SEC" shall mean the United States Securities and Exchange Commission or any successor agency.

         "SEC REGULATION D" shall mean Regulation D as promulgated under the Securities Act of 1933, as amended, as the same may be in effect from time to time.

         "SECTION 4.4(B)(II) CERTIFICATE" shall have the meaning provided in section 4.4(b)(ii).

         "SECURITIES" means any stock, shares, voting trust certificates, certificates of beneficial interest bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participation in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

         "SECURITY DOCUMENTS" shall mean, collectively, any Lease Assignments, any Mortgages, the Environmental Indemnity Agreement, and each other agreement, assignment or instrument creating or purporting to create a Lien or establish or create any rights in favor of the Administrative Agent as security for the Obligations.

         "STATED AMOUNT" of each Letter of Credit shall mean the maximum available to be drawn thereunder (regardless of whether any conditions or other requirements for drawing could then be met).

         "SUBSIDIARY" of any person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time. Unless otherwise expressly provided, all references herein to "Subsidiary" shall mean a Subsidiary of the Borrower.

         "SUBSIDIARY GUARANTY" shall have the meaning provided in section
7.20(a).

         "SUBORDINATED INDEBTEDNESS" means Indebtedness which has been subordinated to the prior payment in full of the Obligations pursuant to subordination provisions satisfactory in form and substance to the Required Lenders.

         "TAXES" shall have the meaning provided in section 4.4.

         "TOTAL COMMITMENT" shall mean the sum of the Commitments of the Lenders.

         "TOTAL LIABILITIES" means, on a combined basis, all indebtedness, obligations and other liabilities of the Borrower, the Management Company and their Subsidiaries, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, secured or unsecured, arising by contract, operation of law or otherwise, which are classified as liabilities in accordance with GAAP on a combined balance sheet of the Borrower, the Management Company and their Subsidiaries. Notwithstanding the foregoing, any deferred obligations, deferred capital gains and other deferred income shall be excluded from Total Liabilities.

         "TYPE" shall mean any type of Loan determined with respect to the interest option applicable thereto, I.E., a Base Rate Loan or Eurodollar Loan.

         "UNPAID DRAWING" shall have the meaning provided in section 2.3(a).

         "UNUTILIZED COMMITMENT" for any Lender at any time shall mean the excess of (i) such Lender's Commitment at such time over (ii) the sum of (x) the principal amount of Loans made by such Lender and outstanding at such time and
(y) such Lender's Percentage of Letter of Credit Outstandings at such time.

         "UNUTILIZED TOTAL COMMITMENT" shall mean, at any time, the excess of
(i) the Total Commitment at such time over (ii) the sum of (x) the aggregate principal amount of all Loans then outstanding plus (y) the aggregate Letter of Credit Outstandings at such time.

         "WHOLLY-OWNED SUBSIDIARY" shall mean each Subsidiary of the Borrower all of whose capital stock, equity interests and partnership interests are owned directly or indirectly by the Borrower, its officers, stockholders and affiliates but excluding any Subsidiary primarily engaged in the business of issuing insurance and/or insurance policies.

         "WRITTEN", "written" or "IN WRITING" shall mean any form of written communication or a communication by means of telex, facsimile transmission, telegraph or cable.

         10.2. ACCOUNTING TERMS. Except as otherwise specifically provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; PROVIDED that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof to such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purposes), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance with the requirements of this Agreement.

         10.3. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any person shall be construed to include such person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to sections, Annexes and Exhibits shall be construed to refer to sections of, and Annexes and Exhibits to, this Agreement, and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all real property, tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and interests in any of the foregoing.

         10.4. CERTAIN FINANCIAL REFERENCES. All references herein to financial position, assets, liabilities, indebtedness, results of operations, stockholders equity and other financial items which are to be determined for the Borrower and its Subsidiaries and the Management Company on a combined basis shall be determined for the Borrower, the Management Company and their respective Subsidiaries on a combined basis in accordance with GAAP.

         SECTION 11.       THE ADMINISTRATIVE AGENT.

         11.1. APPOINTMENT. Each Lender hereby irrevocably designates and appoints NCB as Administrative Agent to act as specified herein and in the other Loan Documents, and each such Lender hereby irrevocably authorizes NCB as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent agrees to act as such upon the express conditions contained in this section 11. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Loan Documents, nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. The provisions of this section 11 are solely for the benefit of the Administrative Agent, and the Lenders, and no Credit Party shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for any Credit Party.

         11.2. DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by section 11.3.

         11.3. EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with this Agreement (except for its or such person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any other Credit Party or any of their respective officers contained in this Agreement, any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for any failure of the Borrower or any other Credit Party or any of their respective officers to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower or any other Credit Party. The Administrative Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Lenders or by or on behalf of the Borrower or any other Credit Party to the Administrative Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

         11.4. RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile transmission, telex or teletype message, statement, order or other document or conversation believed by it, in good faith, to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower or any other Credit Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

         11.5. NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower or any other Credit Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders, PROVIDED that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         11.6. NON-RELIANCE. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower or other Credit Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent, or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and the other Credit Parties and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and the other Credit Parties. The Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial and other conditions, prospects or creditworthiness of the Borrower or any other Credit Party which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         11.7. INDEMNIFICATION. The Lenders agree to indemnify the Administrative Agent in its capacity as such ratably according to their respective Loans and unutilized Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Administrative Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Loan Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Borrower or another Credit Party, PROVIDED that no Lender shall be liable to the Administrative Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the Administrative Agent's gross negligence or willful misconduct. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this section 11.7 shall survive the payment of all Obligations.

         11.8. THE ADMINISTRATIVE AGENT IN INDIVIDUAL CAPACITY. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower, the other Credit Parties and their Affiliates as though not acting as Administrative Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         11.9. SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as the Administrative Agent upon 20 days' notice to the Lenders and the Borrower. The Required Lenders, upon not less than 20 days' prior written notice to the Administrative Agent and the Borrower, may remove the Administrative Agent. In connection with any such retirement or removal the Required Lenders shall appoint from among the Lenders a successor Administrative Agent for the Lenders subject to prior approval by the Borrower (such approval not to be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall include such successor agent effective upon its appointment, and the resigning or removed Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After the retiring Administrative Agent's resignation or removal hereunder as the Administrative Agent, the provisions of this section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

         11.10. OTHER AGENTS. Any Lender identified herein as a Documentation Agent, Managing Agent, CoAgent, Syndication Agent or any other corresponding title, other than "Administrative Agent", shall have no right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Document except those applicable to all Lenders as such. Each Lender acknowledges that it has not relied, and will not rely, on any Lender so identified in deciding to enter into this Agreement or in taking or not taking any action hereunder.

         SECTION 12.       MISCELLANEOUS.

         12.1. PAYMENT OF EXPENSES ETC. The Borrower agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the negotiation, preparation, execution and delivery of the Loan Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of Jones, Day, Reavis & Pogue, in connection with the preparation of the Loan Documents and the consummation of the transactions contemplated hereby, and of the Administrative Agent and each of the Lenders in connection with the enforcement of the Loan Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and for each of the Lenders); (ii) in the event (x) that any of the Mortgages are foreclosed in whole or in part or that any of the Mortgages are put into the hands of an attorney for collection, suit, action or foreclosure, (y) of the foreclosure of any mortgage prior to or subsequent to any of the Mortgages in which proceeding the Administrative Agent is made a party, or (z) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of the Borrower or any of its Subsidiaries, pay all costs of collection and defense, including reasonable attorneys' fees in connection therewith and in connection with any appellate proceeding or postjudgment action involved therein, which shall be due and payable together with all required service or use taxes; (iii) pay and hold the Administrative Agent and each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iv) indemnify each Lender and the Administrative Agent, its officers, directors, employees, representatives and agents (collectively, "INDEMNITEES") from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of (a) any Environmental Claims, as provided in the Environmental Indemnity Agreement, (b) any investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) related to the entering into and/or performance of any Loan Document or the use of the proceeds of any Loans hereunder or the consummation of any transactions contemplated in any Loan Document, including, in each case, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the person to be indemnified or of any other Indemnitee who is such person or an Affiliate of such person). To the extent that the undertaking to indemnify, pay or hold harmless any person set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

         12.2. RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Borrower to such Lender under this Agreement or under any of the other Loan Documents, including, without limitation, all interests in Obligations the Borrower purchased by such Lender pursuant to section 12.4(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

         12.3. NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, if to the Borrower, at Suite 1900, 55 Public Square, Cleveland, Ohio 44113, attention:
Chief Financial Officer (facsimile: (216) 781-7467); if to any Lender at its address specified for such Lender on Annex I hereto; if to the Administrative Agent, at its Notice Office; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, and shall be effective when received.

         12.4. BENEFIT OF AGREEMENT. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, PROVIDED that no Credit Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of all the Lenders, and PROVIDED, FURTHER, that any assignment by a Lender of any of its rights or obligations hereunder shall be made in accordance with section 12.4(b) hereof. Notwithstanding the foregoing, each Lender may at any time grant participations in any of its rights hereunder or under any of the Notes to another financial institution, PROVIDED that in the case of any such participation, (i) the participant shall not have any rights under this Agreement or any of the other Loan Documents, including rights of consent, approval or waiver (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto), (ii) such Lender's obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iv) such Lender shall remain the holder of any Note for all purposes of this Agreement and (v) the Borrower, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with the selling Lender in connection with such Lender's rights and obligations under this Agreement, and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, except that the participant shall be entitled to the benefits of sections 1.10, 1.11 and 4.4 of this Agreement to the extent that such Lender would be entitled to such benefits if the participation had not been entered into or sold, and, PROVIDED FURTHER, that no Lender shall transfer, grant or sell any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Loan Document except to the extent such amendment or waiver would (x) extend the final scheduled maturity of the Loans in which such participant is participating (it being understood that any waiver of the making of, or the application of, any prepayment of the principal of the Loans shall not constitute an extension of the final maturity date thereof), or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of the applicability of any post-default increase in interest rates), or reduce the principal amount thereof, or increase such participant's participating interest in any Commitment over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of any mandatory prepayment or a mandatory reduction in the Total Commitment, or a mandatory prepayment, shall not constitute an increase in any participating interest in any Commitment), (y) release all or any substantial portion of the Collateral (in each case except as expressly provided in the Loan Documents) or (z) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement.

         (b) Notwithstanding the foregoing, (x) any Lender may assign all or a fixed portion of its Loans and/or Commitment, and its rights and obligations hereunder, to an Affiliate of such Lender or to another Lender that is not a Defaulting Lender, and (y) any Lender may assign all, or if less than all, a fixed portion equal to at least $5,000,000 in the aggregate for the assigning Lender or assigning Lenders, of its Loans and/or Commitment, and its rights and obligations hereunder, to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment Agreement, PROVIDED that, (i) in the case of any assignment of a portion of the Loans and/or Commitment of a Lender, such Lender shall retain a minimum fixed portion thereof equal to at least $5,000,000, (ii) at such time Annex I shall be deemed modified to reflect the Commitment of such new Lender and of the existing Lenders, (iii) upon surrender of the old Notes, new Notes will be issued, at the Borrower's expense for the cost of preparation thereof, to such new Lender and to the assigning Lender, such new Notes to be in conformity with the requirements of section 1.5 (with appropriate modifications) to the extent needed to reflect the revised Commitments, (iv) in the case of clause (y) only, the consent of the Administrative Agent (which shall not be unreasonably withheld or delayed) shall be required in connection with any such assignment, and (v) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,000 and, PROVIDED FURTHER, that such transfer or assignment will not be effective until notice thereof is given to the Borrower and such transfer or assignment is recorded by the Administrative Agent on the Lender Register (as hereinafter defined in section 12.16) maintained by it. To the extent of any assignment pursuant to this section 12.4(b) the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitment. At the time of each assignment pursuant to this section 12.4(b) to a person which is not already a Lender hereunder and which is not a United States person (as such term is defined in section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable a section 4.04(b)(ii) Certificate) described in section 4.4(b). To the extent that an assignment of all or any portion of a Lender's Commitment and related outstanding Obligations pursuant to this section 12.4(b) would, at the time of such assignment, result in increased costs under section 1.10 from those (if any) being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment). Nothing in this section 12.4 shall prevent or prohibit any Lender from pledging its Notes or Loans to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

         (c) Notwithstanding any other provisions of this section 12.4, no transfer or assignment of the interests or obligations of any Lender hereunder or any grant of participation therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any State.

         (d) Each Lender initially party to this Agreement hereby represents, and each person that became a Lender pursuant to an assignment permitted by this section 12.4 will, upon its becoming party to this Agreement, represent that it is a commercial lender, other financial institution or other "accredited" investor (as defined in SEC Regulation D) which makes or acquires loans in the ordinary course of its business and that it will make or acquire Loans for its own account in the ordinary course of such business, PROVIDED that subject to the preceding sections 12.4(a) and (b), the disposition of any promissory notes or other evidences of or interests in Indebtedness held by such Lender shall at all times be within its exclusive control.

         12.5. NO WAIVER: REMEDIES CUMULATIVE. No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Loan Document and no course of dealing between the Borrower and the Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

         12.6. PAYMENTS PRO RATA. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations, it shall distribute such payment to the Lenders (other than any Lender that has expressly waived its right to receive its PRO RATA share thereof) PRO RATA based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

         (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Loan Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans or Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount, PROVIDED that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         12.7. CALCULATIONS: COMPUTATIONS. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders); PROVIDED, that except as otherwise specifically provided herein, all computations determining compliance with sections 4.2, 7.16 and 8, including definitions used therein, shall utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the December 31, 1996 financial statements delivered to the Lenders pursuant to section 6.5.

         (b) All computations of interest on Base Rate Loans hereunder shall be made on the actual number of days elapsed over a year of 365 or 366 days, as applicable, and all computations of interest on Eurodollar Loans and Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days.

         12.8. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO, EXCEPT THAT THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS CREATED PURSUANT TO THE MORTGAGES SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE REAL PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF OHIO SHALL GOVERN THE VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS, INCLUDING ALL MORTGAGES, AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF OHIO GOVERNS THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, EXCEPT TO THE EXTENT AFORESAID WITH RESPECT TO THE LIENS CREATED BY THE MORTGAGES. Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of Ohio or of the United States for the Northern District of Ohio, and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its Property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address for notices pursuant to section 12.3, such service to become effective 30 days after such mailing or at such earlier time as may be provided under applicable law. Nothing herein shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

         (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts specifically referred to in section 12.8(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         (c) Each of the parties to this Agreement hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby.

         (d) The following notice is included herein in accordance with Oregon Revised Statutes Section 41.580:

                                     NOTICE

"UNDER OREGON LAW, MOST AGREEMENTS, PROMISES, AND COMMITMENTS MADE BY LENDER AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY LENDER TO BE ENFORCEABLE."

         12.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

         12.10. EFFECTIVENESS. This Agreement shall become effective on the date (the "EFFECTIVE DATE") on which the Borrower and each of the Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent at the Notice Office of the Administrative Agent or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written telex or facsimile transmission notice (actually received) at such office that the same has been signed and mailed to it.

         12.11. HEADINGS DESCRIPTIVE. The headings of the several sections and other portions of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         12.12. AMENDMENT OR WAIVER. Neither this Agreement nor any terms hereof or thereof may be changed, waived, discharged or terminated UNLESS such change, waiver, discharge or termination is in writing signed by the Borrower and the Required Lenders, PROVIDED that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) affected thereby, (i) extend the final maturity date applicable to a Loan or a Commitment (it being understood that any waiver of the making of, or application of, any prepayment of the principal of the Loans shall not constitute an extension of such final maturity thereof), reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) or Fees thereon, or reduce the principal amount thereof, or increase the Commitment of any Lender over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of any mandatory prepayment or a mandatory reduction in the Total Commitment shall not constitute an increase in the Commitment of any Lender), (ii) release all or any substantial portion of the Collateral (in each case except as expressly provided in the Loan Documents), (iii) change the definition of the term "Change of Control", (iv) amend, modify or waive any provision of this section 12.12, or section 11.7, 12.1, 12.4, 12.6 or 12.7(b),
(v) reduce the percentage specified in, or otherwise modify, the definition of Required Lenders or Required 80% Lenders, or change any provision of this Agreement to eliminate or otherwise reduce any explicit requirement that any specified action or document be approved by or be satisfactory to all of the Lenders, or (vi) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement. No provision of section 2 or 11 may be amended without the consent of (x) any Letter of Credit Issuer adversely affected thereby or (y) the Administrative Agent, respectively.

         12.13. SURVIVAL. All indemnities set forth herein including, without limitation, in section 1.10, 1.11, 2.5, 4.4, 11.7 or 12.1 shall survive the execution and delivery of this Agreement and the making and repayment of Loans.

         12.14. DOMICILE OF LOANS. Each Lender may transfer and carry its Loans at, to or for the account of any branch office, subsidiary or affiliate of such Lender, PROVIDED that the Borrower shall not be responsible for costs arising under section 1.10 or 4.4 resulting from any such transfer (other than a transfer pursuant to section 1.12) to the extent not otherwise applicable to such Lender prior to such transfer.

         12.15. CONFIDENTIALITY. Subject to section 12.4, the Lenders shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as such by the Borrower in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure reasonably required by any BONA FIDE transferee or participant in connection with the contemplated transfer of any Loans or Commitment or participation therein (PROVIDED that each such prospective transferee and/or participant shall execute an agreement for the benefit of the Borrower with such prospective transferor Lender containing provisions substantially identical to those contained in this section 12.15), to its auditors, attorneys or as required or requested by any governmental agency or representative thereof or pursuant to legal process, PROVIDED that, unless specifically prohibited by applicable law or court order, each Lender shall notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information, and PROVIDED FURTHER that in no event shall any Lender be obligated or required to return any materials furnished by or on behalf of the Borrower or any other Credit Party. The Borrower hereby agrees that the failure of a Lender to comply with the provisions of this section 12.15 shall not relieve the Borrower of any of the obligations to such Lender under this Agreement and the other Loan Documents.

         12.16. LENDER REGISTER. The Borrower hereby designates the Administrative Agent to serve as its agent, solely for purposes of this section 12.16, to maintain a register (the "LENDER REGISTER") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Lender Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Lender Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment Agreement pursuant to section 12.4(b). The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this section 12.16.

         12.17. LIMITATIONS ON LIABILITY OF THE LETTER OF CREDIT ISSUERS. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letters of Credit. Neither any Letter of Credit Issuer nor any of its officers or directors shall be liable or responsible for: (a) the use which may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by a Letter of Credit Issuer against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to such Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, EXCEPT that such Borrower shall have a claim against a Letter of Credit Issuer, and a Letter of Credit Issuer shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower which the Borrower proves were caused by (i) such Letter of Credit Issuer's willful misconduct or gross negligence or (ii) such Letter of Credit Issuer's willful failure to make lawful payment under any Letter of Credit after the presentation to it of documentation strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, a Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation.

         12.18. GENERAL LIMITATION OF LIABILITY. No claim may be made by the Borrower, any Lender, the Administrative Agent, any Letter of Credit Issuer or any other person against the Administrative Agent, any Letter of Credit Issuer, or any other Lender or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any special, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any of the other Loan Documents, or any act, omission or event occurring in connection therewith; and each of the Borrower, each Lender, the Administrative Agent and each Letter of Credit Issuer hereby waives, releases and agrees not to sue or counterclaim upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         12.19. NO DUTY. All attorneys, accountants, appraisers, consultants and other professional persons (including the firms or other entities on behalf of which any such person may act) retained by the Administrative Agent or any Lender with respect to the transactions contemplated by the Loan Documents shall have the right to act exclusively in the interest of the Administrative Agent or such Lender, as the case may be, and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower, to any of the other Credit Parties, to any of their Subsidiaries, or to any other person, with respect to any matters within the scope of such representation or related to their activities in connection with such representation.

         12.20. LENDERS AND AGENT NOT FIDUCIARY TO CREDIT PARTIES, ETC. The relationship among the Credit Parties and their Subsidiaries, on the one hand, and the Administrative Agent, each Letter of Credit Issuer and the Lenders, on the other hand, is solely that of debtor and creditor, and the Administrative Agent, each Letter of Credit Issuer and the Lenders have no fiduciary or other special relationship with the Credit Parties and their Subsidiaries, and no term or provision of any Loan Document, no course of dealing, no written or oral communication, or other action, shall be construed so as to deem such relationship to be other than that of debtor and creditor.

         12.21. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties herein shall survive the making of Loans and the issuance of Letters of Credit hereunder, the execution and delivery of this Agreement and the other documents the forms of which are attached as Exhibits hereto, the issue and delivery of the Notes, any disposition thereof by any holder thereof, and any investigation made by the Administrative Agent or any Lender or any other holder of any of the Notes or on its behalf. All statements contained in any certificate or other document delivered to the Administrative Agent or any Lender or any holder of any Notes by or on behalf of the Borrower or any other Credit Party pursuant hereto or otherwise specifically for use in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower hereunder, made as of the respective dates specified therein or, if no date is specified, as of the respective dates furnished to the Administrative Agent or any Lender.

         12.22. LIMITATION ON ENFORCEMENT OF SECURITY DOCUMENTS. The Lenders agree that the Security Documents may be enforced by the action of the Administrative Agent, in each case acting upon the instructions of the Required Lenders and that no Lender shall have any right individually to seek to enforce or to enforce any Security Document or to realize upon the security to be granted by any Security Document, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Lenders upon the terms of this Agreement and any Security Document.

         12.23. LIABILITY OF BORROWER'S TRUSTEES, ETC. Notwithstanding any provision of this Agreement to the contrary, this Agreement has been executed and delivered by a duly authorized officer of the Borrower, for and on behalf of the Borrower's trustees. The Administrative Agent and each Lender each acknowledges that neither the trustees of the Borrower, nor any additional or successor trustees of the Borrower, nor any beneficiary, officer, employee or agent of the Borrower, shall have any personal, individual liability hereunder or under any of the Loan Documents. The Administrative Agent and each Lender agrees to look solely to the Property and assets of the Borrower (and, where so provided herein or in any of the Loan Documents, to the Property and assets of the Management Company) for the satisfaction of all claims of any nature arising under or in connection with this Agreement.
               [The balance of this page is intentionally blank.]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                    FIRST UNION REAL ESTATE EQUITY AND MORTGAGE
MORTGAGE
                                             INVESTMENTS

                                    BY: /s/ Thomas Knicik
                                       ---------------------------------------
                                             SENIOR VICE PRESIDENT & TREASURER


                                    FIRST UNION MANAGEMENT, INC.

                                    BY: /s/ Authorized Signer
                                       ---------------------------------------
                                             VICE PRESIDENT


                                    NATIONAL CITY BANK,
                                             INDIVIDUALLY AND AS
                                             ADMINISTRATIVE AGENT

                                    BY: /s/ Authorized Signer
                                       ---------------------------------------
                                             SENIOR VICE PRESIDENT


                                    KEYBANK NATIONAL ASSOCIATION,
                                             INDIVIDUALLY AND AS
                                             DOCUMENTATION AGENT

                                    BY: /s/ Authorized Signer
                                       ---------------------------------------
                                             VICE PRESIDENT

                                    THE HUNTINGTON NATIONAL BANK

                                    BY: /s/ Authorized Signer
                                       ---------------------------------------
                                             ASSISTANT VICE PRESIDENT

                                    FIRST MERIT BANK

                                    BY: /s/ Authorized Signer
                                       ---------------------------------------
                                             VICE PRESIDENT


                                    BANKERS TRUST COMPANY,
                                             INDIVIDUALLY AND AS
                                             SYNDICATION AGENT


                                    BY: /s/ Authorized Signer
                                       ---------------------------------------

                                             VICE PRESIDENT

                                    MELLON BANK,  N. A.

                                    BY: /s/ Authorized Signer
                                       ---------------------------------------
                                             ASSISTANT VICE PRESIDENT



                                                              ANNEX I

                                                     INFORMATION AS TO LENDERS

   NAME OF LENDER          COMMITMENT               DOMESTIC LENDING OFFICE                EURODOLLAR LENDING OFFICE
---------------------------------------------------------------------------------------------------------------------
National City Bank     $30,000,000         National City Bank                         National City Bank
                                           National City Center                       National City Center
                                           1900 East Ninth Street                     1900 East Ninth Street
                                           Cleveland, Ohio 44114                      Cleveland, Ohio 44114

                                           CONTACTS/NOTIFICATION METHODS:
                                           National City Bank
                                           National City Center
                                           1900 East Ninth Street
                                           Cleveland, Ohio 44114
                                              Attn.: Metro/Ohio Division
                                           Facsimile: (216) 575-9396

                                           Anthony J. DiMare
                                           Senior Vice President
                                           Direct Dial: (216) 575-3344

                                           CONTACT FOR BORROWINGS, PAYMENTS, ETC.:
                                           Connie Djukic
                                           Metro/Ohio Division
                                           Direct Dial: (216) 575-2578
                                           Facsimile: (216) 575-9396

                                           LETTER OF CREDIT NOTIFICATION:
                                           National City Bank
                                           National City Center
                                           1900 East Ninth Street
                                           Cleveland, Ohio 44114
                                              Attn.: Metro/Ohio Division
                                           Facsimile: (216) 575-9396

                                           Anthony J. DiMare
                                           Vice President
                                           Direct Dial: (216) 575-3344

                                           PAYMENT INSTRUCTIONS:

                                           ABA # 041000124
                                           Account # 151804
                                           Attention:  Commercial Loan Operations
                                           Reference:  First Union Real Estate
---------------------------------------------------------------------------------------------------------------------
KeyBank National       $25,000,000         KeyBank National Association               KeyBank National Association
Association                                Key Center                                 Key Center
                                           127 Public Square                          127 Public Square
                                           Cleveland, Ohio 44114                      Cleveland, Ohio 44114

                                           CONTACTS/ NOTIFICATION METHODS:

                                           KeyBank National Association
                                           Key Center
                                           127 Public Square
                                           Cleveland, Ohio 44114
                                              Attn.: Commercial Real Estate Group
                                           Facsimile: (216) 689-3566

                                           Michael Mitro
                                           Vice President
                                           Direct Dial: (216) 689-4845
                                           Facsimile: (216) 689-3566

                                           CONTACT FOR BORROWINGS, PAYMENTS, ETC.:

   NAME OF LENDER          COMMITMENT               DOMESTIC LENDING OFFICE                EURODOLLAR LENDING OFFICE
---------------------------------------------------------------------------------------------------------------------
                                           Jerry Hammerhofer
                                           Commercial Real Estate
                                           Phone:  689-0320
                                           FAX:  689-3566

                                           WIRING INFORMATION:

                                           ABA # 041001039
                                           Account #2880904128
                                           Attention:  Commercial Loan Operations
                                           Reference:  First Union Real Estate
---------------------------------------------------------------------------------------------------------------------
The Huntington         $20,000,000         The Huntington National Bank               The Huntington National Bank
National Bank                              917 Euclid Avenue                          917 Euclid Avenue
                                           Cleveland, Ohio 44115                      Cleveland, Ohio 44115

                                           NOTICES/PRIMARY CONTACTS:
                                           The Huntington National Bank
                                           917 Euclid Avenue
                                           Cleveland, Ohio 44115
                                              Attn.: Jerry Buck

                                           Facsimile: (216) 515-6369

                                           Jerry Buck
                                           Vice President
                                           Direct Dial: (216) 515-6882

                                           CONTACT FOR BORROWINGS, PAYMENTS, ETC.:
                                           Ruth Wilson
                                           Commercial Real Estate
                                           Phone:  515-6305
                                           FAX:  515-6389


                                           WIRING INFORMATION:

                                           ABA # 044000024
                                           Account # None
                                           Attention:  Cleveland Commercial Loan
                                                   Operations
                                           Reference:  First Union Real Estate

---------------------------------------------------------------------------------------------------------------------
First Merit Bank       $10,000,000         First Merit Bank                           First Merit Bank
                                           123 West Prospect Avenue                   123 West Prospect Avenue
                                           Cleveland, Ohio 44115                      Cleveland, Ohio 44115

                                           NOTICES:
                                           First Merit Bank
                                           123 West Prospect Avenue
                                           Cleveland, Ohio 44115
                                           Attention: John Neumann, Vice President

                                           Facsimile: (216) 621-3201

                                           PRIMARY CONTACTS:
                                           John Neumann
                                           Vice President
                                           Direct Dial: (216) 694-5683

                                           CONTACT FOR BORROWINGS, PAYMENTS, ETC.:
                                           Teresa Jones
                                           Commercial Loans
                                           Phone:  694-5653
                                           FAX:  621-3201


   NAME OF LENDER          COMMITMENT               DOMESTIC LENDING OFFICE                EURODOLLAR LENDING OFFICE
---------------------------------------------------------------------------------------------------------------------

                                           WIRING INFORMATION:

                                           ABA # 041200555
                                           Account # None
                                           Attention:  Teresa Jones - Ext. 5653
                                           Reference:  First Union Real Estate
=====================================================================================================================

Bankers Trust          $25,000,000         Bankers Trust Company                      Bankers Trust Company
Company                                    25th Floor                                 25th Floor
                                           130 Liberty Street                         130 Liberty Street
                                           New York, New York 10006                   New York, New York 10006

                                           NOTICES:
                                           Same as above
                                           Attn.:  Craig Friedman
                                           Tel.: (212) 250-4478
                                           Fax.: (212) 669-0764

                                           PRIMARY CONTACTS:
                                           Same as above

                                           CONTACT FOR BORROWINGS, PAYMENTS, ETC.:
                                           Aileen D. Mosier
                                           Assistant Vice President
                                           Bankers Trust Company
                                           14th Floor
                                           130 Liberty Street
                                           New York, New York 10006
                                           Tel.: (212) 250-6968
                                           Fax.: (212) 250-7351/6029

                                           CONTACT FOR LETTER OF CREDIT MATTERS:
                                           Marco Orlando
                                           Vice President
                                           Bankers Trust Company
                                           130 Liberty Street
                                           New York, New York 10006
                                           Tel.: (212) 250-4361
                                           Fax.: (212) 250-5817

                                           WIRING INFORMATION:
                                           ABA # 021 00 1033
                                           Account No.: 99401268
                                           Attention: Commercial Loan Division
                                           Reference: First Union Reale Estate Equity
                                           and Mortgage Investments

=====================================================================================================================

Mellon Bank, N. A.     $15,000,000         Mellon Bank, N. A.                         Mellon Bank, N. A.
                                           1 Mellon Bank Center                       1 Mellon Bank Center
                                           Pittsburgh, Pennsylvania 15258             Pittsburgh, Pennsylvania 15258

                                           NOTICES:
                                           Mellon Bank, N. A.
                                           Suite 2915
                                           1 Mellon Bank Center
                                           Pittsburgh, Pennsylvania 15258
                                           Attn.: Thomas Gruelich
                                           Assistant Vice President
                                           Tel.: (412) 234-9625
                                           Fax.: (412) 234-8657

                                           PRIMARY CONTACT:
                                           Same as above

                                           CONTACT FOR BORROWINGS, PAYMENT, ETC.:

                                           Dean Ely


   NAME OF LENDER          COMMITMENT               DOMESTIC LENDING OFFICE                EURODOLLAR LENDING OFFICE
---------------------------------------------------------------------------------------------------------------------

                                           Tel.: (412) 234-7811
                                           Fax.: (412) 234-4146

                                           WIRING INSTRUCTIONS:
                                           ABA # 0430-0026-1
                                           Attention: Commercial Loan Operations
                                           Reference: First Union Real Estate Equity and
                                           Mortgage Investments
                                           Account No.: 990856115
                                           Attn.: Dean Ely
                                           Tel.: (412) 234-7811
                                           Fax.: (412) 234-4146

=====================================================================================================================



                                                              ANNEX II

                                       INFORMATION AS TO SUBSIDIARIES AND EQUITY INVESTMENTS

      NAME OF         JURISDICTION        PERCENTAGE OF          NAMES AND        JURISDICTIONS     JURISDICTIONS
    SUBSIDIARY            WHERE         OUTSTANDING STOCK        ADDRESSES            WHERE             WHERE
        AND             ORGANIZED        OR OTHER EQUITY        OF MINORITY       QUALIFIED AS       SUBSTANTIAL
      TYPE OF                            INTERESTS OWNED         HOLDERS,           A FOREIGN          ASSETS
   ORGANIZATION                        (INDICATING WHETHER        IF ANY           CORPORATION         LOCATED
                                          OWNED BY THE                                 OR
                                          BORROWER OR A                           OTHER ENTITY
                                      SPECIFIED SUBSIDIARY)
------------------------------------------------------------------------------------------------------------------------
Beck                Ohio              100%, by the               N/A               N/A                Louisiana
Building                              Borrower
Corporation,
a corporation
------------------------------------------------------------------------------------------------------------------------
3006302             Nova Scotia       100%, by the               N/A               N/A                Ohio (interest
Nova Scotia                           Borrower                                                        in notes)
Company, a
corporation
------------------------------------------------------------------------------------------------------------------------
First Union         Delaware          100%, by the               N/A               N/A                Ontario,
Canadian                              Borrower                                                        Canada (100%
Holdings,                                                                                             interest in
Inc., a                                                                                               3006714 Nova
corporation                                                                                           Scotia
                                                                                                      Company)
------------------------------------------------------------------------------------------------------------------------
3006714             Nova Scotia       100%, by First Union       N/A               N/A                Ontario,
Nova Scotia                           Canadian Holdings,                                              Canada
Company                               Inc.
------------------------------------------------------------------------------------------------------------------------
3006712             Nova Scotia       100%, by the               N/A               N/A                Manitoba;
Nova Scotia                           Borrower                                                        Saskatchewan;
Company, a                                                                                            Alberta and
corporation                                                                                           British
                                                                                                      Columbia,
                                                                                                      Canada
------------------------------------------------------------------------------------------------------------------------
First               Delaware          100%, by the               N/A               N/A                Ohio (50%
Southwest I,                          Borrower                                                        interest in First
Inc., a                                                                                               Union
corporation                                                                                           Southwest
                                                                                                      L.L.C.)
------------------------------------------------------------------------------------------------------------------------
First Union         Delaware          50% by the Borrower        N/A               Louisiana          Ohio (interest
Southwest                             and 50% by First                                                in Southwest
L.L.C., a                             Southwest I, Inc.                                               Shopping
limited                                                                                               Centers Co. I,
liability                                                                                             L.L.C.)
company


      NAME OF         JURISDICTION        PERCENTAGE OF          NAMES AND        JURISDICTIONS     JURISDICTIONS
    SUBSIDIARY            WHERE         OUTSTANDING STOCK        ADDRESSES            WHERE             WHERE
        AND             ORGANIZED        OR OTHER EQUITY        OF MINORITY       QUALIFIED AS       SUBSTANTIAL
      TYPE OF                            INTERESTS OWNED         HOLDERS,           A FOREIGN          ASSETS
   ORGANIZATION                        (INDICATING WHETHER        IF ANY           CORPORATION         LOCATED
                                          OWNED BY THE                                 OR
                                          BORROWER OR A                           OTHER ENTITY
                                      SPECIFIED SUBSIDIARY)
------------------------------------------------------------------------------------------------------------------------
Southwest           Delaware          100% by First Union        N/A               Louisiana          Louisiana
Shopping                              Southwest L.L.C.                                                (Pecanland
Centers Co.                                                                                           Mall, Monroe,
I, L.L.C., a                                                                                          Louisiana) and
limited                                                                                               Ohio (interest
liability                                                                                             in Southwest
company                                                                                               Shopping
                                                                                                      Centers Co. II
                                                                                                      L.L.C. and
                                                                                                      Temple
                                                                                                      Shopping
                                                                                                      Center Co.
                                                                                                      L.L.C.)
------------------------------------------------------------------------------------------------------------------------
First               Delaware          100%, by the               N/A               Louisiana and      Ohio (100%
Southwest II,                         Borrower                                     Texas              interest in First
Inc., a                                                                                               SW II,
corporation                                                                                           L.L.C.)
------------------------------------------------------------------------------------------------------------------------
First SW II,        Delaware          100% by First              N/A               Louisiana;         Ohio (1%
L.L.C., a                             Southwest II, Inc.                           Texas; and         interest in
limited                                                                            Oklahoma           Southwest
liability                                                                                             Shopping
company                                                                                               Centers Co. II,
                                                                                                      L.L.C.)
------------------------------------------------------------------------------------------------------------------------
Southwest           Delaware          99% by Southwest           N/A               Arkansas;          Park Plaza
Shopping                              Shopping Centers Co.                         Louisiana;         Mall, Little
Centers Co.                           I, L.L.C.; 1% by                             Texas;             Rock,
II, L.L.C., a                         First SW II, L.L.C.                          Oklahoma;          Arkansas;
limited                                                                            and New            Alexandria
liability                                                                          Mexico             Mall,
company                                                                                               Alexandria,
                                                                                                      Louisiana;
                                                                                                      Villa Linda
                                                                                                      Mall, Sante
                                                                                                      Fe, New
                                                                                                      Mexico;
                                                                                                      Mesilla Valley
                                                                                                      Mall,Las
                                                                                                      Cruces, New
                                                                                                      Mexico;
                                                                                                      Shawnee Mall,
                                                                                                      Shawnee,
                                                                                                      Oklahoma;Kile
                                                                                                      en Mall,


      NAME OF         JURISDICTION        PERCENTAGE OF          NAMES AND        JURISDICTIONS     JURISDICTIONS
    SUBSIDIARY            WHERE         OUTSTANDING STOCK        ADDRESSES            WHERE             WHERE
        AND             ORGANIZED        OR OTHER EQUITY        OF MINORITY       QUALIFIED AS       SUBSTANTIAL
      TYPE OF                            INTERESTS OWNED         HOLDERS,           A FOREIGN          ASSETS
   ORGANIZATION                        (INDICATING WHETHER        IF ANY           CORPORATION         LOCATED
                                          OWNED BY THE                                 OR
                                          BORROWER OR A                           OTHER ENTITY
                                      SPECIFIED SUBSIDIARY)
------------------------------------------------------------------------------------------------------------------------

                                                                                                      Killeen,
                                                                                                      Texas; Brazos
                                                                                                      Mall, Lake
                                                                                                      Jackson, Texas
------------------------------------------------------------------------------------------------------------------------
Temple              Delaware          99% by Southwest           N/A               Texas              Texas (50%
Shopping                              Shopping Centers Co.                                            partnership
Center Co.,                           I, L.L.C. and 1% by                                             interest in
L.L.C., a                             the Borrower                                                    shopping mall)
limited                                                                                               (Temple Mall,
liability                                                                                             Temple,
company                                                                                               Texas)
==================  ================  =========================  ================  ================== ====================



                                                CERTAIN INVESTMENTS



                                                      -None-


                                    ANNEX III

             LIST OF INITIAL MORTGAGED PROPERTIES, MARKET CONSTANTS
                              AND COVERAGE FACTORS


          PROPERTY                APPRAISED          12 MONTH            COVERAGE          MARKET            BORROWING
                                    VALUE          PROPERTY NOI           FACTOR          CONSTANT             BASE
                                                     (6/30/97)
--------------------------------------------------------------------------------------------------------------------------

Illuminating Building            $36,000,000        $3,692,200             1.30            10.71%           $26,518,700
Cleveland, Ohio
--------------------------------------------------------------------------------------------------------------------------

Fairgrounds Square Mall
Reading, Pennsylvania            $47,400,000        $4,781,800             1.20            10.71%           $37,206,700
--------------------------------------------------------------------------------------------------------------------------

Kandi Mall                       $16,000,000        $1,456,100             1.30            10.71%           $10,458,200
Willmar, Minnesota
--------------------------------------------------------------------------------------------------------------------------

Walden Village Apartments        $12,800,000        $1,291,900             1.30             9.87%           $10,068,600
Clarkston, Georgia
--------------------------------------------------------------------------------------------------------------------------
Briarwood Apartments              $7,775,000          $836,700             1.30             9.87%            $6,520,900
Fayetteville, North Carolina
--------------------------------------------------------------------------------------------------------------------------

Crossroads Mall                  $16,200,000        $1,530,000             1.30            10.71%           $10,989,000
Ft. Dodge, Iowa
--------------------------------------------------------------------------------------------------------------------------

Mall 205                         $28,500,000        $2,447,000             1.30            10.71%           $17,575,200
--------------------------------------------------------------------------------------------------------------------------

Mountaineer Mall                 $14,000,000        $1,806,000             1.30            10.71%           $12,971,300
--------------------------------------------------------------------------------------------------------------------------

Woodfield Apartments              $4,010,000          $356,000             1.30             9.87%            $2,774,500
--------------------------------------------------------------------------------------------------------------------------

Windgate Apartments               $6,400,000          $591,000             1.30             9.87%            $4,606,000
--------------------------------------------------------------------------------------------------------------------------

Valley Mall                      $11,450,000        $1,041,700             1.30            10.71%            $7,481,900
--------------------------------------------------------------------------------------------------------------------------

TOTALS                          $200,535,000(1)
                                    @60%=          $19,830,400
                                $120,321,000                                                                $147,171,100(2)

==========================================================================================================================



---------------

1        All amounts in this column are subject to receipt of appraisals.

2 The individual Borrowing Base for each Mortgaged Property, and the Aggregate Borrowing Base for all Mortgaged Properties, were determined using a Market Constant of 10.71% for certain Properties, which was based upon an interest rate of 8.875% and an amortization period of 20 years, and a Market Constant of 9.87% for certain other Properties, which was based upon an interest rate of 8.750% and an amortization period of 25 years, in each case as selected by the Administrative Agent.

                                    ANNEX IV

                  DESCRIPTION OF CERTAIN PROPERTY DISPOSITIONS

                                     -None-

                                     ANNEX V

                        DESCRIPTION OF CERTAIN LITIGATION

1.       Sirow vs. First Union Management, Inc., et al.
         Court of Common Pleas, Cuyahoga County, Ohio
         Case No. 284120
         ---------------

         This action alleging wrongful discharge on account of age discrimination was filed in February, 1995, by a former executive officer of the management company. Sirow was employed in various positions in the management company from 1985, but his employment was terminated in 1994 on account of failure to perform in accordance with performance standards established by upper management. Sirow sued; claiming that he was discharge don account of his age. Both the Trust and the management company were named as defendants. The Trust has been dismissed as defendant upon Motion for Summary Judgment.

         The case has been reassigned to Judge Anthony Celebrese. No new trial date has been set. A pretrial conference is scheduled for February 1998. Management believes that the claim asserted by Sirow in this action is totally without merit.

         This case will be vigorously defended.

2. Beechwood Contract, Incorporation vs. Bridges & Company, Inc., First Union Real Estate Equity Mortgage and Investments, et al.
         Circuit Court of Monogalia County, West Virginia
         Civil Action No. 94-C-39
         ------------------------

         This action was filed in January, 1994 and relates to a dispute stemming from a construction contract for improvements at Mountaineer Mall in Morgantown, West Virginia. Beechwood Contracting Corporation ("Beechwood") was a subcontractor to Bridges and Company, Inc. ("Bridges"), which was the general contractor for the construction project. Beechwood alleged that Bridges breached the subcontract between them by violating various conditions set forth in Beechwood's original bid. Beechwood claimed it was unable to complete the work on time and sued for direct and consequential damages in excess of $3 Million. Beechwood also asked for punitive damages from Bridges in the amount of $4.5 Million. Beechwood filed a mechanics lien on the property and in its lawsuit, asserted a claim against First Union in the amount of $2.9 Million.

         First Union filed a cross claim against Bridges asserting that any damages suffered by Beechwood were caused by Bridges. First Union sought indemnification from Bridges.

         Bridges filed a cross claim against First Union alleging that First Union breached its contract with Bridges by furnishing defective plans and specifications. The cross claim of Bridges did not specify an amount but demanded an amount sufficient to compensate Bridges for First Union's alleged breach.

         In July, 1995 Beechwood filed for bankruptcy but has been permitted to pursue its claims in this litigation.

         After a series of motions for summary judgment by both Bridges and First Union, which motions were denied, a jury trial was held in March of 1996. The jury, after due deliberation, returned the verdict in favor of Beechwood against Bridges in the amount of $85,550.00, and upon the cross claim of Bridges relating to the Beechwood matter, against First Union in the amount of $14,600.00. First Union has paid the cross claim verdict of $14,600.00.

         During the course of the litigation, First Union withheld final payment under the contract with Bridges, In August, 1996 the court granted partial summary judgment to Bridges against First Union in the amount of $117,106.00, contingent upon the release of the original mechanic's lien in the amount of $2.9 Million. A new mechanic's lien for $388,575.00 has been substituted. First Union still holds $225,132.00 from the final contract amount under the contract. A bench trial on the remaining claims and counterclaims was held on May 21, 1997. First Union stipulated to an amount owing under the contract to bridges of approximately $200,000.00. First Union asserts that under the provisions of the contract between it and Bridges, Bridges must indemnify First Union for attorney's fees and expenses incurred in connection with the defense of the Beechwood claim, which amount is $209,804.00. This claim was presented at the trial in May. A decision is pending.

                                    ANNEX VI

                     LIST OF CERTAIN EMPLOYEE BENEFIT PLANS
                                       AND
                            GUARANTEED PENSION PLANS

DESCRIPTION

First Union Money Purchase Plan, adopted effective January 1, 1995, administered by a pension committee of Trust officers appointed by the Board.

Additionally, see Benefits Lists attached.

                                    ANNEX VII

                   DESCRIPTION OF CERTAIN MATERIAL AGREEMENTS

         The Borrower and the Management Company (and certain subsidiaries, partnerships and joint ventures thereof) are parties to net leases for each of the properties managed by the Management Company (or such subsidiaries, partnerships or joint ventures) for the Borrower.

         The Borrower and the Management Company are parties to an assignment where the Borrower has assigned its rights and obligations under a Share Purchase Agreement, dated as of February 18, 1997, among the Borrower, Impark Investments Inc., the persons listed on Schedule 1 thereto and certain others (as amended from time to time), and the Management Company has accepted such assignment pursuant to an Assignment, dated March 27, 1997, between the Borrower and the Management Company.

         The Borrower and certain Canadian subsidiaries of the Management Company are parties to an Asset Purchase Agreement where such subsidiaries have agreed to sell, assign, transfer and convey all of their respective interests in and to certain real property to the Borrower and the Borrower has agreed to accept such sale, assignment transfer and conveyance. In addition, as part of the Asset Purchase Agreement, a Canadian subsidiary of the Management Company has agreed to take reasonable commercial steps to acquire the remaining 50% interest it does not currently own in a joint venture, whereupon it will either
(i) acquire certain real property owned by such joint venture and transfer all of its right, title and interest in such real property to the Borrower or (ii) cause the joint venture to transfer all of its right, title and interest in such real property to the Borrower.

         The Borrower is a party to a Put-Call Agreement, dated April 17, 1997 (the "PUT-CALL AGREEMENT"), by and among the Borrower, Impark Investments, Inc. ("Investco") and certain shareholders of 3357392 Canada Inc. identified therein (the "Onex Associates") pursuant to which the Borrower granted to Investco and the Onex Associates certain put rights and Investco and the Onex Associates granted the Borrower certain call rights with respect to certain shares Investco and the Onex Associates own in 3357392 Canada Inc.

         The Borrower is a party to a Security Trust Indenture, dated April 17, 1997, by and among the Borrower, Investco, Onex Associates and Montreal Trust Company of Canada pursuant to which the Borrower pledged certain securities described therein to secure Borrower's obligations under the Put-Call Agreement.

         The Borrower is a party to a Deposit Agreement, dated April 17, 1997, by and among the Borrower, Investco, Onex Associates and Montreal Trust Company pursuant to which Investco and the Onex Associates deposited certain shares with the Montreal Trust Company that are the subject of the Put-Call Agreement.

         The Borrower is a party to an Ancillary Agreement, dated April 17, 1997, by and between Borrower, BT Bank of Canada ("BT") and Hong Kong Bank of Canada ("HKB") pursuant to which BT and HKB have the right under certain circumstances to require Borrower to purchase certain loans then outstanding by BT and HKB under an Amended and Restated Credit Agreement, dated April 17, 1997, among Imperial Parking Limited, BT and HKB.


                                   ANNEX VIII

                 DESCRIPTION OF INDEBTEDNESS FOR BORROWED MONEY,
                INCLUDING THAT OWED TO THE BORROWER BY AFFILIATES

                               As of June 30, 1997
                                 (In Thousands)

First Union Real Estate Investments

Mortgage Loans                      $119,453.00
Senior Notes                         100,000.00
Other Liabilities                     22,513.00



FIRST UNION REAL ESTATE
INVESTMENTS FINANCE SUB(3)

Loans to Canco I, Canco 2            $30,600.00



                               AS OF JUNE 30, 1997
                                 (IN THOUSANDS)

                                    PROFORMA

FIRST UNION REAL ESTATE INVESTMENTS

Mortgage Loans(4)                   $323,180.00
Senior Notes                         100,000.00
Other Liabilities(4)                  61,513.00

FIRST UNION REAL ESTATE
 INVESTMENTS FINANCE SUB(3)

Loans to Canco 1, Canco 2            $30,600


----------

3 In connection with the transaction described in the third paragraph of Annex VII, Canco will incur indebtedness to Bankers Trust under the Canco Agreement and the Borrower will incur Contingent Obligations with respect thereto.

4 Includes adjustments to reflect full consolidation of debt of the remaining 74% JV partners' interest in a portfolio of nine shopping malls.

                                    ANNEX IX

              DESCRIPTION OF LETTERS OF CREDIT DEEMED ISSUED UNDER
                              THE CREDIT AGREEMENT

                  Letter of Credit No. 4942, issued by National City Bank on November 25, 1996 in the amount of USD $150,000, pursuant to the application of the Borrower, for the benefit of Genesis Underwriting Management, with an expiration date of 12/31/97.

                                   EXHIBIT A-1

                               NOTICE OF BORROWING

                                                              [Date]

National City Bank,
         as Administrative Agent for the Lenders party
         to the Credit Agreement referred to below
National City Center
1900 East Ninth Street
Cleveland, Ohio 44114
         Attention: Metro/Ohio Division
         ------------------------------

         Re:      Notice of Borrowing under Amended and Restated
                  Credit Agreement, dated as of November 1, 1997
                  ----------------------------------------------

Ladies and Gentlemen:

         The undersigned, First Union Real Estate Equity and Mortgage Investments (the "BORROWER"), refers to the Amended and Restated Credit Agreement, dated as of November 1, 1997 (as amended from time to time, the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among the Borrower, First Union Management, Inc., the financial institutions from time to time party thereto (the "LENDERS"), and you, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to section 1.3(a) of the Credit Agreement, that the undersigned hereby requests one or more Borrowings under the Credit Agreement, and in that connection sets forth in the schedule attached hereto the information relating to each such Borrowing (collectively the "PROPOSED BORROWING") as required by section 1.3(a) of the Credit Agreement.

         The Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

                  (A) the representations and warranties of the Credit Parties contained in the Credit Agreement and the other Loan Documents are and will be true and correct in all material respects, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties were true and correct in all material respects as of the date when made;

                  (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof; and

                  (C) after giving effect to the Proposed Borrowing, the sum of the outstanding Loans, the Letter of Credit Outstandings and the Aggregate Measured Swap Credit Risk (if any) of all Designated Hedge Agreements, will not exceed the Aggregate Borrowing Base.

                                        Very truly yours,

                                        FIRST UNION REAL ESTATE EQUITY
                                                 AND MORTGAGE INVESTMENTS

                                        By:
                                           ----------------------------------
                                                 Title:


                               BORROWING SCHEDULE

PROPOSED BORROWING #1:

     BUSINESS DAY                                                                            INTEREST PERIOD
          OF                                          Aggregate Amount                        IF LOANS ARE
  PROPOSED BORROWING        Type of Loans                 of Loans                          EURODOLLAR LOANS
-------------------------------------------------------------------------------------------------------------------------

                       Base Rate Loans                                          One Month
_________________,                                                              Two Months
19____                 Eurodollar Loans        $____________________            Three Months
                                                                                Six Months
                           [Circle One of                                       Nine Months
                               Above]                                           Twelve Months

                                                                                             [Circle one of
                                                                                                 above]

=========================================================================================================================



PROPOSED BORROWING #2:

     BUSINESS DAY                                                                            INTEREST PERIOD
          OF                                          Aggregate Amount                        IF LOANS ARE
  PROPOSED BORROWING        Type of Loans                 of Loans                          EURODOLLAR LOANS
-------------------------------------------------------------------------------------------------------------------------

                       Base Rate Loans                                          One Month
_________________,                                                              Two Months
19____                 Eurodollar Loans        $____________________            Three Months
                                                                                Six Months
                           [Circle One of                                       Nine Months
                               Above]                                           Twelve Months

                                                                                             [Circle one of
                                                                                                 above]

=========================================================================================================================


PROPOSED BORROWING #3:

     BUSINESS DAY                                                                            INTEREST PERIOD
          OF                                          Aggregate Amount                        IF LOANS ARE
  PROPOSED BORROWING        Type of Loans                 of Loans                          EURODOLLAR LOANS
-------------------------------------------------------------------------------------------------------------------------

                       Base Rate Loans                                          One Month
_________________,                                                              Two Months
19____                 Eurodollar Loans        $____________________            Three Months
                                                                                Six Months
                           [Circle One of                                       Nine Months
                               Above]                                           Twelve Months

                                                                                             [Circle one of
                                                                                                 above]

=========================================================================================================================

                                   EXHIBIT A-2

                            LETTER OF CREDIT REQUEST

No.               (5)
    --------------
                                                          Dated            (6)
                                                                 ----------
National City Bank,
         as Administrative Agent for the Lenders party
         to the Credit Agreement referred to below
National City Center
1900 East Ninth Street
Cleveland, Ohio 44114
         Attention: Metro/Ohio Division
         ------------------------------

         Re: Letter of Credit Request under Amended and Restated Credit Agreement, dated as of November 1, 1997
                  ----------------------------------------------

Ladies and Gentlemen:

         The undersigned, First Union Real Estate Equity and Mortgage Investments (the "BORROWER"), refers to the Amended and Restated Credit Agreement, dated as of November 1, 1997 (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT", the capitalized terms defined therein being used herein as therein defined), among the Borrower, First Union Management, Inc., the financial institutions from time to time party thereto (the "LENDERS"), and you, as Administrative Agent for such Lenders.

         The undersigned hereby requests that ______, as a Letter of Credit Issuer, issue a Letter of Credit on ______, 199_ (the "DATE OF
ISSUANCE") in the aggregate amount of $____, for the account of____________________.

         The beneficiary of the requested Letter of Credit will be _______,(7) and such Letter of Credit will be in support of _______(8) and will have a stated termination date of _____.(9)

         The Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the Date of Issuance:

         (A) the representations and warranties of the Credit Parties contained in the Credit Agreement and the other Loan Documents are and will be true and correct in all material respects, before and after giving

--------
5        Letter of Request Number.

6 Date of Letter of Request (at least five Business Days prior to the Date of Issuance or such lesser number as may be agreed by the relevant Letter of Credit Issuer).

7        Insert name and address of beneficiary.

8 Insert description of the supported obligations, name of agreement and/or the commercial transaction to which this Letter of Credit Request relates.

9 Insert last date upon which drafts may be presented (which may not be later than twelve months after the Date of Issuance or beyond the Business Day next preceding the Maturity Date).

         effect to the issuance of the Letter of Credit requested hereby, as though made on the Date of Issuance, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties were true and correct in all material respects as of the date when made;

                  (B) no Default or Event of Default has occurred and is continuing, or would result after giving effect to the issuance of the Letter of Credit requested hereby; and

                  (C) after giving effect to the issuance of the Letter of Credit requested hereby, the sum of the outstanding Loans, the Letter of Credit Outstandings and the Aggregate Measured Swap Credit Risk (if any) of all Designated Hedge Agreements, will not exceed the Aggregate Borrowing Base.

         Copies of all documentation with respect to the supported transaction are attached hereto.

                                      Very truly yours,

                                      FIRST UNION REAL ESTATE EQUITY
                                               AND MORTGAGE INVESTMENTS

                                      By: ____________________________________
                                               Title:.

                                    EXHIBIT B
                                 REVOLVING NOTE

$_______________                                                 Cleveland, Ohio
                                                                  _______, 1997

         FOR VALUE RECEIVED, the undersigned FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, a real estate investment trust organized under the laws of the State of Ohio (herein, together with its successors and assigns, the "BORROWER"), hereby promises to pay to the order of _________________________ (the "LENDER"), in lawful money of the United States of America in immediately available funds, at the office of National City Bank (the "ADMINISTRATIVE AGENT") located at National City Center, 1900 East Ninth Street, Cleveland, Ohio 44114, on the Maturity Date (as defined in the Agreement referred to below), the principal sum of ________________ DOLLARS ($_____ ) or, if less, the then unpaid principal amount of all Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

         The Borrower promises also to pay interest on the unpaid principal amount of each Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in section 1.8 of the Agreement.

         This Note is one of the Notes referred to in the Amended and Restated Credit Agreement, dated as of November 1, 1997, among the Borrower, First Union Management, Inc., the financial institutions from time to time party thereto (including the Lender), and National City Bank, as Administrative Agent (as from time to time in effect, the "AGREEMENT"), and is entitled to the benefits thereof and of the other Loan Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to mandatory prepayment prior to the Maturity Date, in whole or in part. The Notes amend and restate Notes previously outstanding under the Agreement. Any indebtedness outstanding under any of such prior Notes which is owed to the Lender at the time this Note is executed and delivered shall continue outstanding hereunder.

         In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         Notwithstanding any provision of this Note to the contrary, this Note has been executed and delivered by a duly authorized officer of the Borrower, for and on behalf of the Borrower's trustees. The Lender acknowledges that neither the trustees of the Borrower, nor any additional or successor trustees of the Borrower, nor any beneficiary, officer, employee or agent of the Borrower, shall have any personal, individual liability hereunder or under any of the Loan Documents. The Lender agrees to look solely to the property and assets of the Borrower (and, where so provided in any of the Loan Documents, to the property and assets of the Management Company) for the satisfaction of all claims of any nature arising under or in connection with this Note.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO.

                                   FIRST UNION REAL ESTATE EQUITY
                                            AND MORTGAGE INVESTMENTS

                                   By:____________________________________
                                            Senior Vice President & Treasurer

                         LOANS AND PAYMENTS OF PRINCIPAL
==============================================================================================================================
                                                                              AMOUNT
                                                                                OF
      DATE              AMOUNT             TYPE                              PRINCIPAL          UNPAID
       OF                 OF                OF             INTEREST           PAID OR          PRINCIPAL           MADE
    NOTATION             LOAN              LOAN             PERIOD            PREPAID           BALANCE             BY
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================

                                    EXHIBIT C

               FORM OF OPINION OF SPECIAL COUNSEL TO THE BORROWER

                                               [Closing Date]

National City Bank,
         as Administrative Agent for the Lenders party
         to the Credit Agreement referred to below
National City Center
1900 East Ninth Street
Cleveland, Ohio 44114
         Attention: Metro/Ohio Division
         ------------------------------

         --and--

each of the Lenders party to the
Credit Agreement referred to below

          Re:      U.S. $125,000,000 Amended and Restated Credit Agreement
                   with First Union Real Estate Equity and Mortgage Investments
                   ------------------------------------------------------------

Ladies and Gentlemen:

         The undersigned have acted as counsel to First Union Real Estate Equity and Mortgage Investments, an Ohio real estate investment trust ("FURE") in connection with the establishment of a $125,000,000 revolving credit loan facility pursuant to a certain Amended and Restated Credit Agreement (the "Credit Agreement") dated as of November 1, 1997, by and among FURE, First Union Management, Inc., a Delaware corporation ("FUMI"), the financial institutions named as Lenders therein (the "Lenders"), and National City Bank, as Administrative Agent for the Lenders under the Credit Agreement (the "Administrative Agent"). This opinion is delivered to you at your request in connection with the transactions contemplated by the Credit Agreement. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         In rendering the opinions expressed below, we have examined the following documents:

                  l. the Credit Agreement;

                  2. the Notes dated of even date herewith from FURE in favor of the Lenders in the aggregate principal amount of $125,000,000 (the "Notes");

                  3. the Open-End Mortgage Deed and Security Agreement, dated as of September 19, 1996 (the "Original Mortgage"), as amended by Amendment No. 1 thereto ("Amendment No. 1 to Mortgage"), dated as of November 1, 1997, from FURE and FUMI in favor of the Administrative Agent (the Original Mortgage, as so amended, the "Mortgage") relating to certain property described therein and located in Cuyahoga County, Ohio (the "Property");

                  4. the Assignment of Leases, Rents, Contracts, Income and proceeds related to the Property, dated as of September 19, 1996 (the "Original Assignment"), as amended by Amendment No. 1 thereto ("Amendment No. 1 to Assignment"), dated as of November 1, 1997, from FURE and FUMI in favor of the Administrative Agent (the Original Assignment, as so amended, the "Assignment");

                  5. the UCC-1 financing statements related to the Property executed by FURE and FUMI as Debtors with the Administrative Agent as the Secured Party, as filed in the records of Cuyahoga County, Ohio and with the Ohio Secretary of State (the "Financing Statements");

                  6. the Amended and Restated Environmental Indemnity Agreement, dated as of November 1, 1997, from FURE and FUMI in favor of the Administrative Agent; and

                  7. solely to the extent necessary for the purposes of the opinion in paragraph 5 below, each mortgage, deed of trust, deed to secure debt, assignment of leases, amendment to any of the foregoing, and UCC-1 financing statement related to any of the foregoing, contemporaneously or heretofore executed and delivered by FURE and FUMI in favor of the Administrative Agent as contemplated by section 5.1 of the Credit Agreement, relating to certain property described therein and located outside of the State of Ohio.

Documents referred to in items 1-6 above are sometimes collectively referred to as the "Ohio Documents"; documents referred to in item 7 above are sometimes collectively referred to as the "Non-Ohio Documents"; and documents referred to in items 1-7 above are sometimes collectively referred to as the "Loan Documents".

         In addition, we have examined and relied on the originals, or copies certified or otherwise identified to our satisfaction, of such other instruments and other certificates of public officials and such other persons, documents, laws, statutes, ordinances, regulations and other matters and we have made investigations of law, as we have deemed appropriate as a basis for the opinions expressed below.

         In stating our opinion, we have, with your permission, made the following assumptions:

                  A. The Loan Documents to be executed by the Lenders or the Administrative Agent have been duly and validly authorized, executed and delivered by the Lenders or the Administrative Agent and constitute the valid, binding and enforceable obligations of the Lenders or the Administrative Agent.

                  B. FURE has rights in the Collateral.

                  C. Value has been given by the Lenders for the security interests in the Property and the Collateral in addition to the value given by the Lenders in the form of the indebtedness secured by the Original Mortgage, the Original Assignment and other security (the "Original Indebtedness").

                  D. The Notes evidence the Original Indebtedness as supplemented by the additional indebtedness contemplated by the Credit Agreement, the Original Indebtedness has not been paid in full, and there is a substantial principal balance outstanding on the Original Indebtedness on the date hereof which will not be paid off or otherwise satisfied by funding upon closing of the transactions contemplated by the Credit Agreement.

                  E. Executed counterparts of each of Amendment No. 1 to Mortgage and Amendment No. 1 to Assignment have been or will be recorded with the Cuyahoga County Recorder's Office (the "Recording Office"). The Original Mortgage was recorded in the Recording Office in Volume 96-09399, Page 12 et seq., and has not been satisfied or discharged of record, and the Original Assignment was recorded in the Recorder's Office in Volume 96-09399, Page 45 et seq., and has not been satisfied or discharged of record.

                  F. The Financing Statements contain the correct name of the Administrative Agent as secured party and the current address of the secured party from which information concerning the security interests may be obtained.

                  G. The Financing Statements have been filed with each of the office of the Ohio secretary of State (the "Filing Office") and the Recording Office.

                  H. Each document submitted to us as an original is authentic.

                  I. Each document submitted to us as a certified, conformed or photostatic copy conforms to the authentic original document.

                  J. Each document submitted to us as the execution form of such document is the execution form of such document and will be executed in such form.

                  K. Each of the Loan Documents will be completed by attachment of all exhibits and schedules identified by each of the Loan Documents, and such exhibits and schedules are correct and complete.

         As to certain questions of fact that are material to our opinion, we have relied upon the representations, warranties, recitals and expressed intentions made or set forth in the Loan Documents. With respect to such matters, we have not made any independent investigation or verification of the information contained therein for purposes of this opinion except as may be expressly set forth in this opinion.

         The opinions expressed herein are limited to the laws of the state of Ohio. We express no opinion as to the possible application of laws of any other jurisdiction or to the effect of such laws on the transactions evidenced by the Loan Documents.

         Based upon and subject to the foregoing, and subject to the exceptions, limitations, assumptions and qualifications set forth below, we are of the opinion that, under applicable law in effect on the date of this opinion:

                  l. FURE is (a) a real estate investment trust that is qualified to transact business in the State of Ohio; (b) governed by Chapter 1747 of the Ohio Revised Code; (c) has been assigned Real Estate Investment Trust No. RT28; and (d) has complied with all provisions of the laws of the state of Ohio governing real estate investment trusts in connection with the Loan.

                  2. FURE is currently in full force and effect as a real estate investment trust and has the power under its Amended Declaration of Trust (as amended through the date hereof) to engage in the business in which it is presently engaged.

                  3. The execution and delivery of the Loan Documents by FURE, and FURE's performance of all its obligations thereunder, have been duly authorized by all requisite action of FURE.

                  4. The Ohio Documents have been duly executed and delivered by FURE and are valid and binding obligations of FURE, enforceable against it in accordance with their respective terms.

                  5. The Non-Ohio Documents have been duly executed and delivered by FURE.

                  6. The aggregate interest to be paid by FURE pursuant to the Credit Agreement and the Note, exclusive of any default interest, late fees or other similar penalties, is not usurious under the applicable laws of Ohio.

                  7. Effective upon the due recording of the Original Mortgage in the appropriate records of the Recording Office, as noted above, the Original Mortgage was effective to create, in favor of the Administrative Agent, a valid mortgage lien in all of FURE's right, title and interest in the Property and the Original Mortgage created a valid security interest in the Collateral described in the Original Mortgage. Upon due recordation of Amendment No. 1 to Mortgage in the appropriate records of the Recording Office, the Original Mortgage, as amended by Amendment No. 1 to Mortgage, will be effective to secure the additional indebtedness described in Amendment No. 1 to Mortgage.

                  8. The Financing Statements are in proper form so as to comply with Ohio filing requirements, and, when duly filed in the Filing Office and the Recording Office, and assuming that the security interest granted in the Mortgage has then attached, the security interest granted by the Mortgage in the Collateral described in the Mortgage and in the Financing Statements will have been perfected to the extent perfection may be accomplished by filing in Ohio under the UCC. However, proper continuation statements of the Financing Statements must be filed in the Filing Office and the Recording Office within six (6) months prior to the expiration of each five (5) year period from the date of the respective original dates of the filings. We express no opinion as to the perfection of any lien or security interest of the Administrative Agent in Collateral that cannot be perfected by filing in Ohio.

                  We call to your attention that the perfection of the above security interests will be terminated as to any collateral acquired by FURE more than four (4) months after it so changes its name, identity or structure as to make the Financing Statements seriously misleading, unless new appropriate financing statements indicating the new name, identity, or structure of FURE are properly filed before the expiration of such four (4) months. Furthermore, the perfection of the security interests in the Collateral constituting accounts, inventory or equipment will be terminated as to accounts four (4) months after FURE changes its chief executive office or with respect to items of inventory or equipment four (4) months after it moves any such item of inventory or equipment outside the state, unless such security interests are perfected in the new jurisdiction before such termination.

                  9. Neither the execution and delivery by FURE of the Loan Documents, nor the performance by FURE of any of its obligations under any of the Loan Documents, conflicts with and/or constitutes a default, violation or breach of the Amended Declaration of Trust (as amended through the date hereof), by-laws or regulations of FURE or any resolutions adopted by the trustees of FURE.

                  10. To our knowledge, execution and delivery by FURE of, and performance by FURE of its agreements in the Loan Documents do not: (a) breach, or result in default under, any existing obligation of FURE under any mortgage, lease, financing agreement, contract or other instrument or agreement to which FURE is a party or by which any material component of its property is bound, (b) breach or otherwise violate any order of any court, administrative agency or public board or body against or affecting FURE or the Property, (c) require any waiver, consent or approval by any creditor of FURE or by any other person or entity, or (d) result in the creation or imposition of any lien or security interest on FURE's property or other assets, except for the liens and security interests created by the Loan Documents in favor of the Administrative Agent.

                  11. As of the date of execution of the Loan Documents, based on searches dated on or about __________, 1997, of the dockets of the Cuyahoga County Court of Common Pleas and the United States District Court for the Northern District of Ohio, Eastern Division, and based upon an inquiry of the lawyers of our firm who regularly handle litigation matters for FURE, to our knowledge, there is not pending or threatened any action, suit, proceeding (at law or in equity) or investigation before or by any court, administrative agency or public board or body against or affecting FURE or the Property which would, if determined adversely to FURE, have a material adverse effect against FURE or its ability to perform its obligations under the Loan Documents.

                  12. FURE is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  13. FURE is a qualified real estate investment trust, as such term is defined in Sections 856 through 860 of the Internal Revenue Code of 1986, as amended.

         Our opinions set forth above are subject to the following qualifications:

                  A. This opinion is limited to the matters set forth herein, and no opinion is implied or may be inferred beyond the matters expressly stated.

                  B. Our opinion as to the enforceability of any of the Loan Documents in accordance with their terms is limited by (l) applicable bankruptcy, insolvency, fraudulent transfer, rehabilitation, liquidation, conservation, receivership, dissolution, reorganization, moratorium and other similar laws of general application affecting the rights of creditors, (2) applicable laws of the State of Ohio and principles of equity, including, without limitation, the doctrine of marshalling of assets, or principles of public policy which may restrict the enforcement of certain remedies provided therein but which, in our opinion, do not affect the validity of the Loan Documents and will not interfere with the practical realization of the rights and benefits of the security intended to be provided therein or thereby, (3) the discretionary nature of specific performance and other equitable remedies, and (4) the discretion of any court in granting relief or issuing any order.

                  C. The enforceability of certain rights, waivers and remedies provided in the Loan Documents, as discussed below, are or may be unavailable or limited by certain laws and judicial decisions; however, we are of the opinion that such laws and judicial decisions do not, subject to the other exceptions, limitations and qualifications in this letter, make the remedies (including, without limitation, the remedy of foreclosure) generally afforded by the Loan Documents inadequate for the substantial realization of the economic benefits of the security and the rights intended to be afforded thereby. Such provisions, waivers and remedies include the following: (i) provisions for payment or repayment of interest, charges and expenses may not be enforceable to the extent the same are determined to be a penalty; (ii) the exercise of any power of sale referred to in the Mortgage, other than a judicial foreclosure, will not judicially settle the rights of parties having an interest in the Property, including, but not limited to FURE's equitable right of redemption, and may be limited by equitable principles at the time in effect; (iii) the provisions allowing for recovery of attorneys' fees and expenses may not be enforceable; (iv) sums advanced by the Administrative Agent pursuant to the Mortgage, other than draws, advances or disbursements of Loan proceeds, may not be secured by the Mortgage to the extent that the expenditures involved were not for the payment of "taxes, assessments, insurance premiums or costs incurred for the protection of the mortgaged premises" within the meaning of Ohio Revised Code section 5301.233; (v) the provisions of the Mortgage relating to taking possession of the Property may not be enforceable without a judicial order allowing the forcible entry and detainer of the subject premises or to the extent of doing so by force if such force would constitute a breach of the peace or unreasonable force to accomplish the objective; (vi) provisions purporting to waive rights of FURE may not be enforceable (including, without limitation, waiver of the right to trial by jury); (vii) provisions that attempt to exculpate the Administrative Agent from liability with regard to obtaining, possessing, dealing with or disposing of the Property may not be enforceable; (viii) the periods for notice to FURE prior to the Administrative Agent exercising its rights and remedies may not satisfy any standard of reasonableness in effect at the time of such action;
         (ix) public policy considerations may limit the rights of the Administrative Agent to indemnification against actions taken by the Administrative Agent in violation of applicable law or public policy;
         (x) the provisions of the Loan Documents that purport to direct the order of application of proceeds may be varied by order of court, or by the application of the UCC, to the extent that expenses or retaking and selling collateral are not reasonable expenses within the meaning of section 1309.47(A)(l); and (xi) provisions of the Loan Documents which purport to affect, alter or terminate the rights, estates or interests held by third parties may not be enforceable.

                  D. The Notes and the Credit Agreement provide for the payment of a premium or additional interest upon FURE's default. To the extent that the prepayment provisions may be construed as liquidated damages, which we believe such provisions may be construed to be, the enforceability of such provisions will be based upon the economic reasonableness of the provision. The determination of economic reasonableness depends upon the particular facts and there are no binding precedents. We therefore express no opinion as to the enforceability of such provisions.

                  E. To the extent the Administrative Agent elects to proceed under the UCC, the security interests created by the Mortgage are subject to such limitations, exceptions and rights of purchasers and creditors as are provided for under the provisions of Article 9 of the UCC. Without limiting the foregoing, the opinions with respect to the creation and perfection of the security interests in the Collateral are subject to the following exceptions:

                           (i) in the case of non-identifiable cash proceeds,
                  perfection and continuation of perfection is limited to the extent set forth in Ohio Revised Code Section 1309.25 (UCC
                  Section 9-306);

                           (ii) in the case of property which becomes Collateral
                  after the date the Mortgage is duly executed, delivered and accepted, Section 552 of the United States Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the United States Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case;

                           (iii) in the case of any Collateral, the
                  Administrative Agent's security interests will terminate upon a disposition of such Collateral authorized by the Administrative Agent;

                           (iv) in the case of any interest in or claim in or
                  under any policy of insurance covering the Collateral, the Administrative Agent's security interests are limited to proceeds payable to FURE (and not to any other party named as loss payee under such policies) by reason of loss or damage to the Collateral insured under insurance policies maintained by FURE; and

                           (v) in the case of any Collateral consisting of goods
                  (as such term is defined in the UCC), the Administrative Agent's security interests will terminate when such Collateral is purchased by a "buyer in the ordinary course of business" (as such term is defined in the UCC).

                  F. We express no opinion as to whether the enforceability of certain remedial and other provisions of the Loan Documents may be limited by implied covenants of good faith, fair dealing and commercially reasonable conduct.

                  G. We express no opinion as to the priority of any liens or security interests created by the Loan Documents or with respect to the effect of subsequently filed financing statements on the priority of any security interests perfected by the filing of the financing statements

                  H. We have not inspected title to the Property and we express no opinion as to such title nor to any interests in real or personal property nor to the priority of any liens or security interests created by the Loan Documents or the accuracy of the descriptions contained therein, or the consequences of any inconsistency between or among the descriptions attached to or otherwise included in the Loan Documents, and we have assumed the accuracy of such descriptions as well as the names and addresses of the record owners of such premises and property.

                  I. We express no opinion on the possible application of various building codes, zoning ordinances, subdivision laws or regulations, environmental laws and other similar statutes, ordinances, codes and regulations affecting the construction, operation, use, transferability and occupancy of the Property.

                  J. At least one Ohio court has denied the enforcement of both a due-on-sale clause and a prepayment premium in the event of a loan acceleration. Wide Scope. Inc. v. Freedom Federal Savings & Loan Assn., 35 Ohio Misc. 2d 25 (Franklin Cty. 1987). We express no opinion as to the enforceability of any prepayment premium provision when the indebtedness evidenced by the Note is accelerated by reason of the exercise of a due-on-sale provision.

                  K. Matters provided in the Loan Documents to be in the sole or uncontrolled discretion of the Administrative Agent, or subject to the exclusive judgment of the Administrative Agent, may be held by a court to be subject to a standard of reasonableness in order to be enforceable.

                  L. The Mortgage may not secure unpaid balances of loan advances made after the Mortgage is filed of record unless such advances are made within the provisions of Ohio Revised Code Section 5301.232 (Ohio's open-end mortgage statute).

                  M. The provisions of the Mortgage, the Assignment or any other recorded Loan Documents that incorporate by reference the terms of other documents that will not be recorded in the Recording Office may not constitute constructive notice of such unrecorded documents to such third parties.

                  N. With respect to the Environmental Indemnity, the Ohio Supreme Court has not yet ruled on the enforceability of environmental indemnification provisions such as those set forth in the Environmental Indemnity. However, a recent federal appellate decision applying Ohio law has upheld such indemnifications. AM INTERNATIONAL, INC. V. INTERNATIONAL FORGING EQUIPMENT CORP., 982 F.2d 989 (6th Cir.
         1993).

                  O. We express no opinion as to the enforceability of the provisions of the Mortgage and the Assignment purporting to assign rents in the absence of the Administrative Agent taking whatever action is appropriate pursuant to applicable Ohio law to perfect its interest in such rents. SEE IN RE SAM A. TISCHI, INC., 133 B.R. 857 (N.D. Ohio
         1991); IN RE MCCANN, 140 B.R. 926 (Bankr. D. Mass. 1992) (applying Ohio law); IN RE MILLER, 133 B.R. 882 (Bankr. N.D. Ohio 1991) (security interest in rents was adequately perfected by proper recording of mortgage in county office, but mortgagee not entitled to rent payments until the enforcement of assignment of rents is sought by mortgagee).

         This opinion letter is being furnished only to the addresses and is solely for their benefit and the benefit of their participants and assigns in connection with the transactions contemplated by the Loan Documents. This opinion letter may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

         This opinion speaks only as of the date hereof, and we assume no obligation to revise or supplement this opinion in the event of any amendment, supplement or other modification of any of the Loan Documents or if the present law of the State of Ohio or the present federal law of the United States is changed by legislative action, judicial decision or otherwise.

                                              Very truly yours,

                                   EXHIBIT D-1







                          ----------------------------

                                     FORM OF

                              AMENDMENT TO MORTGAGE
                (FAIRGROUNDS SQUARE MALL, READING, PENNSYLVANIA)

                          ----------------------------

                                   EXHIBIT D-2







                          ----------------------------

                                     FORM OF

                              AMENDMENT TO MORTGAGE
                       (55 PUBLIC SQUARE, CLEVELAND, OHIO)

                          ----------------------------

                                   EXHIBIT D-3







                          ----------------------------

                                     FORM OF

                              AMENDMENT TO MORTGAGE
                        (KANDI MALL, WILLMAR, MINNESOTA)

                          ----------------------------

                                   EXHIBIT D-4







                          ----------------------------

                                     FORM OF

                              AMENDMENT TO MORTGAGE
                       (CROSSROADS MALL, FT. DODGE, IOWA)

                          ----------------------------

                                   EXHIBIT D-5







                          ----------------------------

                                     FORM OF

                              AMENDMENT TO MORTGAGE
                 (WALDEN VILLAGE APARTMENTS, CLARKSTON, GEORGIA)

                          ----------------------------

                                   EXHIBIT D-6







                          ----------------------------

                                     FORM OF

                              AMENDMENT TO MORTGAGE
              (BRIARWOOD APARTMENTS, FAYETTEVILLE, NORTH CAROLINA)

                          ----------------------------

                                   EXHIBIT D-7







                          ----------------------------

                                     FORM OF

                                    MORTGAGE

                                   (MALL 205)

                          ----------------------------

                                   EXHIBIT D-8







                          ----------------------------

                                     FORM OF

                                    MORTGAGE
                               (MOUNTAINEER MALL)

                          ----------------------------

                                   EXHIBIT D-9







                          ----------------------------

                                     FORM OF

                                    MORTGAGE
                             (WOODFIELD APARTMENTS)

                          ----------------------------

                                  EXHIBIT D-10







                          ----------------------------

                                     FORM OF

                                    MORTGAGE
                              (WINDGATE APARTMENTS)

                          ----------------------------

                                  EXHIBIT D-11







                          ----------------------------

                                     FORM OF

                                    MORTGAGE
                                  (VALLEY MALL)

                          ----------------------------

                                   EXHIBIT E-1







                          ----------------------------

                                     FORM OF

                          AMENDMENT TO LEASE ASSIGNMENT
                (FAIRGROUNDS SQUARE MALL, READING, PENNSYLVANIA)

                          ----------------------------

                                   EXHIBIT E-2







                          ----------------------------

                                     FORM OF

                          AMENDMENT TO LEASE ASSIGNMENT
                       (55 PUBLIC SQUARE, CLEVELAND, OHIO)

                          ----------------------------

                                   EXHIBIT E-3








                          ----------------------------

                                     FORM OF

                          AMENDMENT TO LEASE ASSIGNMENT
                        (KANDI MALL, WILLMAR, MINNESOTA)

                          ----------------------------

                                   EXHIBIT E-4








                          ----------------------------

                                     FORM OF

                          AMENDMENT TO LEASE ASSIGNMENT
                       (CROSSROADS MALL, FT. DODGE, IOWA)

                          ----------------------------

                                   EXHIBIT E-5








                          ----------------------------

                                     FORM OF

                          AMENDMENT TO LEASE ASSIGNMENT
                 (WALDEN VILLAGE APARTMENTS, CLARKSTON, GEORGIA)

                          ----------------------------

                                   EXHIBIT E-6







                          ----------------------------

                                     FORM OF

                          AMENDMENT TO LEASE ASSIGNMENT
              (BRIARWOOD APARTMENTS, FAYETTEVILLE, NORTH CAROLINA)

                          ----------------------------

                                   EXHIBIT E-7







                          ----------------------------

                                     FORM OF

                                LEASE ASSIGNMENT
                                   (MALL 205)

                          ----------------------------

                                   EXHIBIT E-8







                          ----------------------------

                                     FORM OF

                                LEASE ASSIGNMENT
                               (MOUNTAINEER MALL)

                          ----------------------------

                                   EXHIBIT E-9







                          ----------------------------

                                     FORM OF

                                LEASE ASSIGNMENT
                             (WOODFIELD APARTMENTS)

                          ----------------------------

                                  EXHIBIT E-10







                          ----------------------------

                                     FORM OF

                                LEASE ASSIGNMENT
                              (WINDGATE APARTMENTS)

                          ----------------------------

                                  EXHIBIT E-11







                          ----------------------------

                                     FORM OF

                                LEASE ASSIGNMENT
                                  (VALLEY MALL)

                          ----------------------------

                                    EXHIBIT F







                          ----------------------------

                                     FORM OF
                        ENVIRONMENTAL INDEMNITY AGREEMENT

                          ----------------------------

                                    EXHIBIT G







                          ----------------------------

                                     FORM OF

                              ASSIGNMENT AGREEMENT

                          ----------------------------

                              ASSIGNMENT AGREEMENT

                               DATE:_____________

         Reference is made to the Credit Agreement described in Item 2 of Annex I annexed hereto (as such Credit Agreement may hereafter be amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"). Unless defined in Annex I attached hereto, terms defined in the Credit Agreement are used herein as therein defined.

         _____________ (the "ASSIGNOR") and ______________ (the "ASSIGNEE")
         hereby agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I (the "ASSIGNED SHARE") of all of Assignor's outstanding rights and obligations under the Credit Agreement indicated in Item 4 of Annex I, including, without limitation, all rights and obligations with respect to the Assigned Share of the Assignor's Commitment and of the Loans, Unpaid Drawings and the Notes held by the Assignor. After giving effect to such sale and assignment, the Assignee's Commitment will be as set forth in Item 4 of Annex I.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any liens or security interests; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Loan Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Credit Party or the performance or observance by the Borrower or any other Credit Party of any of its obligations under the Credit Agreement or the other Loan Documents or any other instrument or document furnished pursuant thereto.

         3. The Assignee (i) represents and warrants that it is duly authorized to enter into and perform the terms of this Assignment Agreement; (ii) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement;
(iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender[; and (vi) to the extent legally entitled to do so, attaches the forms described in section 4.4(b)(ii) of the Credit Agreement(10).

         4. Following the execution of this Assignment Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment Agreement shall be the date of execution hereof by the Assignor, the Assignee and the consent hereof by the Administrative Agent and the receipt by the Administrative Agent of the administrative fee referred to in section 12.4(b) of the Credit Agreement, unless otherwise specified in Item 5 of Annex I hereto (the "SETTLEMENT DATE").


--------
[FN]
10    If the Assignee is organized under the laws of a jurisdiction outside the
United States.

         5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

         6. It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to (x) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I, (y) all Commitment Commission (if applicable) on the Assigned Share of the Commitment at the rate specified in Item 7 of Annex I, and (z) all Letter of Credit Fees (if applicable) on the Assignee's participation in all Letters of Credit at the rate specified in Item 8 of Annex I hereto, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Commission and Letter of Credit Fees, to be paid by the Administrative Agent, upon receipt thereof from the Borrower, directly to the Assignee. It is further agreed that all payments of principal made by the Borrower on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves on the Settlement Date.

         7. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO.

                                      * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          [NAME OF ASSIGNOR],
                                          as Assignor

                                          By____________________________
                                          Title:

                                          [NAME OF ASSIGNEE],
                                          as Assignee

                                          By_____________________________
                                          Title:

Acknowledged and Agreed:

NATIONAL CITY BANK,
as Administrative Agent


By: ______________________________
         Title:

                                                                         ANNEX I

                  ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                     ANNEX I

1.  The Borrower:        FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

2. Name and Date of Credit Agreement:

         Amended and Restated Credit Agreement, dated as of November 1, 1997, among First Union Real Estate Equity and Mortgage Investments, First Union Management, Inc., the Lenders from time to time party thereto, and National City Bank, as Administrative Agent.

3.  Date of Assignment Agreement:

                           _________ ___ 199

4. Amounts (as of date of item #3 above):

                                 Commitments      Loans

a.  Aggregate Amount
    for all Lenders        $________        $_________

b.  Assigned Share                  _________        __________%

c.  Amount of Assigned
    Share                  $_________       $________

5.  Settlement Date:

         _________ ___ 199

6.       Rate of Interest
         to the Assignee:           As set forth in section 1.8 of the Credit
                                    Agreement (unless otherwise agreed to by the Assignor and the Assignee).(11)

----------

11 The Borrower and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in section
         1.8 of the Credit Agreement, with the Assignor and Assignee effecting any agreed upon sharing of interest through payments by the Assignee to the Assignor.

7.       Commitment

         Commission:                As set forth in section 3.1(a) of the Credit
                                    Agreement (unless otherwise agreedto by the Assignor and the Assignee)(12).

8.       Letter of
         Credit Fees:               As set forth in section 3.1(b) of the Credit
                                    Agreement (unless otherwise agreed to by the Assignor and the Assignee)(13).

9.       Notices:

                                                 ASSIGNOR:
                                                 _________
                                                 _________
                                                 _________
                                                 Attention:
                                                 Telephone No.:
                                                 Facsimile No.:

                                                 ASSIGNEE:
                                                 _________
                                                 _________
                                                 _________
                                                 Attention:
                                                 Telephone No.:
                                                 Facsimile No.:

--------

12 The Borrower and the Administrative Agent shall direct the entire amount of the Commitment Commission to the Assignee at the rate set forth in section 3.1(a) of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of Commitment Commission through payment by the Assignee to the Assignor.

13 The Borrower and the Administrative Agent shall direct the entire amount of the Letter of Credit Fees to the Assignee at the rate set forth in section 3.1(b) of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of the Letter of Credit Fees through payment by the Assignee to the Assignor.

10.      Payment Instructions:

                                                 ASSIGNOR:
                                                 _________
                                                 _________
                                                 _________
                                                 ABA No.:
                                                 Account No.:
                                                 Reference:
                                                 Attention:

                                                 ASSIGNEE:
                                                 _________
                                                 _________
                                                 _________
                                                 ABA No.:
                                                 Account No.:
                                                 Reference:
                                                 Attention:

                                    EXHIBIT H

                              SOLVENCY CERTIFICATE

         I, the undersigned, the Chief Financial Officer of First Union Real Estate Equity and Mortgage Investments, a real estate investment trust organized and existing under the laws of the State of Ohio (the "BORROWER"), do hereby certify on behalf of the Borrower that:

         1. This Certificate is furnished pursuant to section 5.1(r) of the Amended and Restated Credit Agreement, dated as of November 1, 1997, among the Borrower, First Union Management, Inc., the financial institutions from time to time party thereto (the "LENDERS"), and National City Bank, as Administrative Agent (such Amended and Restated Credit Agreement, as in effect on the date of this Certificate, being herein called the "CREDIT AGREEMENT"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

         2. For purposes of this Certificate, the terms below shall have the following definitions:

                  (a)      "FAIR VALUE"

                           The amount at which the assets, in their entirety, of
                  the Borrower would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

                  (b)      "PRESENT FAIR SALABLE VALUE"

                           The amount that could be obtained by an independent
                  willing seller from an independent willing buyer if the assets of the Borrower are sold with reasonable promptness under normal selling conditions for the sale of comparable business enterprises in a current market.

                  (c)      "NEW FINANCING"

                           The Indebtedness incurred or to be incurred by the
                  Borrower under the Loan Documents (assuming the full utilization by the Borrower of the Commitments under the Credit Agreement) and all other financings contemplated by the Loan Documents, in each case after giving effect to the Transaction.

                  (d)      "STATED LIABILITIES"

                           The recorded liabilities (including contingent
                  liabilities that would be recorded in accordance with generally accepted accounting principles ("GAAP")) of the Borrower as of the date hereof after giving effect to the consummation of the Transaction, determined in accordance with GAAP consistently applied, together with the amount of all Obligations.

                  (e)      "IDENTIFIED CONTINGENT LIABILITIES"

                           The maximum estimated amount of liabilities
                  reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of the Borrower after giving effect to the Transaction (including all fees and expenses related thereto but exclusive of such contingent liabilities to the extent reflected in Stated Liabilities), as identified and explained in terms of their nature and estimated magnitude by responsible officers of the Borrower.

                  (f) "WILL BE ABLE TO PAY ITS STATED LIABILITIES, INCLUDING IDENTIFIED CONTINGENT LIABILITIES, AS THEY MATURE"

                           For the period from the date hereof through the
                  Maturity Date, the Borrower will have sufficient assets and cash flow to pay its Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or otherwise become payable.

                  (g)      "DOES NOT HAVE UNREASONABLY SMALL CAPITAL"

                           For the period from the date hereof through the
                  Maturity Date, the Borrower, after consummation of the Transaction and all New Financing (including the Loans) being incurred or assumed and Liens created by the Borrower in connection therewith, is a going concern and has sufficient capital to ensure that it will continue to be a going concern for such period and to remain a going concern.

                  (h)      "TRANSACTION"

                           The acquisition of the remaining 74% interest in the
                  joint venture incident to completion of the Marathon Transaction.

         3. For purposes of this Certificate, I, or officers of the Borrower under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

                  (a) I have reviewed the financial statements of the Borrower referred to in section 6.5 of the Credit Agreement.

                  (b) I have reviewed an unaudited PRO FORMA combined balance sheet of the Borrower which gives effect to the Transaction and the incurrence of any Indebtedness necessary to consummate the Transaction.

                  (c) I have made inquiries of certain officials of the Borrower who have responsibility for financial and accounting matters regarding the existence and amount of Identified Contingent Liabilities associated with the business of the Borrower.

                  (d) I have knowledge of and have reviewed to my satisfaction the Loan Documents and the other documents relating to the Transaction, and the respective Annexes, Schedules and Exhibits thereto.

                  (e) With respect to Identified Contingent Liabilities, I:

                           1. inquired of certain officials of the Borrower who
                  have responsibility for legal, financial and accounting matters as to the existence and estimated liability with respect to all contingent liabilities associated with the business of the Borrower; and

                           2. confirmed with officers of the Borrower, to the
                  best of such officers' knowledge, that (i) all appropriate items were included in Stated Liabilities or Identified Contingent Liabilities and that (ii) the amounts relating thereto were the maximum estimated amount of liabilities reasonably likely to result therefrom as of the date hereof; and

                           3. hereby certify that, to the best of my knowledge,
                  all material Identified Contingent Liabilities that may arise from any pending litigation, asserted claims and assessments, guarantees, uninsured risks and other Identified Contingent Liabilities of the Borrower, (exclusive of such Identified Contingent Liabilities to the extent reflected in Stated Liabilities) have been considered in making the certification set forth in paragraph 4 below, and with respect to each such Identified

                  Contingent Liability the estimable maximum amount of liability with respect thereto was used in making such certification.

                  (f) I have made inquiries of certain officers of the Borrower who have responsibility for financial reporting and accounting matters regarding whether they were aware of any events or conditions that, as of the date hereof, would cause the Borrower after giving effect to the consummation of the Transaction and the New Financing (including the making of Loans under the Credit Agreement), to (i) have assets with a Fair Value or Present Fair Salable Value that are less than the sum of Stated Liabilities and Identified Contingent Liabilities; (ii) have Unreasonably Small Capital; or (iii) not be able to pay its Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

         4. Based on and subject to the foregoing, I hereby certify on behalf of the Borrower that, after giving effect to the consummation of the Transaction and the New Financing (including the making of Loans under the Credit Agreement), it is my opinion that (i) the Fair Value and Present Fair Salable Value of the assets of the Borrower exceed its Stated Liabilities and Identified Contingent Liabilities; (ii) the Borrower does not have Unreasonably Small Capital; and (iii) the Borrower will be able to pay its Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

         IN WITNESS WHEREOF, I have hereto set my hand this ____ day of _________ 1997.

                                        FIRST UNION REAL ESTATE EQUITY
                                                 AND MORTGAGE INVESTMENTS

                                        By:____________________________
                                                 Name:
                                                 Title:

                                    EXHIBIT I

                         SECTION 4.4(b)(ii) CERTIFICATE

         Reference is hereby made to the Amended and Restated Credit Agreement, dated as of November 1, 1997, among First Union Real Estate Equity and Mortgage Investments, First Union Management, Inc., the financial institutions party thereto from time to time and National City Bank, as Administrative Agent (the "CREDIT AGREEMENT"). Pursuant to the provisions of section 4.4(b)(ii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

                                        [NAME OF BANK]

                                        By:_________________________________
                                                 Title:

Dated:__________

                                    EXHIBIT J







                          ----------------------------

                                     FORM OF

                             COMPLIANCE CERTIFICATE

                          ----------------------------

                                    EXHIBIT K







                          ----------------------------

                                     FORM OF

                               SUBSIDIARY GUARANTY

                          ----------------------------

================================================================================





                                U.S.$125,000,000

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                   DATED AS OF
                                NOVEMBER 1, 1997



                                      AMONG

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                                   AS BORROWER


                          FIRST UNION MANAGEMENT, INC.
                              AS MANAGEMENT COMPANY



                     THE LENDING INSTITUTIONS NAMED THEREIN
                                   AS LENDERS



                          KEYBANK NATIONAL ASSOCIATION
                             AS DOCUMENTATION AGENT



                              BANKERS TRUST COMPANY
                              AS SYNDICATION AGENT

                                       AND

                               NATIONAL CITY BANK
                             AS ADMINISTRATIVE AGENT


================================================================================

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

SECTION 1.  AMOUNT AND TERMS OF CREDIT.....................................1
         1.1.     Commitments..............................................1
         1.2.     Minimum Borrowing Amounts, etc...........................2
         1.3.     Notice of Borrowing......................................2
         1.4.     Disbursement of Funds....................................2
         1.5.     Notes....................................................3
         1.6.     Conversions..............................................3
         1.7.     Pro Rata Borrowings......................................3
         1.8.     Interest.................................................3
         1.9.     Interest Periods.........................................4
         1.10.    Increased Costs, Illegality, etc.........................4
         1.11.    Compensation.............................................6
         1.12.    Change of Lending Office; Replacement of Lenders.........6

SECTION 2.        LETTERS OF CREDIT........................................7
         2.1.     Letters of Credit........................................7
         2.2.     Letter of Credit Requests: Notices of Issuance...........8
         2.3.     Agreement to Repay Letter of Credit Drawings.............8
         2.4.     Letter of Credit Participations..........................8
         2.5.     Increased Costs.........................................10
         2.6.     Obligations Absolute....................................10

SECTION 3.        FEES; COMMITMENTS.......................................11
         3.1.     Fees....................................................11
         3.2.     Voluntary Reduction of Commitments......................12
         3.3.     Mandatory Termination of Commitments, etc...............12
         3.4.     Extension of Maturity Date..............................12

SECTION 4.        PAYMENTS................................................12
         4.1.     Voluntary Prepayments...................................12
         4.2.     Mandatory Prepayments...................................13
         4.3.     Method and Place of Payment.............................14
         4.4.     Net Payments............................................14

SECTION 5.        CONDITIONS PRECEDENT....................................15
         5.1.     Conditions Precedent at Closing Date....................15
         5.2.     Conditions Precedent to Certain Credit Events...........20
         5.3.     Conditions Precedent to All Credit Events...............21

SECTION 6.        REPRESENTATIONS AND WARRANTIES..........................21
         6.1.     Organization, Existence.................................22
         6.2.     Due Authorization.......................................22
         6.3.     Enforceability of Documents.............................23
         6.4.     No Default..............................................23
         6.5.     Financial Statements....................................23
         6.6.     No Adverse Changes......................................24
         6.7.     Title to Assets.........................................24
         6.8.     Litigation..............................................24
         6.9.     No Materially Adverse Contracts.........................24




         6.10.    Tax Returns...................................................................24
         6.11.    Contracts with Affiliates or Subsidiaries.....................................24
         6.12.    Employee Benefit Plans........................................................24
         6.13.    Governmental Regulation.......................................................25
         6.14.    Margin Stock; Use of Proceeds.................................................25
         6.15.    Disclosure....................................................................25
         6.16.    No Material Default...........................................................25
         6.17.    Environmental Conditions......................................................25
         6.18.    Licenses and Permits..........................................................26

SECTION 7.        AFFIRMATIVE COVENANTS.........................................................26
         7.1.     Reports and Other Information.................................................26
         7.2.     Maintenance of Property; Insurance............................................28
         7.3.     Priority of Mortgages.........................................................28
         7.4.     Security Interests............................................................28
         7.5.     Maintenance of Existence......................................................29
         7.6.     Compliance with Laws..........................................................29
         7.7.     Notice of Litigation; Judgments...............................................29
         7.8.     Notice of Other Events........................................................30
         7.9.     Inspections...................................................................30
         7.10.    Payment of Taxes and Other Claims.............................................30
         7.11.    Payment of Indebtedness.......................................................31
         7.12.    Performance of Obligations Under the Loan Documents...........................31
         7.13.    Governmental Consents and Approvals...........................................31
         7.14.    Employee Benefit Plans and Guaranteed Pension Plans...........................31
         7.15.    Further Assurances............................................................32
         7.16.    Financial Covenants...........................................................32
         7.17.    Additional Mortgaged Properties; Substitute Mortgaged Properties..............33
         7.18.    Interest Rate and Currency Hedging............................................35
         7.19.    Tenant Estoppel Certificates and Subordination Agreements.....................36
         7.20.    Certain Subsidiaries to Join in Subsidiary Guaranty...........................36

SECTION 8.        NEGATIVE COVENANTS............................................................37
         8.1.     Limitation on Nature of Business..............................................37
         8.2.     Limitation on Consolidation and Merger........................................37
         8.3.     Limitation on Distributions, Dividends and Return of Capital..................37
         8.4.     Acquisition of Margin Securities..............................................38
         8.5.     Limitation on Indebtedness....................................................38
         8.6.     Guarantees....................................................................40
         8.7.     Liens.........................................................................40
         8.8.     Sales of Assets, etc..........................................................42
         8.9.     Leasing of Eligible Real Estate...............................................42
         8.10.    Transactions with Affiliates..................................................42
         8.11.    Limitation on Certain Actions.................................................43

SECTION 9.        EVENTS OF DEFAULT.............................................................43
         9.1.     Events of Default.............................................................43
         9.2.     Acceleration, etc.............................................................44
         9.3.     Remedies......................................................................45
         9.4.     Application of Liquidation Proceeds...........................................45

SECTION 10.       DEFINITIONS AND TERMS.........................................................46
         10.1.    Certain Defined Terms.........................................................46
         10.2.    Accounting Terms..............................................................57




         10.3.    Terms Generally............................................................58
         10.4.    Certain Financial References...............................................58

SECTION 11.       THE ADMINISTRATIVE AGENT...................................................58
         11.1.    Appointment................................................................58
         11.2.    Delegation of Duties.......................................................58
         11.3.    Exculpatory Provisions.....................................................59
         11.4.    Reliance by Administrative Agent...........................................59
         11.5.    Notice of Default..........................................................59
         11.6.    Non-Reliance...............................................................59
         11.7.    Indemnification............................................................60
         11.8.    The Administrative Agent in Individual Capacity............................60
         11.9.    Successor Administrative Agent.............................................60
         11.10.   Other Agents...............................................................60

SECTION 12.       MISCELLANEOUS..............................................................61
         12.1.    Payment of Expenses etc....................................................61
         12.2.    Right of Setoff............................................................61
         12.3.    Notices....................................................................61
         12.4.    Benefit of Agreement.......................................................62
         12.5.    No Waiver: Remedies Cumulative.............................................63
         12.6.    Payments Pro Rata..........................................................63
         12.7.    Calculations: Computations.................................................64
         12.8.    Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.....64
         12.9.    Counterparts...............................................................65
         12.10.   Effectiveness..............................................................65
         12.11.   Headings Descriptive.......................................................65
         12.12.   Amendment or Waiver........................................................65
         12.13.   Survival...................................................................65
         12.14.   Domicile of Loans..........................................................65
         12.15.   Confidentiality............................................................66
         12.16.   Lender Register............................................................66
         12.17.   Limitations on Liability of the Letter of Credit Issuers...................66
         12.18.   General Limitation of Liability............................................66
         12.19.   No Duty....................................................................67
         12.20.   Lenders and Agent Not Fiduciary to Credit Parties, etc.....................67
         12.21.   Survival of Representations and Warranties.................................67
         12.22.   Limitation on Enforcement of Security Documents............................67
         12.23.   Liability of Borrower's Trustees, etc......................................67


                           ANNEXES TO CREDIT AGREEMENT



ANNEX I       -   INFORMATION AS TO LENDERS
ANNEX II      -   INFORMATION AS TO SUBSIDIARIES
ANNEX III     -   LIST OF INITIAL MORTGAGED PROPERTIES, MARKET CONSTANTS
                           AND COVERAGE FACTORS
ANNEX IV      -   DESCRIPTION OF CERTAIN PROPERTY DISPOSITIONS
ANNEX V       -   DESCRIPTION OF CERTAIN LITIGATION
ANNEX VI      -   LIST OF CERTAIN EMPLOYEE BENEFIT PLANS AND
                           GUARANTEED PENSION PLANS
ANNEX VII     -   DESCRIPTION OF CERTAIN MATERIAL AGREEMENTS
ANNEX VIII    -   DESCRIPTION OF INDEBTEDNESS FOR BORROWED MONEY,
                           INCLUDING THAT OWED TO THE BORROWER BY AFFILIATES
ANNEX IX      -   DESCRIPTION OF LETTERS OF CREDIT
                           DEEMED ISSUED UNDER THE CREDIT AGREEMENT

                          EXHIBITS TO CREDIT AGREEMENT

EXHIBIT A-1  - FORM OF NOTICE OF BORROWING
EXHIBIT A-2  - FORM OF LETTER OF CREDIT REQUEST
EXHIBIT B    - FORM OF NOTE
EXHIBIT C    - FORM OF OPINION OF SPECIAL COUNSEL TO THE BORROWER
EXHIBIT D-1  - FORM OF AMENDMENT TO MORTGAGE (Fairgrounds Square Mall,
                        Reading, Pennsylvania)
EXHIBIT D-2 - FORM OF AMENDMENT TO MORTGAGE (55 Public Square, Cleveland, Ohio) EXHIBIT D-3 - FORM OF AMENDMENT TO MORTGAGE (Kandi Mall, Willmar, Minnesota) EXHIBIT D-4 - FORM OF AMENDMENT TO MORTGAGE (Crossroads Mall, Ft. Dodge, Iowa) EXHIBIT D-5 - FORM OF AMENDMENT TO MORTGAGE (Walden Village Apartments,
                        Clarkston, Georgia)
EXHIBIT D-6  - FORM OF AMENDMENT TO MORTGAGE (Briarwood Apartments,
                        Fayetteville, North Carolina)
EXHIBIT D-7  - FORM OF MORTGAGE (Mall 205)
EXHIBIT D-8 - FORM OF MORTGAGE (Mountaineer Mall, Marion County, West Virginia) EXHIBIT D-9 - FORM OF MORTGAGE (Woodfield Apartments)
EXHIBIT D-10 - FORM OF MORTGAGE (Windgate Apartments)
EXHIBIT D-11 - FORM OF MORTGAGE (Valley Mall)
EXHIBIT E-1  - FORM OF AMENDMENT TO LEASE ASSIGNMENT (Fairgrounds Square Mall,
                        Reading, Pennsylvania)
EXHIBIT E-2  - FORM OF AMENDMENT TO LEASE ASSIGNMENT (55 Public Square,
                        Cleveland, Ohio)
EXHIBIT E-3  - FORM OF AMENDMENT TO LEASE ASSIGNMENT (Kandi Mall,
                        Willmar, Minnesota)
EXHIBIT E-4  - FORM OF AMENDMENT TO LEASE ASSIGNMENT (Crossroads Mall,
                        Ft. Dodge, Iowa)
EXHIBIT E-5  - FORM OF AMENDMENT TO LEASE ASSIGNMENT (Walden Village Apartments,
                        Clarkston, Georgia)
EXHIBIT E-6  - FORM OF AMENDMENT TO LEASE ASSIGNMENT (Briarwood Apartments,
                        Fayetteville, North Carolina)
EXHIBIT E-7  - FORM OF LEASE ASSIGNMENT (Mall 205)
EXHIBIT E-8  - FORM OF LEASE ASSIGNMENT (Mountaineer Mall, Marion County, West
                        Virginia)
EXHIBIT E-9  - FORM OF LEASE ASSIGNMENT (Woodfield Apartments)
EXHIBIT E-10 - FORM OF LEASE ASSIGNMENT (Windgate Apartments)
EXHIBIT E-11 - FORM OF LEASE ASSIGNMENT (Valley Mall)
EXHIBIT F    - FORM OF ENVIRONMENTAL INDEMNITY AGREEMENT
EXHIBIT G    - FORM OF ASSIGNMENT AGREEMENT
EXHIBIT H    - FORM OF SOLVENCY CERTIFICATE
EXHIBIT I    - FORM OF SECTION 4.4(b)(ii) CERTIFICATE
EXHIBIT J    - FORM OF COMPLIANCE CERTIFICATE
EXHIBIT K    - FORM OF SUBSIDIARY GUARANTY



                                        vi